American Beacon Funds
4151 Amon Carter Boulevard
Fort Worth, TX 76155

December 30, 2013

Dear Shareholder:

The enclosed proxy materials relate to a Special Meeting of Shareholders (“Meeting”) of the American Beacon S&P 500 Index Fund (“AB Fund”), a series of American Beacon Funds (“AB Trust”), to be held on January 21, 2014. The AB Fund operates as a feeder fund under a master-feeder structure.  This means that the AB Fund invests all of its investable assets in another registered investment company that has a substantially similar investment objective and investment restrictions, which purchases securities for investment. The AB Fund invests substantially all of its assets in the State Street Equity 500 Index Portfolio (“Master Fund”), a series of State Street Master Funds (“Master Trust”).

Under the terms of a Participation Agreement among the AB Trust, on behalf of the AB Fund, the Master Fund and SSgA Funds Management, Inc., the Master Fund’s investment adviser, the AB Fund is required to call a shareholders meeting to seek instructions from AB Fund shareholders regarding how the AB Fund will vote its interest on matters pertaining to the Master Fund.  The Master Trust is holding a special meeting of its interestholders.  Accordingly, the AB Fund is seeking your instructions regarding how to vote the AB Fund’s interest in the Master Fund in connection with the proposals described below (“Master Fund Proposals”):

Master Fund Proposals

(1)	To elect a Board of Trustees of the Master Trust.

(2)	To approve an Amended and Restated Agreement and Declaration of Trust for the Master Trust.

(3)	To change or eliminate certain fundamental investment restrictions of the Master Fund.

(4)	To convert the Master Fund’s investment objective from fundamental to non-fundamental.

AB Fund Proposal

The AB Fund’s fundamental investment restrictions are substantially similar to those of the Master Fund.  The AB Fund is seeking shareholder approval of changes to the AB Fund’s investment restrictions (“AB Fund Proposal” and, together with the Master Fund Proposals, the “Proposals”), which correspond to the proposed changes to the Master Fund’s investment restrictions.  If shareholders approve the AB Fund Proposal, the proposed changes to the AB Fund’s investment restrictions would be implemented only if the Master Fund’s interestholders approve the corresponding proposed changes to the Master Fund’s investment restrictions. If the Master Fund’s interestholders do not approve one or more of the proposed changes to the Master Fund’s investment restrictions, the corresponding proposed changes to the AB Fund’s investment restrictions will not become effective, even if such changes are approved by the AB Fund’s shareholders.

(5)	To change or eliminate the AB Fund’s fundamental investment restrictions to the extent that corresponding changes to the Master Fund’s fundamental investment restrictions are approved by the Master Fund’s interestholders.

(6)	To transact any other business as may properly come before the Meeting.

The enclosed proxy statement details these Proposals. For your convenience, we have provided a question and answer section that offers a brief overview of the issues for which your vote is requested. The Proxy Statement itself provides greater detail about the Proposals, why they are being made and how they apply to the AB Fund. Please read these materials carefully.

The AB Board is making no recommendations with respect to Master Fund Proposals 1 through 3 and unanimously recommends that shareholders vote AGAINST Master Fund Proposal 4.  The AB Board unanimously recommends that shareholders vote FOR AB Fund Proposal 5. Please review the attached Proxy Statement carefully and cast your vote on the Proposals.

Conclusion

Your vote is important no matter how many shares you own.  Voting your shares now will allow you as an AB Fund shareholder to avoid the costs and inconvenience of any follow-up mail or telephone solicitation for your vote.  Please take a moment now to review the proxy materials and complete, sign, date and return the enclosed proxy card promptly in the enclosed postage-paid envelope.  Alternatively, you may vote via telephone, the Internet or in person.  Please refer to the proxy card for instructions to vote by telephone or the Internet.  If we do not hear from you by January 14, 2014, we or our proxy solicitor may contact you again for your vote.  If you have any questions about these materials, please call us at 1-855-648-2883.

Thank you for your vote and for your continued investment in the AB Fund.

Sincerely,

Gene L. Needles, Jr.
President
American Beacon Funds

2

American Beacon Funds
4151 Amon Carter Boulevard
Fort Worth, TX 76155

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NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
_________________________

Dear Shareholder:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (“Meeting”) of the American Beacon S&P 500 Index Fund (“AB Fund”), a series of American Beacon Funds (“AB Trust”), will be held at 2:00 p.m. Central Time on January 21, 2014, at American Beacon Advisors, Inc., 4151 Amon Carter Boulevard, First Floor, Flagship Room, Fort Worth, Texas 76155.

The AB Fund operates as a feeder fund under a master-feeder structure.  This means that the AB Fund invests all of its investable assets in another registered investment company that has a substantially similar investment objective and investment restrictions, which purchases securities for investment. The AB Fund invests substantially all of its assets in the State Street Equity 500 Index Portfolio (“Master Fund”), a series of State Street Master Funds (“Master Trust”).

Under the terms of a Participation Agreement among the AB Trust, on behalf of the AB Fund, the Master Fund and SSgA Funds Management, Inc., the Master Fund’s investment adviser, the AB Fund is required to call a shareholders meeting to seek instructions from AB Fund shareholders regarding how the AB Fund will vote its interest on matters pertaining to the Master Fund.  The Master Trust is holding a special meeting of its interestholders.  Accordingly, the AB Fund is seeking your instructions regarding how to vote the AB Fund’s interest in the Master Fund in connection with the proposals described below (“Master Fund Proposals”):

Master Fund Proposals

(1)	To elect a Board of Trustees of the Master Trust.

(2)	To approve an Amended and Restated Agreement and Declaration of Trust for the Master Trust.

(3)	To change or eliminate certain fundamental investment restrictions of the Master Fund.

(4)	To convert the Master Fund’s investment objective from fundamental to non-fundamental.

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AB Fund Proposal

The AB Fund’s fundamental investment restrictions are substantially similar to those of the Master Fund.  The AB Fund is seeking shareholder approval of changes to the AB Fund’s investment restrictions (“AB Fund Proposal” and, together with the Master Fund Proposals, the “Proposals”), which correspond to the proposed changes to the Master Fund’s investment restrictions.  If shareholders approve the AB Fund Proposal, the proposed changes to the AB Fund’s investment restrictions would be implemented only if the Master Fund’s interestholders approve the corresponding proposed changes to the Master Fund’s investment restrictions.  If the Master Fund’s interestholders do not approve one or more of the proposed changes to the Master Fund’s investment restrictions, the corresponding proposed changes to the AB Fund’s investment restrictions will not become effective, even if such changes are approved by the AB Fund’s shareholders.

(5)	To change or eliminate the AB Fund’s fundamental investment restrictions to the extent that corresponding changes to the Master Fund’s fundamental investment restrictions are approved by the Master Fund’s interestholders.

(6)	To transact any other business as may properly come before the Meeting.

Only holders of record at the close of business on November 25, 2013 (“Record Date”) of shares of beneficial interest in the AB Fund are entitled to receive notice of, and vote at, the Meeting and any adjournments thereof.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on January 21, 2014.  This Notice and the Proxy Statement are available on the Internet at http://www.americanbeaconfunds.com/resource_center/MutualFundForms.aspx.  On this website, you will be able to access the Notice, the Proxy Statement, any accompanying materials and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders.

By Order of the Board of Trustees,

Rosemary K. Behan
Secretary

Fort Worth, Texas
December 30, 2013

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YOUR VOTE IS IMPORTANT
NO MATTER HOW MANY SHARES YOU OWN

It is important that you vote even if your account was closed after the November 25, 2013 Record Date.

Please indicate your voting instructions on the enclosed proxy card, sign and date the card, and return the card by mail in the postage-paid envelope provided.  If you do not reply, or if you sign, date and return the proxy card, but give no voting instructions, your shares will be voted on the Master Fund Proposals in the same proportion as the shares of AB Fund shareholders who do give voting instructions, and “FOR” the AB Fund Proposal.

To avoid the expense and inconvenience of further solicitations for your vote, please mail your proxy card promptly.

As an alternative to voting the proxy card by mail, you may vote by telephone, the Internet or in person.  To vote by telephone or the Internet, please follow the instructions listed on the proxy card.  Any shareholder proposal submitted to a vote at the Meeting may be voted only in person or by written proxy.  If we have not received your voting instructions by January 14, 2014, we may contact you again for your vote.

Notice to Corporations and Partnerships:  proxy cards submitted but not signed by the appropriate persons as set forth in the voting instructions on the proxy cards will not be voted.

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American Beacon Funds
4151 Amon Carter Boulevard
Fort Worth, TX 76155

_________________________

INFORMATION TO HELP YOU UNDERSTAND
AND VOTE ON THE PROPOSALS
_________________________

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we also are providing the following brief overview of the proposals in the Proxy Statement (“Proposals”), in “Question and Answer” format, to help you understand and vote on the Proposals.  Your vote is important.  Please vote.

Q:	Why are you sending me this information?

A:           You are receiving these materials because on November 25, 2013, you owned shares of the American Beacon S&P 500 Index Fund (“AB Fund”), a series of the American Beacon Funds Trust (“AB Trust”).  The AB Fund operates as a feeder fund under a master-feeder structure.  This means that the AB Fund invests all of its investable assets in another registered investment company that has a substantially similar investment objective and investment restrictions, which purchases securities for investment. The AB Fund invests substantially all of its assets in the State Street Equity 500 Index Portfolio (“Master Fund”), a series of State Street Master Funds (“Master Trust”).

Under the terms of a Participation Agreement among the AB Trust, on behalf of the AB Fund, the Master Fund and SSgA Funds Management, Inc. (“SSgA FM”), the Master Fund’s investment adviser, the AB Fund is required to call a shareholders meeting to seek instructions from AB Fund shareholders regarding how the AB Fund will vote its interest on matters pertaining to the Master Fund.  The Master Trust is holding a special meeting of its interestholders.  Accordingly, the AB Fund is seeking your instructions regarding how to vote the AB Fund’s interest in the Master Fund in connection with the proposals described below (“Master Fund Proposals”):

Master Fund Proposals

(1)	To elect a Board of Trustees of the Master Trust.

(2)	To approve an Amended and Restated Agreement and Declaration of Trust for the Master Trust.

(3)	To change or eliminate certain fundamental investment restrictions of the Master Fund.

(4)	To convert the Master Fund’s investment objective from fundamental to non-fundamental.

AB Fund Proposal

The AB Fund’s fundamental investment restrictions are substantially similar to those of the Master Fund.  The AB Fund is seeking shareholder approval of changes to the AB Fund’s investment restrictions (“AB Fund Proposal” and, together with the Master Fund Proposals, the “Proposals”), which correspond to the proposed changes to the Master Fund’s investment restrictions.  If shareholders approve the AB Fund Proposal, the proposed changes to the AB Fund’s investment restrictions would be implemented only if the Master Fund’s interestholders approve the corresponding proposed changes to the Master Fund’s investment restrictions.  If the Master Fund’s interestholders do not approve one or more of the proposed changes to the Master Fund’s investment restrictions, the corresponding proposed changes to the AB Fund’s investment restrictions will not become effective, even if such changes are approved by the AB Fund’s shareholders.

(5)	To change or eliminate the AB Fund’s fundamental investment restrictions to the extent that corresponding changes to the Master Fund’s fundamental investment restrictions are approved by the Master Fund’s interestholders.

(6)	To transact any other business as may properly come before the Meeting.

Master Fund Proposals

Q:	What information has the Master Fund provided about the Master Fund Proposals?

A:	The Master Fund has provided the information below regarding the Master Fund Proposals in a “Question and Answer” section preceding the Master Trust Proxy Statement. Certain changes have been made in order to incorporate this information into this overview.

Proposal 1. To Elect a Board of Trustees of the Master Trust.

Q:           What are shareholders being asked to do?

A:           You are being asked to elect a Board of Trustees of the Master Trust which includes the existing Trustees of the Master Trust as well as certain of the current Trustees of other funds sponsored by SSgA FM.

Approval is also being sought from shareholders of the other funds in the Master Trust (“Master Trust Funds”) and the funds in two other trusts in the SSgA FM fund complex, State Street Institutional Investment Trust and SSgA Funds (each an “SSgA FM Trust” and, together with the Master Trust, the “SSgA FM Trusts”), to elect the same nominees to the Board of Trustees for those SSgA FM Trusts. The Boards of Trustees of the Master Trust and the other SSgA FM Trusts separately have determined that it is in the best interests of each fund in the applicable SSgA FM Trust to consolidate oversight of the funds by aligning the membership of the Boards of Trustees of SSgA FM Trusts with one another so that the funds are overseen by the same group of trustees.

Q:           Why does the Master Fund’s Board recommend this proposal?

A:           The Master Fund’s Board believes that a consolidated board structure will benefit each fund in the Master Trust and the other funds in SSgA FM Trusts by, among other things, promoting: (i) transparency and effective communications among the trustees of SSgA FM Trusts, consistent with preserving the quality of the decision-making by the Trustees, (ii) enhanced effectiveness of board oversight of the funds in the Master Trust and the funds in the other SSgA FM Trusts, their management and other service providers and (iii) a more efficient use of resources by management, which may enhance management’s productivity and lead to long-term cost savings for the Master Fund. Additionally, the Master Fund’s Board believes that the Master Fund would benefit from the diversity of background and experience of the nominees.

Q:           Will a majority of the Trustees be independent of SSgA FM?

A:           Yes, if all of the nominees are elected, eight (8) of the ten (10) Trustees of the Master Fund would be independent of SSgA FM.

Proposal 2. To Approve an Amended and Restated Agreement and Declaration of Trust for the Master Trust.

Q:           Why is this change being proposed by the Master Trust?

A:           The Master Trust’s Declaration of Trust is the document that governs the corporate actions of the Master Trust and the Master Trust Funds. It sets forth, among other things, details regarding the organization of the Master Trust and of the Master Trust Funds, shareholder rights, powers of the board and the characteristics of Master Trust Fund shares.  The proposed Amended and Restated Declaration of Trust includes a number of provisions intended to make the administration of the Master Trust Funds more efficient and to provide more flexibility for the operations of the Master Trust Funds. For example, the proposed Amended and Restated Declaration of Trust would eliminate the requirement that shareholders vote to authorize certain matters related to the Master Trust Funds. Shareholders of other mutual funds advised by SSgA FM are also expected to consider adopting the same form of declaration of trust, modified as appropriate, so that, if approved by shareholders, all of those mutual funds would operate under the same form of declaration of trust as the Master Trust to promote efficiency and provide other potential benefits as described in this Proxy Statement.

Q:           What effect would the adoption of the Amended and Restated Declaration of Trust have on the Master Fund?

A:           A description of certain material differences between the Master Trust’s current Declaration of Trust and the proposed Amended and Restated Agreement and Declaration of Trust is set forth in Proposal 2 of the attached proxy statement.  Adoption of the proposed Amended and Restated Declaration of Trust would not alter in any way the Trustees’ existing fiduciary obligations to act with due care and in the shareholders’ interests, nor will the Master Fund’s current investments or investment policies change by virtue of the adoption of the Amended and Restated Declaration of Trust.

The Master Trust’s proposed Declaration of Trust would, among other things, authorize the Trustees, under certain circumstances, to approve the reorganization of the Master Fund with another mutual fund without shareholder approval. Such mergers are permitted without a vote of shareholders under various circumstances pursuant to an existing U.S. Securities Exchange Commission (“SEC”) rule. The Board of the Master Trust has not approved or considered any such merger. However, SSgA FM has informed the Board that it expects in the future potentially to recommend that one or more of the Master Trust Funds be combined with other comparable funds managed by SSgA FM. The Board of the Master Trust would consider any such proposal on its merits.  Should shareholders approve the Master Trust’s proposed Declaration of Trust, such shareholders would not have the ability under the Master Trust’s organizational document to vote on any such combination.

Proposal 3. To Change or Eliminate Certain Fundamental Investment Restrictions of the Master Fund.

Q:           What is the purpose of these proposed changes?

A:           Generally, the purpose of these proposed changes is to increase the Master Fund’s investment flexibility by removing what SSgA FM believes to be outdated, and/or unnecessarily restrictive policies, and to reduce administrative and compliance burdens on the Master Fund and SSgA FM by simplifying these fundamental investment restrictions and bringing them more closely in line with those of other funds in SSgA FM Trusts.

Q:           Will these changes result in changes to the Master Fund’s investment approach?

A:           No. SSgA FM has informed the Trustees of the Master Trust that it does not currently anticipate any changes in the way the Master Fund is managed as a result of these proposed changes. Shareholder approval now of a change to, or elimination of, a fundamental investment restriction will eliminate the need for the Master Fund to solicit shareholder approval in the future to adapt to changing circumstances.

Q:           How will these changes affect the AB Fund?

A:           SSgA FM, and the Board of the Master Trust, believe that maintaining the current fundamental investment restrictions could prevent the Master Fund from taking advantage of investment opportunities and/or responding to changing regulations in the future — at least without incurring the delays and costs that would be associated with seeking interestholder approval — and that, as a result, the changes have the potential to benefit both the Master Fund and its interestholders (including the AB Fund). If interestholders vote now to approve the proposed changes to Master Fund’s fundamental investment restrictions, interestholders will not have the right to vote in the future prior to the Master Fund engaging in an investment practice newly permitted by the Master Fund’s revised fundamental investment restrictions.  Alignment of the Master Fund’s investment restrictions with the other Master Trust Funds and with those of other mutual funds managed by SSgA FM would increase the likelihood that the Master Fund will qualify to participate in merger transactions without interestholder approval under an existing SEC rule (in a case where the Master Fund qualifies to participate in a merger transaction without interestholder approval, interestholders would not be asked to vote on the merger).

Proposal 4. To Convert the Master Fund’s Investment Objective from Fundamental to Non-Fundamental.

Q:           How will this change affect the AB Fund?

A:           Making this change will empower the Trustees of the Master Trust to approve changes to the Master Fund’s investment objective in the future without the delay and expense of a interestholder vote. If this proposal is approved, interestholders (including the AB Fund) will not have the right to vote on any future change to the Master Fund’s investment objective.

Q:           If approved, will SSgA FM be proposing changes to the Master Fund’s investment objective?

A:           No, SSgA FM has no present intention of proposing that the Trustees of the Master Trust consider changing the Master Fund’s investment objective. If the Trustees of the Master Trust were ever to approve a change to the Master Fund’s investment objective, shareholders would receive advance notice and the Master Fund’s Prospectus would be modified accordingly.

AB Fund Proposal

Q:	What is the purpose of the AB Fund Proposal?
A:
The AB Fund’s fundamental investment restrictions are substantially similar to those of the Master Fund. The AB Fund is seeking shareholder approval of changes to the AB Fund’s investment restrictions (“AB Fund Proposal” and, together with the Master Fund Proposals, the “Proposals”), which correspond to the proposed changes to the Master Fund’s investment restrictions. If shareholders approve the AB Fund Proposal, the proposed changes to the AB Fund’s investment restrictions would be implemented only if the Master Fund’s interestholders approve the corresponding proposed changes to the Master Fund’s investment restrictions. If the Master Fund’s interestholders do not approve one or more of the proposed changes to the Master Fund’s investment restrictions, the corresponding proposed changes to the AB Fund’s investment restrictions will not become effective, even if such changes are approved by the AB Fund’s shareholders.

Q:	Will the AB Fund pay for the Proxy Statement and related costs?

A:	No, SSgA FM will bear all costs related to the Proxy Statement.

Q:	How does the AB Board recommend that I vote with respect to each Proposal?

A:
The AB Board is making no recommendations with respect to Master Fund Proposals 1 through 3 and unanimously recommends that shareholders vote AGAINST Master Fund Proposal 4.  The AB Board unanimously recommends that shareholders vote FOR AB Fund Proposal 5.

Q:	How do I vote my shares?

A:
Please indicate your voting instructions on the enclosed proxy card, sign and date the card, and return the card by mail in the postage-paid envelope provided.  As an alternative to voting the proxy card by mail, you may vote by telephone, the Internet or in person.  To vote by telephone or the Internet, please follow the instructions listed on the proxy card.  If you will attend the Meeting and vote in person, please let us know by calling 1-855-648-2883.

Q:	Whom should I call for additional information about the Proxy Statement?

A:	If you have any questions about any Proposal or need assistance voting your shares, please call 1-855-648-2883.

American Beacon Funds
4151 Amon Carter Boulevard
Fort Worth, TX 76155

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PROXY STATEMENT

Special Meeting of Shareholders
to be Held on January 21, 2014
_________________________

This document is a Proxy Statement for the American Beacon S&P 500 Index Fund (“AB Fund”), a series of American Beacon Funds (“AB Trust”).  The AB Fund operates as a feeder fund under a master-feeder structure.  This means that the AB Fund invests all of its investable assets in another registered investment company that has a substantially similar investment objective and investment restrictions, which purchases securities for investment. The AB Fund pursues its investment objective by investing substantially all of its assets in the State Street Equity 500 Index Portfolio (“Master Fund”), a series of State Street Master Funds (“Master Trust”).

Under the terms of a Participation Agreement among the AB Trust, on behalf of the AB Fund, the Master Fund and SSgA Funds Management, Inc., the Master Fund’s investment adviser (“SSgA FM”), the AB Fund is required to call a shareholders meeting to seek instructions from AB Fund shareholders regarding how the AB Fund will vote its interest on matters pertaining to the Master Fund.  The Master Trust is holding a special meeting of its interestholders.  Accordingly, the AB Fund is seeking your instructions regarding how to vote the AB Fund’s interest in the Master Fund in connection with the proposals described below under the heading “Master Fund Proposals.”

The AB Fund’s fundamental investment restrictions are substantially similar to those of the Master Fund.  The AB Fund is seeking shareholder approval of changes to the AB Fund’s investment restrictions (“AB Fund Proposal” and, together with the Master Fund Proposals, the “Proposals”), which correspond to the proposed changes to the Master Fund’s investment restrictions.  If shareholders approve the AB Fund Proposal, the proposed changes to the AB Fund’s investment restrictions would be implemented only if the Master Fund’s interestholders approve the corresponding proposed changes to the Master Fund’s investment restrictions.  If the Master Fund’s interestholders do not approve one or more of the proposed changes to the Master Fund’s investment restrictions, the corresponding proposed changes to the AB Fund’s investment restrictions will not become effective, even if such changes are approved by the AB Fund’s shareholders.

Summarized below are Proposals (1) through (6), which the shareholders of the AB Fund are being asked to consider:

Master Fund Proposals

(1)	To elect a Board of Trustees of the Master Trust.

(2)	To approve an Amended and Restated Agreement and Declaration of Trust for the Master Trust.

(3)	To change or eliminate certain fundamental investment restrictions of the Master Fund.

(4)	To convert the Master Fund’s investment objective from fundamental to non-fundamental.

AB Fund Proposal

(5)
To change or eliminate the AB Fund’s fundamental investment restrictions to the extent that corresponding changes to the Master Fund’s fundamental investment restrictions are approved by the Master Fund’s interestholders.

(6)	To transact any other business as may properly come before the Meeting.

This Proxy Statement is furnished by, and on behalf of, the Board of Trustees of the AB Trust (each member thereof, an “AB Trustee,” and collectively, the “AB Trustees” or “AB Board”) to be used at the Special Meeting of Shareholders of the AB Fund (“Meeting”), and any adjournments thereof.  Shareholders of the AB Fund will vote to provide instructions as to how to vote the AB Fund’s interest with respect to the Proposals that relate to the Master Fund. The Shareholders are also being asked to approve changes to the AB Fund’s investment restrictions, which correspond to the proposed changes to the Master Fund’s investment restrictions.

The Meeting will be held at 2:00 p.m. Central Time on January 21, 2014, at the offices of American Beacon Advisors, Inc. (“Manager”).  The Manager serves as manager and administrator to the AB Fund.  Foreside Fund Services, LLC, located at Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as the AB Fund’s distributor and principal underwriter.  The purpose of the Meeting is set forth in the accompanying Notice.  This Proxy Statement and accompanying proxy card will be mailed to shareholders on or about December 30, 2013.

In connection with the Proposals that relate to the Master Fund, the AB Fund, as a shareholder of the Master Fund, will vote its interest in the Master Fund in the same proportion as the vote of its shareholders on each Proposal.  The AB Fund will vote shares for which it receives no voting instructions in the same proportion as the shares for which it does receive voting instructions.  Because the AB Fund’s votes are proportionate to its percentage interest in the Master Fund, the majority of the Master Fund’s shareholders could approve an action against which a majority of the outstanding voting securities of the AB Fund votes.

____________________________________

OVERVIEW
____________________________________

Purpose of the Proxy Statement and Proxy Solicitation

The Master Trust is holding a vote of its interestholders and the AB Fund is seeking your instructions regarding how to vote the AB Fund’s interest in the Master Fund.  Interestholders of the Master Trust as of October 31, 2013 (“Master Trust Record Date”) are eligible to vote at a Special Meeting of the Master Trust interestholders scheduled for December 19, 2013 (“Master Trust Special Meeting”).  Under the terms of a Participation Agreement among the AB Trust, on behalf of the AB Fund, the Master Fund and SSgA Funds Management, Inc., the Master Fund’s investment adviser (“SSgA FM”), the AB Fund is required to call a shareholder meeting to seek instructions from AB Fund shareholders regarding how the AB Fund will vote its interest on matters pertaining to the Master Fund.

The Master Fund’s management has agreed to propose and recommend that the Master Trust Special Meeting be adjourned with respect to the Master Fund until January 22, 2014 to provide the AB Fund with the opportunity to hold the Meeting and solicit instructions from shareholders regarding how the AB Fund will vote its interest on the Master Fund Proposals in accordance with the terms of the Participation Agreement.  The Master Fund’s management is not obligated to propose and recommend the adjournment of the Master Trust Special Meeting with respect to the Master Fund as to Master Fund Proposals 1 and 2 if, in light of the votes cast by other interestholders of the Master Trust or the Master Fund, as applicable, the AB Fund’s votes would not affect the outcome of the voting on such matter.

The AB Fund’s fundamental investment restrictions are substantially similar to those of the Master Fund.  The AB Fund is seeking shareholder approval of changes to the AB Fund’s investment restrictions (“AB Fund Proposal” and, together with the Master Fund Proposals, the “Proposals”), which correspond to the proposed changes to the Master Fund’s investment restrictions.  If shareholders approve the AB Fund Proposal, the proposed changes to the AB Fund’s investment restrictions would be implemented only if the Master Fund’s interestholders approve the corresponding proposed changes to the Master Fund’s investment restrictions.  If the Master Fund’s interestholders do not approve one or more of the proposed changes to the Master Fund’s investment restrictions, the corresponding proposed changes to the AB Fund’s investment restrictions will not become effective, even if such changes are approved by the AB Fund’s shareholders.

The Proposals are described in detail below:

Master Fund Proposals

Proposal 1.  To elect the following as Trustees of the Master Trust: William L. Marshall, Patrick J. Riley, Richard D. Shirk, Bruce D. Taber, Scott F. Powers, Michael F. Holland, William L. Boyan, Rina K. Spence, Douglas T. Williams and James E. Ross.

Proposal 2.  To approve an Amended and Restated Agreement and Declaration of Trust for the Master Trust.

Proposal 3.  To change or eliminate certain fundamental investment restrictions of the Master Fund, as described below:

Proposal 3.A.  To approve an amendment to the Master Fund’s fundamental investment restriction with respect to concentrating investments in an industry;

Proposal 3.B.  To approve an amendment to the Master Fund’s fundamental investment restrictions with respect to borrowing money and issuing senior securities;

Proposal 3.C.  To approve an amendment to the Master Fund’s fundamental investment restriction with respect to making loans;

Proposal 3.D.  To approve an amendment to the Master Fund’s fundamental investment restriction with respect to investment in commodities and commodity contracts;

Proposal 3.E.  To approve an amendment to the Master Fund’s fundamental investment restriction with respect to investment in real estate;

Proposal 3.F.  To approve an amendment to the Master Fund’s fundamental investment restriction with respect to participation in the underwriting of securities; and

Proposal 3.G. To approve the elimination of the Master Fund’s fundamental investment restrictions with respect to diversification of investments.

Proposal 4.  To make the fundamental investment objective of the Master Fund non-fundamental.

AB Fund Proposal

Proposal 5. To change or eliminate the AB Fund’s fundamental investment restrictions to the extent that corresponding changes to the Master Fund’s fundamental investment restrictions are approved by the Master Fund’s interestholders as described below:

Proposal 5.A.  To approve an amendment to the AB Fund’s fundamental investment restriction with respect to concentrating investments in an industry;

Proposal 5.B.  To approve an amendment to the AB Fund’s fundamental investment restrictions with respect to borrowing money and issuing senior securities;

Proposal 5.C.  To approve an amendment to the AB Fund’s fundamental investment restriction with respect to making loans;

Proposal 5.D.  To approve an amendment to the AB Fund’s fundamental investment restriction with respect to investment in commodities and commodity contracts;

Proposal 5.E.  To approve an amendment to the AB Fund’s fundamental investment restriction with respect to investment in real estate;

Proposal 5.F.  To approve an amendment to the AB Fund’s fundamental investment restriction with respect to participation in the underwriting of securities; and

Proposal 5.G.  To approve the elimination of the AB Fund’s fundamental investment restriction with respect to diversification of investments.

Proposal 6.  To transact any other business as may properly come before the Meeting.

Procedural Information Related to this Proxy Solicitation

Voting

The Master Fund is holding a vote of its interestholders and the AB Fund is seeking your instructions regarding how to vote the AB Fund’s interest in the Master Fund.  The AB Fund will cast its votes on the Master Fund Proposals in the same proportions as the instructions provided by the AB Fund’s shareholders. If you do not reply, or if you sign, date and return the proxy card, but give no voting instructions, your shares will be voted on the Master Fund Proposals in the same proportion as the shares of AB Fund shareholders who do give voting instructions. In effect, votes on the Master Fund Proposals by AB Fund shareholders will constitute an “instruction” to the AB Fund to vote its interest in the Master Fund in the same proportion as voted at the AB Fund level on the Proposals at the Master Fund level.  However, shares represented by an executed and dated proxy card that provides no voting instructions will be voted “FOR” the AB Fund Proposal.

The AB Fund’s fundamental investment restrictions are substantially similar to those of the Master Fund.  The AB Fund is seeking shareholder approval of changes to the AB Fund’s investment restrictions, which correspond to the proposed changes to the Master Fund’s investment restrictions. If shareholders approve the AB Fund Proposal, the proposed changes to the AB Fund’s investment restrictions would be implemented only if the Master Fund’s interestholders approve the corresponding proposed changes to the Master Fund’s investment restrictions. If the Master Fund’s interestholders do not approve one or more of the proposed changes to the Master Fund’s investment restrictions, the corresponding proposed changes to the AB Fund’s investment restrictions will not become effective, even if such changes are approved by the AB Fund’s shareholders. On these matters, each shareholder of the AB Fund shall be entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) as to any matter on which the shareholder is entitled to vote, and each fractional dollar amount shall be entitled to a proportionate fractional vote.

Solicitations

The solicitation of proxies will be made by mail, but also may include telephone communications by the proxy solicitor and/or employees of the Manager who will not receive any compensation from the AB Fund for such solicitation.  The Manager has retained Boston Financial Data Services for the purposes of mailing proxy materials to shareholders and tabulating voting results at a cost of approximately $20,000.  SSgA FM will bear the costs, fees and expenses incurred by the AB Fund in connection with the Proxy Statement, for fees and expenses of proxy solicitation and tabulation and attorneys relating to the Proxy Statement.

“Householding”

One copy of this Proxy Statement may be delivered to multiple shareholders who share a single address. If you would like to obtain an additional copy of this Proxy Statement or a copy of the AB Fund’s most recent annual or semi-annual report to shareholders, free of charge, write to American Beacon Advisors, Inc. at 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155, Attn: Terri L. McKinney, or call 1-855-648-2883.  If you received a Proxy Statement for each shareholder at your address and would like to receive a single copy in the future, please contact the Manager as instructed above.

The Quorum Requirement and Adjournments

Master Fund Meeting

Each interestholder of the Master Trust is entitled to one vote for each interest held as to any matter on which such interestholder is entitled to vote and for each fractional interest that is owned, the interestholder is entitled to a proportionate fractional vote.  With respect to the Master Trust, thirty percent (30%) of the interests entitled to vote shall constitute a quorum. Proposals 2, 3 and 4 require a greater quorum. Proposal 2 requires the vote of two-thirds of the interests of the Master Trust outstanding and entitled to vote, and each of Proposal 3 and 4 requires the vote of a “majority of the outstanding voting securities” of the Master Fund, as defined in the 1940 Act. Any lesser number shall be sufficient for adjournments.  Interests have no preemptive or subscription rights.

Only interestholders of the Master Fund as of the Master Trust Record Date will be entitled to be present and give voting instructions for the Master Trust with respect to their interests owned as of that Master Trust Record Date. A prompt response on your part will help to ensure that your interests are represented. To the Master Trust’s knowledge, as of the Master Trust Record Date no person owned beneficially more than five percent (5%) of the outstanding interests of any class of any Master Fund’s securities, except as set out in Appendix A to this Proxy Statement. Appendix B sets forth the number of interests of each class of the Master Fund issued and outstanding as of the Master Trust Record Date.

Any meeting of interestholders may, by action of the Chair of the meeting, be adjourned from time to time without notice other than announcement at the meeting at which the adjournment is taken with respect to one or more matters to be considered at such meeting to a designated time and place within a reasonable time after the date set for the original meeting, whether or not a quorum is present with respect to such matter. Any question of adjournment submitted to a vote of the interestholders of the Master Fund requires approval by the vote of holders of a majority of the interests present and entitled to vote with respect to the matter or matters adjourned and, if approved, such adjournment shall take place without further notice other than announcement at the meeting at which the adjournment is taken. The person named as proxies will vote those proxies that they are entitled to vote “FOR” a Proposal in favor of such an adjournment, and will vote those proxies required to be voted “AGAINST” a Proposal against such an adjournment. Unless a proxy is otherwise limited in this regard, any interests present and entitled to vote at a meeting may, at the discretion of the proxies named therein, be voted in favor of such an adjournment. An interestholder vote may be taken for a Proposal prior to any adjournment if a quorum is present with respect to such Proposal and sufficient votes have been received for approval of such Proposal. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment.

If an interestholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the interests represented by such abstention or non-vote will be treated as interests that are present at the Master Trust Special Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the “votes cast” on an issue. For this reason, with respect to Proposals 2, 3 and 4, an abstention or broker non-vote will have the effect of a vote against such matters. An abstention or broker non-vote will have no effect on the result of the vote on Proposal 1, as a vote required is a plurality of the votes cast on the matter.

AB Fund Meeting

Shareholders of at least one-third of the AB Fund’s shares entitled to vote on the November 25, 2013 (“Record Date”), represented in person or by proxy, constitute a quorum for the AB Fund Meeting.  Such a quorum must be present for the transaction of business with respect to each Proposal.

In the absence of a quorum, or in the event that a quorum is present at the Meeting but sufficient votes to approve the AB Fund Proposal are not received, the person named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  If a quorum is present but sufficient votes to approve the AB Fund Proposal are not received, the person named as proxies will vote those proxies that they are entitled to vote FOR the AB Fund Proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST the AB Fund Proposal against such adjournment.

Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted FOR or AGAINST any adjournment.  Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve the Proposal.  Accordingly, abstentions and broker non-votes effectively will be a vote AGAINST the AB Fund Proposal, for which the required affirmative vote is a majority of the outstanding voting securities of the AB Fund.

How Proxies Will Be Voted

Shareholders of record at the close of business on the Record Date will be entitled to vote at the Meeting.  The individual named as proxy on the enclosed proxy card will vote in accordance with your directions as indicated thereon if your proxy card is received and has been properly executed.  The AB Fund will cast its votes on the Master Fund Proposals in the same proportions as the instructions provided by the AB Fund’s shareholders. If you do not reply, or if you sign, date and return the proxy card, but give no voting instructions, your shares will be voted on the Master Fund Proposals in the same proportion as the shares of AB Fund shareholders who do give voting instructions.  However, shares represented by an executed and dated proxy card that provides no voting instructions will be voted “FOR” the AB Fund Proposal. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting.  However, if the AB Fund has received a shareholder proposal to be presented to shareholders at the Meeting within a reasonable time before the proxy solicitation is made, the duly appointed proxies do not have discretionary authority to vote upon such proposals.  You may revoke your proxy card by giving another proxy, by letter or telegram revoking your initial proxy if received by the AB Fund prior to the Meeting, by calling 1-855-648-2883 during regular business hours, or by appearing and voting at the Meeting.

A list of the shares of each class of the AB Fund issued and outstanding as of the Record Date is included in Appendix C.  A list of shareholders who owned of record five percent (5%) or more of the shares of a class of the AB Fund as of the Record Date is included in Appendix D, as well as information regarding officer ownership of AB Fund shares.  The percentage of shares beneficially owned by the AB Trustees and officers, as a group, does not exceed one percent (1%) of the outstanding shares of any class of the AB Fund as of the Record Date.

The AB Fund will request broker-dealers, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares held of record by such persons.  SSgA FM may reimburse such broker-dealers, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation.

Required Vote

Master Fund Proposals

Proposal 1, the election of Trustees of the Master Fund, requires a vote by interestholders of the Master Trust. Interestholders of the Master Trust, including the AB Fund, will vote collectively as a single class on the election of each Nominee. The election of each Nominee must be approved by the affirmative vote of a plurality of the Master Trust’s interests voting at the Master Trust Special Meeting at which a quorum is present.

Proposal 2, the amendment and restatement of the current declaration of trust, requires a vote by interestholders of the Master Trust. Proposal 2 must receive the affirmative vote of two-thirds of the interests of the Master Trust outstanding and entitled to vote at the Master Trust Special Meeting. Interestholders will vote on Proposal 2 on a Master Trust-level basis.

Proposal 3, the modernization and standardization of the Master Fund’s fundamental investment restrictions, requires a vote by interestholders of the Master Fund on each of Proposals 3.A through 3.G. Approval of each of Proposals 3.A through 3.G requires the affirmative vote of a “majority of the outstanding voting securities” of the Master Fund. The “vote of a majority of the outstanding voting securities” is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as the lesser of the vote of (i) 67% or more of the voting securities of the Master Fund entitled to vote on the Proposal present at the Master Trust Special Meeting or represented by proxy, if more than 50% of the Master Fund’s outstanding voting securities entitled to vote on the Proposal are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities (“1940 Act Majority”) of the Master Fund entitled to vote on the Proposal. The adoption of any of these Proposals is not contingent on the adoption of any other Proposal by interestholders of the Master Fund.

Proposal 4, changing the investment objective of the Master Fund from fundamental to non-fundamental, requires a vote by interestholders of the Master Fund. Approval of this Proposal for the Master Fund requires the affirmative vote of a 1940 Act Majority.

AB Fund Proposal

Proposal 5, to change or eliminate the AB Fund’s fundamental investment restrictions to the extent that corresponding changes to the Master Fund’s fundamental investment restrictions are approved by the Master Fund’s interestholders, requires a vote by AB Fund shareholders on each of Proposals 5.A through 5.G.  Approval of Proposals 5.A through 5.G requires the affirmative vote of a 1940 Act Majority.

What happens if the Master Fund Proposals are not approved by interestholders of the Master Fund?

The approval of each Master Fund Proposal by interestholders of the Master Trust or the Master Fund, as applicable, is not conditioned upon the approval of the Proposal by the interestholders of any other trust or fund. However, if any of Proposals 3.A through 3.G, relating to the modernization and standardization of the Master Fund’s fundamental investment restrictions, is not approved by interestholders of one or more of the Master Trust Funds, but is adopted by the Master Fund, the applicable Board(s) and SSgA FM would determine what steps to take and evaluate any alternative measures, which could include adopting a non-fundamental policy for the Master Fund similar to the current fundamental policy of the feeder fund(s) to facilitate continued investment by one or more feeder fund(s) in the Master Fund. If the Master Fund’s interestholders do not approve Proposal 4, the Master Fund’s investment objective will remain fundamental and any future changes to the Fund’s investment objective will require interestholder approval.

If the Master Fund’s interestholders do not approve one or more of the proposed changes to the Master Fund’s investment restrictions in described in Proposals 3.A through 3.G, the corresponding proposed changes to the AB Fund’s investment restrictions will not become effective, even if such changes are approved by the AB Fund’s shareholders.

What happens if the AB Fund Proposal is not approved by shareholders of the AB Fund?

If the AB Fund Proposal is not approved by the AB Fund’s shareholders, and interestholders of the Master Fund approve Proposals 3.A through 3.G, the investment restrictions of the AB Fund would differ from those of the Master Fund, though not substantially.  If the AB Fund Proposal is not adopted by the AB Fund’s shareholders the Trustees will consider what action, if any, would be in the best interests of shareholders.

______________________

MASTER FUND PROPOSALS

The information provided below regarding the Master Fund Proposals was, in substance, taken from the Master Trust Proxy Statement dated November 4, 2013, which was filed with the SEC on November 7, 2013.

PROPOSAL 1. TO ELECT A BOARD OF TRUSTEES OF THE MASTER TRUST

The Master Trust is asking its interestholders, including the Master Fund, to elect ten (10) individuals (the “Nominees”) as members of the Board of Trustees of the Master Trust (“Master Trust Board”). Five of the Nominees are current Trustees of the Master Trust and five of the Nominees, who are current Trustees of two other trusts in SSgA FM fund complex, State Street Institutional Investment Trust and SSgA Funds (each an “SSgA FM Trust” and, together with the Master Trust, the “SSgA FM Trusts”), would be new Trustees of the Master Trust.

This Proposal is part of an effort to consolidate the membership of the applicable boards of trustees with oversight responsibility for SSgA FM Trusts. As part of this effort, a meeting of the shareholders of SSgA Funds and State Street Institutional Investment Trust also has been called to act upon a similar proposal to elect the same individuals as trustees of their respective boards. If this Proposal and the similar proposals being presented to shareholders of the other SSgA FM Trusts are approved by shareholders, the majority of the non-exchange traded investment companies in SSgA FM fund complex will be governed by boards comprised of the same individuals (the “Consolidated Board”).

The proposal to establish the Consolidated Board is the culmination of discussions among the members of the boards of SSgA FM Trusts and with SSgA FM, during which the Trustees considered a number of best practices for governance of the funds in SSgA FM Trusts. Ultimately, the Master Trust Board determined that the funds in SSgA FM Trusts are likely to benefit from the establishment of the Consolidated Board to oversee the operations of the funds in SSgA FM Trusts. Among other things, the Master Trust Board concluded that the establishment of the Consolidated Board can be expected to: (1) promote transparency and effective communications among the trustees of the funds in SSgA FM Trusts, consistent with preserving the quality of the decision-making by the Trustees; (2) promote enhanced effectiveness of board oversight of the funds in SSgA FM Trusts, their management and other service providers; (3) promote a more efficient use of resources by management, which will enhance management’s productivity and potentially lead to a reduction in the cost of such services to the funds in SSgA FM Trusts over time; and (4) improve the long-term prospects for attracting and retaining qualified individuals to serve as independent trustees of SSgA FM Trusts. In addition, the Master Trust Board determined that the Master Trust Funds are likely to benefit from the particular skill sets and other attributes of those Nominees who currently serve as members of SSgA Funds, which individuals are knowledgeable of the role performed by independent trustees of a mutual fund and are familiar with the specific entities and individuals responsible for managing the day-to-day operations of the Master Trust Funds.

The members of the Master Trust Board also considered the benefit to the Master Trust Funds and the other SSgA FM Trusts of calling a meeting of interestholders to elect the Nominees at this time. In that regard, the Master Trust Board noted that SSgA FM has agreed to pay all costs associated with holding these interestholder meetings, including the costs associated with taking action on this Proposal (and similar proposals by other SSgA FM Trusts).

Prior to taking action to nominate each of the Nominees, the Nominating Committee of the Master Trust Board reviewed the qualifications, experience and background of each of the Nominees. Some of the factors considered by the Nominating Committee included the following, among others: (1) the Nominee’s knowledge in matters relating to the mutual fund industry; (2) any experience possessed by the Nominee as a director or senior officer of other companies; (3) the Nominee’s educational background, reputation for high ethical standards, and professional integrity; (4) any specific financial, technical, or other expertise possessed by the Nominee and the extent to which such expertise would complement the Master Trust Board’s existing mix of skills, core competencies, and qualifications; (5) the Nominee’s perceived ability to contribute to the ongoing functions of the Master Trust Board, including the Nominee’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Master Trust Board; and (6) the Nominee’s ability to qualify as an independent trustee for purposes of the 1940 Act.

Based upon all of the foregoing considerations, the Nominating Committee recommended each of the Nominees to the Master Trust Board as a candidate for election as a Trustee. At a meeting of the Master Trust Board held on September 19, 2013, after discussion and further consideration of these matters, the Master Trust Board voted unanimously to nominate each of the Nominees for election by interestholders. Each Nominee has consented to be named in the Master Trust Proxy Statement and to serve as a Trustee of the Master Trust if elected.

Who are the Nominees to the Master Trust Board?

The Master Trust Board has nominated ten (10) Nominees for election as Trustees of the Master Trust. Interestholders are being asked to elect the Nominees as Trustees of the Master Trust.

The Nominees are Michael F. Holland, William L. Boyan, Rina K. Spence, Douglas T. Williams and James E. Ross, each of whom is a current member of the Master Trust Board, and William L. Marshall, Patrick J. Riley, Richard D. Shirk, Bruce D. Taber and Scott F. Powers, each of whom is not a current member of the Master Trust Board. Each of William L. Marshall, Patrick J. Riley, Richard D. Shirk, Bruce D. Taber, Michael F. Holland, William L. Boyan, Rina K. Spence and Douglas T. Williams is not an “interested person” of the Master Trust, as defined in the 1940 Act (such individuals are commonly referred to as “Independent Trustees”). Scott F. Powers and James E. Ross are “interested persons” of the Master Trust, as defined in the 1940 Act, because of their affiliations with State Street Global Advisors, the investment management division of State Street Corporation.

To further align the boards that oversee the operations of SSgA FM Trusts, on September 19, 2013 and September 26, 2013, respectively, the boards of the other such SSgA FM Trusts also nominated for election each of the Nominees as members of each respective board.

If elected, each Nominee will serve as a Trustee of the Master Trust for the lifetime of the Master Trust or until his death, resignation, retirement or removal. If a Trustee sooner dies, resigns or retires, the Master Trust Board may, in its discretion and subject to the 1940 Act, select another person to fill the vacant position.

What are the qualifications of the Nominees?

Set forth below are the name, year of birth, business experience during the past five years and other directorships of each of the Nominees and other information relating to the professional experiences, attributes and skills relevant to each Nominee’s qualifications to serve as a Trustee of the Master Trust. The Nominees have varied experiences, attributes and skills that may be utilized in overseeing the activities of the Master Trust, reviewing contractual arrangements with companies that provide services to the Master Trust Funds, and reviewing Master Fund performance. Among the attributes or skills common to all Nominees are their ability to (i) review critically, evaluate, question and discuss information provided to them, (ii) interact effectively with the other Trustees, SSgA FM, other service providers, counsel and the independent registered public accounting firm, and (iii) exercise effective and independent business judgment in the performance of their duties as Trustees of the Master Trust. Each Nominee’s ability to perform his or her duties effectively has been attained through the Nominee’s business, consulting, public service and/or academic positions and through experience from service as a member of the Master Trust Board, other investment companies and public companies, or non-profit entities or other organizations as set forth below. Each Nominee’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences. In considering the nomination of Messrs. Powers and Ross, the Master Trust Board also considered the desirable composition of the Master Trust Board and determined that it is appropriate and of benefit to interestholders to have representatives of senior management of the Master Trust Funds serve as members of the Master Trust Board.

Following is a summary of the experience, attributes and skills that may be seen to qualify each Nominee to serve on the Master Trust Board.

Michael F. Holland: Mr. Holland is an experienced business executive with over 43 years of experience in the financial services industry including 18 years as a portfolio manager of another registered mutual fund; his experience includes service as a trustee, director or officer of various investment companies. He has served on the Master Trust Board and related Committees for 14 years (since the Master Trust’s inception) and possesses significant experience regarding operations and history of the Master Trust.

William L. Boyan: Mr. Boyan is an experienced business executive with over 41 years of experience in the insurance industry; his experience includes prior service as a trustee, director or officer of various investment companies and charities and an executive position with a major insurance company. He has served on the Master Trust Board and related Committees for 14 years (since the Master Trust’s inception) and possesses significant experience regarding operations and history of the Master Trust.

Rina K. Spence: Ms. Spence is an experienced business executive with over 33 years of experience in the health care industry; her experience includes service as a trustee, director or officer of various investment companies, charities and utility companies and chief executive positions for various health care companies. She has served on the Master Trust Board and related Committees for 14 years (since the Master Trust’s inception) and possesses significant experience regarding operations and history of the Master Trust.

Douglas T. Williams: Mr. Williams is an experienced business executive with over 40 years of experience in the banking industry; his experience includes service as a trustee or director of various investment companies and charities and senior executive positions of major bank organizations. He has served on the Master Trust Board and related Committees for 14 years (since the Master Trust’s inception) and possesses significant experience regarding operations and history of the Master Trust.

James E. Ross: Mr. Ross is an experienced business executive with over 24 years of experience in the financial services industry; his experience includes service as a trustee, director or officer of various investment companies. He has served on the Master Trust Board for six years and as President of the Master Trust for seven years and possesses significant experience regarding the Master Trust’s operations and history. Mr. Ross is also a senior executive officer of State Street Global Advisors.

William L. Marshall: Mr. Marshall is an experienced business executive with over 44 years of experience in the financial services industry; his experience includes service as an advisor, trustee, or officer of various investment companies and charities. He has served on the Board of Trustees and related Committees of SSgA Funds for 25 years and possesses significant experience regarding the operations and history of the trust.

Patrick J. Riley: Mr. Riley is an experienced business executive with over 38 years of experience in the legal and financial services industries; his experience includes service as a trustee or director of various investment companies and Associate Justice of the Superior Court of the Commonwealth of Massachusetts. He has served on the Board of Trustees and related Committees of SSgA Funds for 25 years and possesses significant experience regarding the operations and history of the trust.

Richard D. Shirk: Mr. Shirk is an experienced business executive with over 45 years of experience in the health care and insurance industries and with investment matters; his experience includes service as a trustee, director or officer of various health care companies and nonprofit organizations. He has served on the Board of Trustees and related Committees of SSgA Funds for 25 years and possesses significant experience regarding the operations and history of the trust.

Bruce D. Taber: Mr. Taber is an experienced business executive with over 40 years of experience in the power generation, technology and engineering industries; his experience includes service as a trustee or director of various investment companies. He has served on the Board of Trustees and related Committees of SSgA Funds for 22 years and possesses significant experience regarding the operations and history of the trust.

Scott F. Powers: Mr. Powers is an experienced business executive with over 30 years of experience in the financial services industry; his experience includes service as a trustee, director or officer of various investment companies and charities. He was recently elected to the SSgA Funds’ Board of Trustees and possesses significant experience regarding the operations and history of the trust. Mr. Powers is also the president and chief executive officer of State Street Global Advisors.

References to the experience, attributes and skills of Nominees above are pursuant to requirements of the Securities and Exchange Commission (the “SEC”), do not constitute holding out of the Master Trust Board or any Nominee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Master Trust Board by reason thereof.

The business address of each Nominee is One Lincoln Street, Boston, Massachusetts 02111-2900.

Name and Year of Birth	Position(s) Held with the Master Trust Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills(2)	Number of Portfolios in SSgA FM Fund Complex Overseen or to be Overseen by Nominee(4)	Other Directorships Held by Trustee During Past 5 Years
Nominees who are not “interested persons” of the Master Trust:
Incumbent Trustees of Master Trust
Michael F. Holland YOB: 1944	Independent Trustee and Chairman of the Board	State Street Master Funds since 1999	Chairman, Holland & Company L.L.C. (investment adviser) (1995- present).	24
Trustee, State Street Master Funds and State Street Institutional Investment Trust; Director, the Holland Series Fund, Inc.; Director, The China Fund, Inc.; Director, The Taiwan Fund, Inc.; Director, Reaves Utility Income Fund, Inc.; and Director, Blackstone/GSO Loan Funds.

William L. Boyan YOB: 1937	Independent Trustee	State Street Master Funds since 1999	President and Chief Operations Officer, John Hancock Financial Services (1959 – 1999) Mr. Boyan retired in 1999. Chairman Emeritus, Children’s Hospital, Boston, MA	24	Trustee, State Street Master Funds and State Street Institutional Investment Trust; Former Trustee of Old Mutual South Africa Master Trust; and Trustee, Children’s Hospital, Boston, MA.

Name and Year of Birth	Position(s) Held with the Master Trust Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills(2)	Number of Portfolios in SSgA FM Fund Complex Overseen or to be Overseen by Nominee(4)	Other Directorships Held by Trustee During Past 5 Years
			(1984 – 2011); Former Trustee of Old Mutual South Africa Master Trust (investments) (1995 – 2008); Former Chairman, Boston Plan For Excellence, Boston Public Schools (1995 – 2010); Member of Advisory Board of Florida Atlantic University Lifelong Learning Society.
Rina K. Spence YOB: 1948	Independent Trustee	State Street Master Funds since 1999	President of SpenceCare International LLC (international healthcare consulting) (1999 – present); Chief Executive Officer, IEmily.com (health internet company) (2000 – 2001); Chief	24
Trustee, State Street Master Funds and State Street Institutional Investment Trust; Director, Berkshire Life Insurance Company of America (1993 – 2009); Director, IEmily.com, Inc. (2000 – 2010); and Trustee, National Osteoporosis Foundation (2005 – 2008).

Name and Year of Birth	Position(s) Held with the Master Trust Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills(2)	Number of Portfolios in SSgA FM Fund Complex Overseen or to be Overseen by Nominee(4)	Other Directorships Held by Trustee During Past 5 Years
			Executive Officer of Consensus Pharmaceutical, Inc. (1998 – 1999); Founder, President and Chief Executive Officer of Spence Center for Women’s Health (1994 – 1998); President and CEO Emerson Hospital (1984 – 1994); Trustee, Eastern Enterprise (utilities) (1988 – 2000).
Douglas T. Williams YOB: 1940	Independent Trustee; Audit Committee Chair	State Street Master Funds since 1999	President, Oakmont Homeowners Association. President, Mariner Sands Chapel: Executive Vice President and member of Executive Committee, Chase	24	Trustee, State Street Master Funds and State Street Institutional Investment Trust; and Treasurer, Nantucket Educational Trust (2002-2007).

Name and Year of Birth	Position(s) Held with the Master Trust Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills(2)	Number of Portfolios in SSgA FM Fund Complex Overseen or to be Overseen by Nominee(4)	Other Directorships Held by Trustee During Past 5 Years
			Manhattan Bank (1987 -1999). Mr. Williams retired in 1999. President, Boston Stock Exchange Clearing Corporation, 1981-1982; President, Boston Stock Exchange Depository Trust Company, 1981-1982.
New Nominees for Master Trust; All are Incumbent Trustees of Other Funds in SSgA FM Fund Complex
William L. Marshall YOB: 1942	New Independent Nominee of State Street Master Funds	Initial election for State Street Master Funds. Trustee of SSgA Funds since 1988	April 2011 to Present, Chairman (until April 2011, Chief Executive Officer and President), Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment	24	Director, Marshall Financial Group, Inc.

Name and Year of Birth	Position(s) Held with the Master Trust Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills(2)	Number of Portfolios in SSgA FM Fund Complex Overseen or to be Overseen by Nominee(4)	Other Directorships Held by Trustee During Past 5 Years
			adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Financial Planners Association; Director, SPCA of Bucks County, PA; and Director, The Ann Silverman Community Clinic of Doylestown, PA.
Patrick J. Riley YOB: 1948	New Independent Nominee of State Street Master Funds	Initial election for State Street Master Funds. Trustee of SSgA Funds since 1988	2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); 1998 to Present, Independent Director, State Street	24	Board Director and Chairman, SPDR Europe I Plc Board, (2011-Present); Board Director and Chairman, SPDR Europe II, Plc (2013 to Present).

Name and Year of Birth	Position(s) Held with the Master Trust Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills(2)	Number of Portfolios in SSgA FM Fund Complex Overseen or to be Overseen by Nominee(4)	Other Directorships Held by Trustee During Past 5 Years
			Global Advisors Ireland, Ltd. (investment company); 1998 to Present, Independent Director, SSgA Liquidity plc (formerly, SSgA Cash Management Fund plc); January 2009 to Present, Independent Director, SSgA Fixed Income plc; and January 2009 to Present, Independent Director, SSgA Qualified Funds plc.
Richard D. Shirk YOB: 1945	New Independent Nominee of State Street Master Funds	Initial election for State Street Master Funds. Trustee of SSgA Funds since 1988	March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company)	24	Board member, AeroCare Holdings (privately held healthcare services company) (February 2003-Present); Board member, Regenesis Biomedical (health care services) (April 2012-Present).

Name and Year of Birth	Position(s) Held with the Master Trust Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills(2)	Number of Portfolios in SSgA FM Fund Complex Overseen or to be Overseen by Nominee(4)	Other Directorships Held by Trustee During Past 5 Years
(Retired); 1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare); 1998 to December 2008, Chairman, Board Member and December 2008 to Present, Investment Committee Member, Healthcare Georgia Foundation (private foundation); September 2002 to Present, Lead Director and Board Member, Amerigroup Corp. (managed health care); 1999 to Present, Board Member and (since 2001) Investment Committee Member,

Name and Year of Birth	Position(s) Held with the Master Trust Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills(2)	Number of Portfolios in SSgA FM Fund Complex Overseen or to be Overseen by Nominee(4)	Other Directorships Held by Trustee During Past 5 Years
			Woodruff Arts Center; and 2003 to 2009, Trustee, Gettysburg College.
Bruce D. Taber YOB: 1943	New Independent Nominee of State Street Master Funds	Initial election for State Street Master Funds. Trustee of SSgA Funds since 1991	1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); Until December 2008, Independent Director, SSgA Cash Management Fund plc; Until December 2008, Independent Director, State Street Global Advisors Ireland, Ltd. (investment companies); and Until August 1994, President,	24	None.

Name and Year of Birth	Position(s) Held with the Master Trust Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills(2)	Number of Portfolios in SSgA FM Fund Complex Overseen or to be Overseen by Nominee(4)	Other Directorships Held by Trustee During Past 5 Years
			Alonzo B. Reed, Inc., (a Boston architect-engineering firm).
Nominees who are “interested persons” of the Master Trust:
Incumbent Trustee of the Master Trust
James E. Ross (3) YOB: 1965	Interested Trustee	Trustee of State Street Master Funds since 2007	Chairman and Director, SSgA Funds Management, Inc. (2012 – present); President, SSgA Funds Management, Inc. (2005 – 2012); Senior Managing Director, State Street Global Advisors (2006 – present); and Principal, State Street Global Advisors (2006 – present).	205
Trustee, State Street Master Funds and State Street Institutional Investment Trust; Trustee, SPDR Series Trust; Trustee, SPDR Index Shares Funds; and Trustee, Select Sector SPDR Trust; Trustee, SSgA Active ETF Trust.

New Nominee for the Master Trust; Nominee is an Incumbent Trustee of Other Funds in SSgA FM Fund Complex
Scott F. Powers (3) YOB: 1959	New Interested Nominee of State Street Master Funds.	Initial election for State Street Master Funds. Trustee of SSgA Funds since 2013	May 2008 to Present, President and Chief Executive Officer of State Street Global Advisors; 2001 – 2008, Chief Executive Officer of Old Mutual Asset Management; Board of Directors, United Way of Massachusetts Bay; Board of Directors of Middlesex School; Incorporator, Cardigan Mountain School	24	None.

(1)	Each Trustee serves for the lifetime of the trust or until his death, resignation, retirement or removal.
(2)
The information reported includes the principal occupation during the last five years for each Nominee and other information relating to the professional experiences, attributes and skills relevant to each Nominee’s qualifications to serve as a Trustee of the Master Trust.

(3)	Messrs. Powers and Ross are Interested Trustees because of their employment by State Street Global Advisors, an affiliate of the Master Trust.
(4)	The number of portfolios in the fund complex to be overseen by the nominee assumes election of each nominee to the Board of each SSgA FM Trust.

What are the Master Trust Board’s responsibilities?

The Master Trust Board is responsible for overseeing generally the management, activities and affairs of the Master Trust Funds and has approved contracts with various organizations to provide, among other services, day-to-day management required by the Master Trust. The Master Trust Board has engaged SSgA FM to manage the Master Trust Funds on a day-to-day basis. The Master Trust Board is responsible for overseeing SSgA FM and other service providers in the operation of the Master Trust Funds in accordance with the provisions of the 1940 Act, applicable Massachusetts law and regulation, other applicable laws and regulations, and the Master Trust’s declaration of trust.

Administrative services to the Master Trust Funds are currently provided by SSgA FM. SSgA FM’s mailing address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

How is the Master Trust Board Structured?

The Master Trust Board has determined that its leadership structure is appropriate in light of the characteristics and circumstances of the Master Trust and each of the Master Trust Funds, including factors such as the number of series or portfolios that comprise the Master Trust, the variety of asset classes those series reflect, the net assets of the Master Trust Funds, the committee structure of the Master Trust, and the management, distribution and other service arrangements of the Master Trust Funds.

The Master Trust Board has chosen to select different individuals as Chairman of the Board and as President of the Master Trust. Currently, Mr. Holland, an Independent Trustee, serves as Chairman of the Board and Ellen Needham, who is also an employee of SSgA FM, serves as President of the Master Trust, while Mr. Williams serves as Chairman of the Audit Committee and Mr. Ross, who is also an employee of SSgA FM, serves as a Trustee of the Master Trust. The Master Trust Board believes that this leadership structure is appropriate, since Mr. Ross and Ms. Needham provide the Master Trust Board with insight regarding the Master Trust’s day-to-day management, while Mr. Holland provides an independent perspective on the Master Trust’s overall operation and Mr. Williams provides a specialized perspective on audit matters.

During the fiscal year ended December 31, 2012, the Master Trust Board held five meetings and each incumbent Trustee Nominee who was then a member of the Master Trust Board was present for at least 75% of the aggregate number of meetings of the Master Trust Board held during the period for which he or she has been a Trustee and meetings held by all committees on which he or she served during the period that he or she served.

The Master Trust has a Nominating Committee, which operates pursuant to a joint charter that has been approved by the Master Trust Board. A copy of the Nominating Committee Charter is attached hereto as Appendix E. The Nominating Committee is comprised entirely of Independent Trustees. The Nominating Committee is responsible for evaluating and recommending the nomination of candidates for election as independent trustees of the Master Trust. A potential nominee must have a college degree or equivalent business experience.  The Nominating Committee may take into account a wide variety of factors in considering potential nominees, including (but not limited to):  (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Master Trust Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) ability, judgment and expertise and (vi) overall diversity of the Master Trust Board’s composition. The Nominating Committee will consider nominees to the Master Trust Board recommended by interestholders. Recommendations should be submitted in accordance with the procedures set forth in the Nominating Committee Charter and should be submitted in writing to the Master Trust, to the attention of the Master Trust’s Secretary, at the address of the principal executive offices of the Master Trust. Interestholder recommendations must be delivered to, or mailed and received at, the principal executive offices of the Master Trust not less than sixty (60) calendar days nor more than ninety (90) calendar days prior to the date of the Master Trust Board or interestholder meeting at which the nominee candidate would be considered for election. During the fiscal year ended December 31, 2012, the Nominating Committee did not meet.

How does the Master Trust Board Oversee Risk Management on behalf of the Master Trust Funds?

The Master Trust Board has delegated management of the Master Trust to service providers who are responsible for the day-to-day management of risks applicable to the Master Trust. The Master Trust Board oversees risk management for the Master Trust in several ways. The Master Trust Board receives regular reports from both the chief compliance officer and administrator for the Master Trust, detailing the results of the Master Trust’s compliance with its Board-adopted policies and procedures, the investment policies and limitations of the Master Trust Funds, and applicable provisions of the federal securities laws and Internal Revenue Code. As needed, SSgA FM discusses management issues respecting the Master Trust with the Master Trust Board, soliciting the Master Trust Board’s input on many aspects of management, including potential risks to the Master Trust Funds. The Master Trust Board’s Audit Committee also receives reports on various aspects of risk that might affect the Master Trust and offers advice to management, as appropriate. The Trustees of the Master Trust also meet in executive session with the independent counsel to the disinterested Trustees, the independent registered public accounting firm, counsel to the Master Trust, the chief compliance officer and representatives of management, as needed. Through these regular reports and interactions, the Master Trust Board oversees the risk management parameters for the Master Trust, which are effected on a day-to-day basis by service providers to the Master Trust.

What are the Master Trust Board’s Committees?

The purpose and function of the committees other than the Nominating Committee are described below. The Nominating Committee is described above. Each committee is currently comprised of all of the Independent Trustees of the Master Trust.

Audit Committee. The Master Trust has an audit committee (the “Audit Committee”). The Audit Committee meets twice a year, or more often as required, in conjunction with meetings of the Master Trust Board. The Audit Committee oversees and monitors the Master Trust’s internal accounting and control structure, its auditing function and its financial reporting process. The Audit Committee is responsible for selecting and retaining the independent accountants for the Master Trust. The Audit Committee is responsible for approving the audit plans, fees and other material arrangements in respect of the engagement of the independent accountants, including non-audit services performed. The Audit Committee reviews the qualifications of the independent accountant’s key personnel involved in the foregoing activities and monitors the independent accountant’s independence. A copy of the Amended and Restated Audit Committee Charter is attached hereto as Appendix F. During the fiscal year ended December 31, 2012, the Audit Committee held two meetings.

If the Nominees are elected, the consolidated board likely will adopt a new committee structure to standardize the committees across SSgA FM Trusts. The new committee structure would allow the Master Trust Board to better allocate areas of responsibility among committees of Trustees and the full Board in a manner reasonably designed to enhance effective oversight of the Master Trust Funds by the Master Trust Board. The elected Trustees would determine any new committee structure, which could include the following committees:  an audit committee, a valuation committee, a governance committee and a qualified legal and compliance committee.

Ownership of Master Trust Interests.

The table below sets forth the dollar value of all interests of each Master Trust Fund and of all funds within the family of investment companies held directly or indirectly by each Trustee or Nominee as of August 31, 2013.

Trustee/Nominee	Name of Master Trust Fund	Dollar Range of Equity Securities in Each Master Trust Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee or Nominee in Family of Investment Companies
Nominees who are not “interested persons” of the Master Trust:
William L. Marshall	None	None	Over $100,000
Patrick J. Riley	None	None	Over $100,000
Richard D. Shirk	None	None	Over $100,000
Bruce D. Taber	None	None	Over $100,000
Michael F. Holland	None	None	None
William L. Boyan	None	None	None
Rina K. Spence	None	None	None
Douglas T. Williams	None	None	None
Nominees who are “interested persons” of the Master Trust:
Scott F. Powers	None	None	None
James E. Ross	None	None	None

Independent Public Accountants.

The accounting firm of Ernst & Young LLP (“E&Y”) currently serves as the registered independent public accountant (the “Independent Auditor”) for the Master Trust Funds. The Master Trust Board has selected E&Y as the Independent Auditor to examine and report on the financial statements of the Master Fund for the fiscal year ending December 31, 2013.

Representatives of E&Y are not expected to be represented at the Master Trust Special Meeting, but a representative of E&Y is expected to be available via telephone during the Master Trust Special Meeting to respond to appropriate questions and will have the opportunity to make a statement if the representative so desires.

Audit Fees. For the fiscal years ended December 31, 2012 and December 31, 2011, the aggregate audit fees billed for professional services rendered by E&Y for the audit of the Master Trust’s annual financial statements or services normally provided by E&Y in connection with the Master Trust’s statutory and regulatory filings and engagements were $177,600 and $201,260, respectively.

Audit-Related Fees. For the fiscal years ended December 31, 2012 and December 31, 2011, there were no fees for assurance and related services by E&Y reasonably related to the performance of the audit of the Master Trust’s financial statements that were not reported under “Audit Fees” above.

Tax Fees. The aggregate tax fees billed for professional services rendered by E&Y for tax compliance, tax advice, and tax planning for the Master Trust in the form of preparation of excise filings and income tax returns for the last two fiscal years ended December 31, 2012 and December 31, 2011 were $39,578 and $43,950, respectively.

All Other Fees. For the fiscal years ended December 31, 2012 and December 31, 2011, there were no fees billed for professional services rendered by E&Y for products and services provided by E&Y to the Master Trust, other than the services reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” above.

For the fiscal years ended December 31, 2012 and December 31, 2011, the aggregate fees for professional services rendered by E&Y for products and services provided by E&Y to SSgA FM and any entity controlling, controlled by, or under common control with SSgA FM that provides ongoing services to the Master Trust that (i) relate directly to the operations and financial reporting of the Master Trust and (ii) were pre-approved by the Master Trust’s Audit Committee were approximately $7,369,600 and $6,643,325, respectively.

Subject to certain de minimis exceptions to the pre-approval requirements, before independent accountants are engaged by the Master Trust to render audit or non-audit services, either:

(1) The Audit Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) provided to the applicable Master Trust. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. Any decision of any member to whom authority is delegated under this section shall be presented to the full Audit Committee at its next regularly scheduled meeting; or

(2) The engagement to render the auditing service or permissible non-audit service is entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to SSgA FM. The Audit Committee must be informed of each service entered into pursuant to the policies and procedures.

None of the services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the period of time for which such rule was effective.

For the fiscal years ended December 31, 2012 and December 31, 2011, the aggregate non-audit fees billed by E&Y for services rendered to the Master Trust and SSgA FM and any entity controlling, controlled by, or under common control with SSgA FM that provided ongoing services to the Master Trust were approximately $22,900,000 and $20,700,000, respectively.

E&Y notified the Master Trust’s Audit Committee of all non-audit services that were rendered by E&Y to SSgA FM and any entity controlling, controlled by, or under common control with SSgA FM that provides services to the Master Trust, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the Master Trust’s Audit Committee to consider whether such services were compatible with maintaining E&Y’s independence.

Remuneration of Trustees of the Master Trust.

Independent Trustees of the Master Trust are compensated on a calendar year basis. The compensation schedule in effect since January 1, 2013 is an annual base retainer fee of $100,000. The Chairman receives an additional $30,000 annual retainer and the Audit Committee Chairman receives an additional $10,000 annual retainer.  The Independent Trustees of the Master Trust are paid a fee for each meeting attended of $5,000 (in-person meeting) and $1,250 (telephonic meeting).

The Independent Trustees of the Master Trust are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance. As of the date of the Master Trust Proxy Statement, the Trustees of the Master Trust were not paid pension or retirement benefits as part of the Master Trust’s expenses.

 The table below shows the compensation that the Trustees received from the Master Trust Funds during the fiscal year ended December 31, 2012.  The election of the ten (10) Nominees as Trustees of all of SSgA FM Trusts may result in an increase Trustee-related compensation and expenses borne by some Master Trust Funds, although that increase, if any, is not expected to be substantial.

Independent Trustee	Aggregate Compensation from the Master Trust Funds	Pension or Retirement Benefits Accrued as Part of the Master Trust Funds’ Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Master Trust Funds and Fund Complex Paid to Trustees
William L. Boyan	$ 125,000	$ 0	$ 0	$ 125,000
Michael F. Holland	$ 155,000	$ 0	$ 0	$ 155,000
Rina K. Spence	$ 125,000	$ 0	$ 0	$ 125,000
Douglas T. Williams	$ 135,000	$ 0	$ 0	$ 135,000
Interested Trustee
James E. Ross	$ 0	$ 0	$ 0	$ 0

Information regarding the Master Trust Officers.

Below are the names, years of birth, mailing address and business experience during the past five years of the principal officers of the Master Trust Funds. None of the officers listed below receives compensation from any of the Master Trust Funds. No changes to the officers of the Master Trust are being proposed.

Name, Year of Birth and Address	Position(s) Held with the Master Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Officers:
Ellen M. Needham SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1967	President	Term: Indefinite Elected: 10/12
President and Director, SSgA Funds Management Inc. (June 2012 –present); Chief Operating Officer, SSgA Funds Management, Inc. (May 2010 – June 2012); Senior Managing Director, SSgA Funds Management, Inc. (1992 – 2012); Senior Managing Director, State Street Global Advisors (1992 – present).*

Ann M. Carpenter SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1966	Vice President	Term: Indefinite Elected: 10/12	Vice President, SSgA Funds Management, Inc. (2008 – present); Principal, State Street Global Advisors (2005 – 2008 – present).*
Laura F. Dell State Street Bank and Trust Company 4 Copley Place 5th floor Boston, MA 02116 YOB: 1964	Treasurer Assistant Treasurer	Term: Indefinite Elected: 11/10 11/08-11/10	Vice President, State Street Bank and Trust Company (2002 – present).*
Chad C. Hallett State Street Bank and Trust Company 4 Copley Place 5th floor Boston, MA 02116 YOB: 1969	Assistant Treasurer	Term: Indefinite Elected: 09/11	Vice President, State Street Bank and Trust Company (2001 – present).*

Name, Year of Birth and Address	Position(s) Held with the Master Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Caroline Connolly State Street Bank and Trust Company 4 Copley Place 5th floor Boston, MA 02116 YOB: 1975	Assistant Treasurer	Term: Indefinite Elected: 09/11	Assistant Vice President, State Street Bank and Trust Company (2007 – present).
Brian Harris State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1973	Chief Compliance Officer	Term: Indefinite Elected: 11/13
June 2013 to Present, Vice President, State Street Global Advisors and SSgA Funds Management, Inc.; September 2010 to May 2013, Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management; and July 2008 to August 2010, Director of Compliance, AARP Financial Inc.

David K. James State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 YOB: 1970	Secretary	Term: Indefinite Since 2013	Vice President and Managing Counsel, State Street Bank and Trust Company (2009 to present); Vice President and Counsel, PNC Global Investment Servicing (US), Inc. (2006 to 2009).

What is the required vote?

Interestholders of the Master Trust, including each Master Trust Fund and class thereof, will vote collectively as a single class on the election of each Nominee. The election of each Nominee must be approved by the affirmative vote of a plurality of the Master Trust’s interests voting at the Master Trust Special Meeting at which a quorum is present.

As a shareholder of the AB Fund, a feeder fund to the Master Fund, your vote will apply indirectly to Proposal 1.

What happens if interestholders do not approve the Nominees?

If interestholders of the Master Trust do not approve the Nominees, the Master Fund will continue to be managed under the current Trustees, and the Master Trust Board will determine what action, if any, should be taken.

What does the Master Trust Board recommend?

The Master Trust Board has determined that election of the ten (10) Nominees as Trustees is in the interests of the Master Trust and its interestholders. Accordingly, after consideration of the above factors and other information it considered relevant, the Master Trust Board, including all of the Independent Trustees, unanimously approved the nomination of each of the ten (10) Nominees. The Master Trust Board is unanimously recommending that the interestholders vote “FOR” the election of each of the Nominees.  Those interestholders who wish to withhold their vote on any specific nominee(s) may do so when voting.

THE MASTER TRUST BOARD HAS UNANIMOUSLY RECOMMENDED THAT INTERESTHOLDERS, INCLUDING THE AB FUND, VOTE “FOR” EACH OF THE NOMINEES IN PROPOSAL 1.

THE AB BOARD IS MAKING NO RECOMMENDATION WITH RESPECT TO PROPOSAL 1.

PROPOSAL 2. TO APPROVE AN AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST FOR THE MASTER TRUST

The Master Fund is a series of the Master Trust, which is a Massachusetts business trust. The principal governing document of a Massachusetts business trust is its declaration of trust. The declaration of trust sets out, among other things, the rights and obligations of the trust’s interestholders and of its trustees and officers, and prescribes to a large extent the manner in which the trust, and its constituent series, or funds, will be operated. The Master Trust and each of the Master Trust Funds operates under a Declaration of Trust, governed by the laws of The Commonwealth of Massachusetts (the “Current Declaration”).

The Trustees of the Master Trust and the boards of the other SSgA FM Trusts are proposing to amend and restate the Current Declaration, as well as the declarations of trust for the other SSgA FM Trusts. SSgA FM Trusts were formed at different times, and their current declarations of trust differ from one another. Those differences can create inefficiencies in the operations of SSgA FM Trusts that can be disadvantageous to the funds and their interestholders and to SSgA FM. In addition, the terms of the current declarations do not provide for the flexibility and the same limitations of liability that many more recent declarations of trust provide to Massachusetts business trusts and to their trustees and officers. SSgA FM believes that adoption of an amended declaration of trust for each of SSgA FM Trusts will, among other things: (i) promote the Trustees’ flexibility to provide oversight to the funds in SSgA FM Trusts in an efficient and cost-effective manner in the best interests of interestholders; (ii) help SSgA FM Trusts to attract and retain attractive candidates to serve as trustees in the future by providing them with broad indemnification rights and limitations on liability; and (iii) streamline corporate governance among SSgA FM Trusts, potentially resulting in reduction or elimination of costs and delays over time. On the basis of those factors and others, as well as SSgA FM’s recommendation, the Trustees of the Master Trust have unanimously approved and recommend that interestholders of the Master Trust vote to approve an Amended and Restated Agreement and Declaration of Trust (the “Proposed Declaration”), a form of which is included herein as Appendix G. The form of the Proposed Declaration, modified as appropriate, is also being proposed for the other SSgA FM Trusts.

Under this Proposal, the Current Declaration would be amended in a number of ways. A number of the changes are described below. These and certain additional changes are also shown in the comparison chart set forth in Appendix H, which compares relevant provisions of the Proposed Declaration with corresponding provisions of the Current Declaration. Not all of the differences between the Proposed Declaration and the Current Declaration are described below or in the chart, so you should carefully review the form of Proposed Declaration in Appendix G.

Some of the more significant changes, which in some cases could reduce the ability of interestholders to exert a controlling influence over the Master Fund through voting or other rights, include the following: (i) a change in the vote required to decide certain matters; (ii) changes that would modify the vote required for interestholders to terminate the Master Trust or a series thereof; (iii) a change designed to clarify that one standard of care applies to all Trustees of the Master Trust, without regard to any actual or implied individual expertise or qualifications of any Trustee or any title or special designation (such as audit committee financial expert) a Trustee may hold;

(iv) changes that expand the circumstances under which Trustees and officers may be indemnified by the Master Trust; (v) changes that would generally allow the Trustees to authorize a merger, consolidation or sale of assets of a series of the Master Trust without interestholder approval under certain circumstances; (vi) changes limiting the ability of interestholders to bring derivative or direct actions; and (vii) changes that would generally allow the Trustees to amend the Declaration of Trust for the Master Trust without a vote of interestholders.

If you disagree with any one or more of these changes, you might prefer on balance that the Current Declaration not be amended. If the Proposed Declaration is not approved by interestholders, the Current Declaration will remain in place and the Trustees will consider what action, if any, would be in the best interests of the Master Trust.

If this Proposal is approved, SSgA FM plans to review the Master Trust’s current Bylaws and may propose to the Trustees that they adopt Amended and Restated Bylaws for the Master Trust to make consistent or necessary and appropriate changes based on the Proposed Declaration. No interestholder approval would be required for the Amended and Restated Bylaws. If this Proposal is approved by the interestholders, the Proposed Declaration will become effective when a majority of the Trustees of the Master Fund has signed the Proposed Declaration.

Summary of Some Important Differences. A summary of some of the important differences (some of which are noted above) between the Proposed Declaration and the Current Declaration is set forth below.

Interestholder Rights

1. Required Vote. The Proposed Declaration would standardize the vote required to decide a matter. Unless otherwise required by applicable law, the Proposed Declaration or the Bylaws, a majority of the interests voted would decide any questions and a plurality would elect a Trustee.

2. Interestholder Voting Rights. The Proposed Declaration would modify certain interestholder voting rights. Interestholders would retain their right under the Current Declaration to terminate the Master Trust or any series thereof by vote of interestholders, although the Proposed Declaration would modify the required vote. Under the Current Declaration, interestholders may terminate the Master Trust or any series thereof by the affirmative vote of the holders of not less than two-thirds of the interests of the Master Trust or appropriate series, unless the Trustees recommend such termination, in which case the vote of a majority of the interests of the Master Trust or appropriate series voted on the matter is required. The Current Declaration also provides that the liquidation of a series in which there are interests outstanding may be authorized by an instrument in writing, without a meeting, signed by a majority of the then Trustees, subject to the approval by a 1940 Act Majority. Under the Proposed Declaration, interestholders may terminate the Master Trust by vote of at least 66 2/3% of the interests of each series, voting separately by series and the interestholders of a series of the Master Trust may terminate such series by vote of at least 66 2/3% of the interests of that series. The Proposed Declaration would retain the Trustees’ right under the Current Declaration to terminate the Master Trust or any series thereof, without an interestholder vote, and upon written notice to the affected interestholders, and would also specifically state that any class of a series of the Master

Trust may be terminated by the Trustees by written notice to interestholders of that class. These changes are further described under (4) below. The Proposed Declaration would also expand the authority of the Trustees to amend the declaration of trust without interestholder approval in certain situations, as described under (3) below. In addition, the Proposed Declaration would expand the Trustees ability to authorize certain mergers, consolidations or sales of assets of the Master Trust or any series thereof without interestholder approval, as described under (5) below. As described under (6) below, the Trustees would also have the authority, under the Proposed Declaration, to organize or assist in organizing a corporation or other organization to take over all of the Master Trust or carry on any business in which the Master Trust directly or indirectly has any interest, and to sell, convey and transfer such property to such organization (among other actions), without interestholder approval, except to the extent required by applicable law.

3. Declaration of Trust Amendment Procedure. Under the Proposed Declaration, the Trustees would generally have the authority to amend the declaration of trust without interestholder approval except when such amendment would affect interestholders’ right to vote granted in Article V, Section 1 of the Proposed Declaration,1 and any amendment that is required by law to be approved by interestholders and subject to the further limitations set forth below. The proposed changes would expand, to a certain extent, the Trustees’ current authority to amend the declaration of trust without obtaining an interestholder vote.  As a result, under the Proposed Declaration interestholders would have less control over certain possible future amendments to the Master Trust’s organizational document. Under the Current Declaration, the Trustees have the authority to amend the declaration of trust without interestholder approval so long as such amendment does not adversely affect the rights of any interestholder with respect to which such amendment is or purports to be applicable. The proposed changes are designed to give the Trustees more authority to react to future contingencies, changes to applicable law or other changes, and to take action without causing the Master Trust to incur the time and expense of soliciting interestholder approval. In addition, the proposed changes are intended to provide consistency with the proposed declarations of trust for the other SSgA FM Trusts. Notwithstanding the foregoing, the Proposed Declaration would not allow any amendment that impairs the exemption from personal liability of interestholders, former interestholders, Trustees or former Trustees, permits assessments upon interestholders of the Master Trust, or limits rights to indemnification with respect to acts or omissions prior to such amendment.

Where an interestholder vote would be required to approve an amendment of the Proposed Declaration (and for consistency generally with the proposed declarations of trust for the other SSgA FM Trusts), approval would require the affirmative vote of the holders of at least a majority of the interests outstanding and entitled to vote on the matter, except that an amendment which in the determination of the Trustees would affect the holders of one or more series or classes of a series of interests but not the holders of all outstanding series or classes
________________________________
1 Under the Proposed Declaration, interestholders would have the power to vote for the election or removal of Trustees, with respect to certain amendments to the Proposed Declaration, with respect to the termination of the Master Trust, or any series or class thereof, unless the Trustees exercise their right to terminate the Master Trust, or a particular series or class, without interestholder approval upon written notice to the affected interestholders, and with respect to such additional matters relating to the Master Trust as may be required by law, the Proposed Declaration, the Bylaws or any registration of the Master Trust with the SEC (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. The Proposed Declaration would modify certain shareholder voting rights under the Current Declaration, as described under (2) above.

would require the vote of such series or classes affected and no vote of interestholders of a series or class not affected, as determined by the Trustees, would be required. Under the Current Declaration, where interestholder approval is required to approve an amendment, approval requires the vote of a majority of interests voted on the matter, provided, however, that for certain types of amendments, a vote of the holders of not less than two-thirds of the interests of the Master Trust or of a series, or, in certain instances, such other vote as may be established by the Trustees with respect to any series or class, is required.

4. Termination of Master Trust, Series or Classes; Liquidation of Series. Interestholders would retain their right under the Current Declaration to terminate the Master Trust or any series thereof by vote of interestholders, although the Proposed Declaration would modify the required vote. Under the Current Declaration, interestholders may terminate the Master Trust or any series thereof by the affirmative vote of the holders of not less than two-thirds of the interests of the Master Trust or appropriate series, unless the Trustees recommend such termination, in which case the vote of a majority of the interests of the Master Trust or appropriate series voted on the matter is required. The Current Declaration also provides that the liquidation of a series in which there are interests outstanding may be authorized by an instrument in writing, without a meeting, signed by a majority of the then Trustees, subject to the approval by a 1940 Act Majority. Under the Proposed Declaration, interestholders may terminate the Master Trust by vote of at least 66 2/3% of the interests of each series, voting separately by series. By requiring that interestholders vote separately by series to terminate the Master Trust and that each such series approve a proposed termination, the Proposed Declaration would prevent the possibility that exists under the Current Declaration that a large interestholder of a large Master Trust Fund could affect the outcome of a vote to terminate the Master Trust for a Master Trust Fund of which that person or entity is not an interestholder.  Under the Proposed Declaration, interestholders of a series of the Master Trust may terminate such series by vote of at least 66 2/3% of the interests of that series. The Proposed Declaration would retain the Trustees’ right under the Current Declaration to terminate the Master Trust or any series thereof, without an interestholder vote, and upon written notice to the affected interestholders, and would also specifically state that any class of a series of the Master Trust may be terminated by the Trustees by written notice to interestholders of that class. The proposed changes would not alter in any way the Trustees’ existing fiduciary obligations to act with due care and in the interestholders’ interests. Before using any new flexibility that the proposed amendment may afford, the Trustees must first consider the interestholders’ interests and then act in accordance with such interests.

The Trustees believe that standardizing the termination provision for SSgA FM Trusts may enhance efficiency in administering the various funds. The revised termination provision would also give the Trustees added flexibility to make decisions they believe are in the interestholder’s best interests when considering the termination of the Master Trust or any series or class thereof without causing the Master Trust, series or class to incur the time and expense of soliciting interestholder approval where, in the Trustees’ judgment, the action is in the best interest of interestholders. Notwithstanding the above, if the proposed amendment is approved, the Trustees maintain the right, in their sole discretion, to seek interestholder approval of a proposed termination of the Master Trust or a series or class thereof.

Trustee Rights and Powers

5. Merger, Consolidation, and Sale of Assets. The Proposed Declaration would allow the Trustees, under certain circumstances, to authorize a merger, consolidation or sale of assets (including, but not limited to, mergers, consolidations or sales of assets between two series of the Master Trust and mergers, consolidations and sales of assets between a series of the Master Trust and a series of any other registered investment company) without interestholder approval. Under the Current Declaration, the Trustees may authorize a merger, consolidation or sale of assets of the Master Trust without interestholder approval. The Current Declaration is silent with respect to a merger, consolidation or sale of assets of a series of the Master Trust. The Trustees believe that standardizing the provisions relating to mergers, consolidations and sales of assets for SSgA FM Trusts may enhance efficiency in administering the various funds. The proposed changes would also give the Trustees added flexibility to make decisions they believe are in the interestholders’ best interests when considering a merger, consolidation or sale of assets of the Master Trust or a series thereof without causing the Master Trust or series to incur the time and expense of soliciting interestholder approval where, in the Trustees’ judgment, the action is in the best interests of interestholders, unless the law otherwise requires it.

Any exercise of the Trustees’ increased authority under the Proposed Declaration would be subject to applicable requirements of the 1940 Act and the rules thereunder and applicable Massachusetts law. For example, Rule 17a-8 under the 1940 Act requires reorganizations involving affiliated funds to be approved by the interestholders of the fund being acquired unless certain conditions are satisfied. Because of this regulatory requirement, some transactions will continue to require interestholder approval. Should interestholders approve the Proposed Declaration, interestholders would not have the right to vote under the Master Trust’s organizational document on any reorganization that may be effected without an interestholder vote pursuant to rule 17a-8.

6. Incorporation. The Current Declaration explicitly provides that the Trustees shall have the authority to organize or assist in organizing a corporation or other organization to take over all of the property of the Master Trust or carry on any business in which the Master Trust directly or indirectly has any interest, and to sell, convey and transfer such property to such organization (among other actions) with the approval of a majority of the interests of the Master Trust voted on the matter. Under the Proposed Declaration, the Master Trust or any series may merge or consolidate with, or transfer all or a substantial portion of its assets to, another trust, series or organization. Any such consolidation, merger or transfer may be authorized by the Trustees without the approval of interestholders of the Master Trust or the relevant series unless otherwise required by applicable law. In accordance with this provision and the Trustees’ authority to exercise all powers necessary or appropriate to carry out their responsibility to manage the business of the Master Trust, the Trustees would have the authority to organize or assist in organizing a corporation or other organization to take over all of the property of the Master Trust or a series or carry on any business in which the Master Trust directly or indirectly has any interest, and to sell, convey and transfer such property to such organization (among other actions), without interestholder approval, except to the extent required by applicable law, which does require interestholder approval in certain instances.

7. Authority to Combine Classes. The Proposed Declaration would clarify the Trustees’ authority to combine one or more classes of a series of the Master Trust into a single class within such series, without interestholder approval unless otherwise required by applicable law. The

Trustees’ exercise of this authority under the Proposed Declaration would be subject to any applicable provisions of the 1940 Act and the rules adopted thereunder. The clarification is designed to confirm that the Trustees have the flexibility when considering an intra-fund interest class combination to make decisions that they believe are in interestholders’ best interests, without causing the Master Trust to incur the time and expense of soliciting interestholder approval. The Current Declaration does not contain a similar provision, although nothing herein is intended to suggest that a different result was intended by the Current Declaration.

8. Redemption by Master Trust. The Current Declaration permits the Trustees to redeem interests involuntarily only in specified circumstances identified on page G-12 of this Proxy Statement. The Proposed Declaration expands the Master Trust’s authority to redeem an interestholder’s interests if the Master Trust determines such redemption to be necessary or appropriate, whether or not the reason for such redemption is specifically enumerated in the Proposed Declaration.

Certain Other Changes

9. Removal of Trustees. The Proposed Declaration would modify the manner in which Trustees may remove a Trustee. The Proposed Declaration would change the threshold for Master Trust Board action to remove a Trustee from two-thirds of the remaining Trustees, to a majority of the remaining Trustees and a majority of the remaining Trustees who are not “interested persons” of the Master Trust within the meaning of the 1940 Act. The proposed changes are intended to provide consistency with the proposed declarations of trust for the other SSgA FM Trusts.

10. Mechanics for Establishing or Abolishing a Series or Class. The Current Declaration provides that the establishment and designation of any series or class of a series of the Master Trust shall be effective by resolution adopted by a majority of the then Trustees and that the Trustees may, at any time that there are no interests outstanding of any particular series of the Master Trust or class of a series of the Master Trust, abolish such series or class by resolution adopted by a majority of the then Trustees. Each such resolution has the status of an amendment to the Current Declaration.  Under the Proposed Declaration, the Trustees may establish and designate a new series or class by vote of the Trustees or by written consent, and may terminate a series or class by written notice to the affected interestholders. The Proposed Declaration is intended to ease the administrative burden and costs to the Master Trust associated with organizing or terminating series or classes. In addition, the proposed changes are intended to provide consistency with the proposed declarations of trust for the other SSgA FM Trusts.

11. Uniform Trustee Standard of Care. The Current Declaration and the Proposed Declaration provide that a Trustee will not be personally liable except by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. Section 2 of Article IX of the Proposed Declaration includes language to clarify that any Trustee who serves as chair or co-chair of the Master Trust Board, a member or chair or co-chair of a committee of the Master Trust Board, lead or assistant lead independent Trustee, if any, or an expert on any topic or in any area (including an audit committee financial expert), will not be subject to any greater standard of care or liability because of such position. Although the Current Declaration does not contain comparable language, the Master Trust’s current Bylaws, which may be changed by the Trustees at any time and from time to time, provide that the conduct of a Trustee shall be evaluated solely by reference to a hypothetical reasonable person, without regard to any special expertise, knowledge or other qualifications of the Trustee. The proposed change is intended to provide an extra safeguard for the Trustees of the Master Trust, making it clear that one standard of liability applies for all Trustees, without regard to designation of additional responsibilities or titles, or any actual or implied individual expertise or qualifications. The proposed change is also intended to provide consistency with the proposed declarations of trust for the other SSgA FM Trusts.

In the 2003 adopting release for disclosure requirements related to the “audit committee financial expert” designation, the SEC stated that “[w]e find no support in the Sarbanes-Oxley Act or in related legislative history that Congress intended to change the duties, obligations or liability of any audit committee member, including the audit committee financial expert, through this provision.” Although this is persuasive guidance, the standard of care imposed on Trustees is a matter governed by Massachusetts law rather than by federal law or regulations. Similarly, a Trustee designated as chairman or co-chairman of the Master Trust Board or any committee should not be held to a stricter standard of liability. The proposed change would make clear that one standard of liability applies for all Trustees.

12. Indemnification of Trustees and Officers. Currently, the Master Trust’s Bylaws, which may be changed by the Trustees at any time and from time to time, govern the Master Trust’s indemnification of Trustees, officers and other covered persons. The Proposed Declaration would move the indemnification provisions to the declaration of trust. Under the Proposed Declaration, a covered person would not be indemnified with respect to any matter as to which such covered person shall have been finally adjudicated in a decision on the merits in any action, suit or other proceeding not to have acted in good faith in the reasonable belief that such covered person’s action was in the best interests of the Master Trust or that such covered person’s action was at least not opposed to the best interests of the Master Trust. A covered person would also not be indemnified under the Proposed Declaration against any liability to the Master Trust or its interestholders arising by reason of such covered person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such covered person’s office. In addition, the Proposed Declaration contemplates mandatory prepayment by the Master Trust of certain expenses of a covered person if certain conditions are met. Further, the Proposed Declaration would establish procedures and approvals related to making certain determinations in connection with indemnification and prepayment of expenses.

Section 3 of Article VIII of the Proposed Declaration would create a rebuttable presumption in favor of a Trustee or officer in determining whether the Trustee or officer engaged in conduct for which indemnification is not available or whether there is reason to believe that the Trustee or officer ultimately will be found entitled to indemnification. The Proposed Declaration provides that, in making either of these determinations, the independent Trustees or independent legal counsel will afford the Trustee or officer a rebuttable presumption that the Trustee or officer acted in good faith in the reasonable belief that his or her action was in the best interests of the Master Trust or that his or her action was at least not opposed to the best interests of the Master Trust and has not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. This rebuttable presumption is consistent with SEC staff guidance. The staff has stated that it is consistent with Section 17(h) of the 1940

Act for independent, non-party trustees and independent legal counsel to rely on a rebuttable presumption that a Trustee or officer has not engaged in disabling conduct. The Proposed Declaration provides some certainty to Trustees and other indemnified persons as to the circumstances where they might be denied indemnification, and make it less likely in most circumstances that a covered person will be denied indemnification. The proposed indemnification provisions are also intended to provide consistency with the proposed declarations of trust for the other SSgA FM Trusts.

13. Interestholder Indemnification. The Proposed Declaration would specify the circumstances in which an interestholder is entitled to indemnification. The Current Declaration provides that no interestholder shall be subject to any personal liability whatsoever to any person in connection with the Master Trust property or the act, obligations or affairs of the Master Trust and that the Master Trust will indemnify and hold an interestholder harmless from and against all claims and liabilities to which such interestholder may become subject by reason of his or her being or having been an interestholder. The Proposed Declaration contemplates that an interestholder would be indemnified against all loss and expense arising from his or her having been held to be personally liable solely by reason of his or her being or having been an interestholder of the Master Trust (or a series thereof), but not for some other reason.

14. Derivative Actions. Under certain circumstances, an interestholder of a corporate entity may have the right to bring a “derivative” action on behalf of the corporate entity, in the name of the corporate entity. The interestholder must typically first make demand on the corporate entity’s governing board, to provide the governing board the opportunity to determine on behalf of the entity whether or not to bring the action. The Proposed Declaration sets forth certain eligibility requirements for an interestholder to bring a derivative action and states that an eligible interestholder may not bring a derivative action on behalf of the Master Trust unless the interestholder has made a prior demand on the Trustees that they bring the action on behalf of the affected series or class. The Proposed Declaration also provides that the Trustees who are independent for purposes of considering the demand must consider any demand within 90 days from the date the demand was made and determine whether commencing or maintaining a suit would be in the best interests of the Master Trust or the affected series or class. In certain circumstances, the Trustees may extend the 90-day review period by 120 days. The Proposed Declaration would also specifically state that, in their sole discretion, the Trustees may submit the decision whether to reject a demand to a vote of interestholders of the Master Trust or any series or class, as appropriate. If the decision whether to reject such demand has been duly submitted to a vote of interestholders, the Master Trust must notify the complaining interestholder of the results of such interestholders’ vote, which shall be binding upon interestholders, within 180 days of the receipt of such demand.  Under the Proposed Declaration, any decision by the Trustees to bring or not to bring or to settle any action will be binding upon interestholders. The Proposed Declaration contains requirements and conditions to bringing a derivative action that limit the ability of interestholders to bring derivative actions to a greater extent than under the Current Declaration.  The Proposed Declaration is generally in line with the derivative demand statute that applies to Massachusetts corporations.

15. Direct Actions. The Proposed Declaration states that interestholders must obtain authorization from the Trustees to bring a direct action or claim for monetary damages. The Proposed Declaration sets forth the procedures for obtaining authorization to bring a direct action or claim and the procedures to be followed by the Trustees in considering such request. The Current Declaration does not contain a similar provision. As a result, the Proposed Declaration limits the ability of an interestholder to bring a direct action or claim against the Master Trust.  Although an interestholder may not be required to obtain such authorization under Massachusetts law, the Proposed Declaration is intended to establish procedures for direct actions similar to those proposed for derivative actions.

16. Master Trust Treatment as a Partnership for Tax Purposes. The Proposed Declaration includes a number of provisions that address how the Master Trust will be treated for U.S. federal income tax purposes. The Trustees have discretion under the Current Declaration to determine, among other matters, book capital account balances and to establish procedures for the allocation of realized and unrealized gains and losses, taxable income, gain, loss, and deductions, and any item or items thereof to interestholders and the payment of distributions to interestholders. The Proposed Declaration is intended to clarify and memorialize the methods by which the Master Trust makes such determinations.

Additional Changes

The proposed changes described below are generally intended to provide consistency with the proposed declarations of trust for the other SSgA FM Trusts. In addition to these and the changes described above, the Proposed Declaration would make certain other changes that are not described herein. The changes described in this Proposal and certain additional changes are shown in the comparison chart set forth in Appendix H. You should also carefully review the form of the Proposed Declaration in Appendix G.

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The Proposed Declaration would remove provisions in the Current Declaration relating to the Master Trust’s allocation of ordinary income and expenses and capital gains and losses for federal income tax purposes. Any exercise of the Trustees’ authority under the Proposed Declaration would be subject to applicable law.

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The Current Declaration includes specific provisions on the timing for when a suspension of the right of redemption must take effect after a suspension is declared, and the ability of interestholders to revoke a redemption request. The Proposed Declaration does not specifically address some of these matters. Under the Proposed Declaration, redemptions, including suspensions of the right to redeem, would remain subject to applicable law and regulation, including determinations, exemptions, pronouncements and regulatory relief issued or promulgated by appropriate governmental authorities. The 1940 Act generally provides that a registered investment company may not suspend the right of redemption except in certain prescribed instances, such as periods during which the New York Stock Exchange is closed (other than customary weekend and holiday closings) or restricted, periods during which certain emergencies exist, or other periods as the SEC may permit.

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The Proposed Declaration would lower the number of Trustees required to take action by written consent. The Current Declaration requires the consent of all Trustees, while the Proposed Declaration provides that the Trustees may act by written consents of a majority of the Trustees then in office.

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The Current Declaration provides that a Trustee may delegate his powers to any other Trustee or Trustees for a period not to exceed 6 months, provided that in no case shall less than two Trustees personally exercise the powers granted to the Trustees under the

Current Declaration. The Proposed Declaration would not include this limitation on the delegation of Trustee powers.

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The Proposed Declaration would add provisions relating to interestholders’ right to inspect the books and records of the Master Trust. The Proposed Declaration would provide that no interestholder shall have any right to examine any books or records of the Master Trust if the Master Trust determines that such examination will for any reason be adverse to the interests of the Master Trust. The Master Trust’s determination that the examination would be adverse to the interests of the Master Trust, and the refusal to permit examination, shall be binding upon the interestholders, and no suit, proceeding or other action shall be commenced or maintained after such decision to reject a demand for examination. The Current Declaration does not contain a similar provision.

The changes described above represent a summary of some of the important differences between the Proposed Declaration and the Current Declaration. These and certain additional changes are also shown in the comparison chart set forth in Appendix H, which compares relevant provisions of the Proposed Declaration with corresponding provisions of the Current Declaration. Not all of the differences between the Proposed Declaration and the Current Declaration are described above or in the chart, so you should carefully review the form of the Proposed Declaration in Appendix G.

Vote Required

Interestholders of all Master Trust Funds vote together as a single class on the approval of the Proposed Declaration. Approval of the Proposed Declaration requires the affirmative vote of two-thirds of the interests of the Master Trust outstanding and entitled to vote at the Master Trust Special Meeting. Interestholders of the Master Trust will vote on Proposal 2 on a Master Trust-level basis.

As a shareholder of the AB Fund, a feeder fund to the Master Fund, your vote will apply indirectly to Proposal 2.

THE MASTER TRUST BOARD HAS UNANIMOUSLY RECOMMENDED THAT INTERESTHOLDERS, INCLUDING THE AB FUND, VOTE “FOR” PROPOSAL 2.

THE AB BOARD IS MAKING NO RECOMMENDATION WITH RESPECT TO PROPOSAL 2.

PROPOSAL 3. TO CHANGE OR ELIMINATE CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE MASTER FUND

As described in the following Proposals 3.A through 3.G, the Master Trust Board unanimously recommends that interestholders of the Master Fund approve certain changes to the Master Fund’s fundamental investment restrictions. Generally, the purpose of these proposed changes is to increase the Master Fund’s investment flexibility by removing outdated and/or what SSgA FM considers to be unnecessarily restrictive policies (in light of current regulatory requirements) and reduce administrative and compliance burdens by simplifying and making these fundamental investment restrictions uniform across the Master Trust Funds and the funds in the other SSgA FM Trusts, to the extent practicable.

SSgA FM does not anticipate any change in the way the Master Fund is managed as a result of changing the Master Fund’s fundamental investment restrictions.

Background. Proposals 3.A through 3.G relate to current fundamental investment restrictions of the Master Fund that, in the view of SSgA FM and the Master Trust Board, are either outdated or more restrictive than applicable law and regulation require. SSgA FM and the Master Trust Board believe that maintaining outdated and unnecessarily restrictive fundamental investment restrictions could prevent the Master Fund from taking advantage of attractive investment opportunities and/or responding to changing regulations or market developments in the future – at least without incurring the delays and costs that would be associated with seeking interestholder approval. Accordingly, although SSgA FM does not anticipate any change in the way in which the Master Fund is managed as a result of standardizing their fundamental investment restrictions, removing unnecessary fundamental investment restrictions would empower the Master Trust Board to approve changes to the Master Fund’s investment policies in the future without the delay and expense of an interestholder vote. If interestholders vote now to approve the proposed changes to the Master Fund’s fundamental investment restrictions, interestholders will not have the right to vote in the future prior to the Master Fund engaging in an investment practice newly permitted by the Master Fund’s revised fundamental investment restrictions.

The proposed changes are intended to meet the requirements of applicable law and regulation, in particular the 1940 Act and the rules and regulations thereunder, while providing the Master Fund with increased flexibility to respond to changes in the regulatory and economic landscape. Moreover, the proposed standardization of the restrictions would simplify the process of monitoring compliance with such restrictions by having such restrictions, to the extent they cover common subject matter, be expressed in the same terms.

The discussion in Proposals 3.A through 3.G below highlights the differences between the Master Fund’s current fundamental investment restrictions and, where applicable, a proposed uniform fundamental investment restriction. Interestholders of the Master Fund should consider comparing their Master Fund’s current restrictions with the proposed restrictions.

Why an Interestholder Vote is Required. The 1940 Act requires registered investment companies like the Master Fund to have “fundamental” investment restrictions governing certain of their investment practices. Investment companies may also voluntarily designate restrictions relating to other investment practices as “fundamental.” Under the 1940 Act, fundamental investment restrictions only may be changed with the approval of a majority of the Master Fund’s outstanding voting securities (as defined in the 1940 Act). Investment restrictions that are designated as non-fundamental may be changed with approval from the Master Trust Board, saving the time and expense associated with interestholder approval in the event a change is to be made. The Master Trust Board unanimously recommends that some of the Master Fund’s current fundamental investment restrictions be modified and that some be eliminated altogether. The substance of, and additional reasons for, these changes are discussed below in each of Proposals 3.A through 3.G

Interestholders of the Master Fund may vote in favor of or against any of Proposals 3.A through 3.G affecting the Master Fund.

The Master Trust Board, including all of the Independent Trustees, unanimously approved each of Proposals 3.A through 3.G discussed below and recommends that the interestholders of the Master Fund approve each Proposal.

PROPOSAL 3.A. TO APPROVE AN AMENDMENT TO THE MASTER FUND’S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO CONCENTRATING INVESTMENTS IN AN INDUSTRY

Under applicable law, an investment company may not concentrate its investments in any industry or group of industries unless it does so pursuant to a fundamental policy that can only be changed with shareholder approval. In addition, the investment company must concentrate its investments consistent with any policy to do so. Although “concentration” is not defined in the 1940 Act, the SEC has generally regarded a fund as concentrating its investments in an industry if the fund invests 25% or more of its assets in securities of issuers in that industry.

The proposed amended fundamental investment restriction is as follows:

The [Master] Fund may not purchase any security if, as a result, 25% or more of the [Master] Fund’s total assets (taken at current value) would be invested in a particular industry (for purposes of this restriction, investment companies are not considered to constitute a particular industry or group of industries), except as is consistent with applicable law from time to time and as follows: the [Master] Fund is permitted to invest without limit in “government securities” (as defined in the 1940 Act) and tax-exempt securities issued by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing.  The [Master] Fund may concentrate its investments in securities of issuers in the same industry as may be necessary to approximate the composition of the [Master] Fund’s underlying Index.

The current fundamental investment restriction of the Master Fund with respect to concentrating investments in an industry is:

[The Master Fund] may not purchase securities (other than securities of the U.S. Government, its agencies or instrumentalities) if, as a result of such purchase, more than

25% of the [Master Fund]’s total assets would be invested in any one industry.

For purposes of applying the terms of this fundamental investment policy, SSgA FM will, on behalf of the Master Fund, make reasonable determinations as to the appropriate industry classification to assign to each issuer of securities in which the Master Fund invests. As a general matter, an industry is considered to be a group of companies whose principal activities, products or services offered give them a similar economic risk profile vis à vis issuers active in other sectors of the economy. The definition of what constitutes a particular industry is therefore an evolving one, particularly for issuers in industries or sectors within industries that are new or are undergoing rapid development. Some issuers could reasonably fall within more than one industry category. For example, some companies that sell goods over the Internet (including issuers of securities in which the Master Fund invests) may initially have been classified as Internet companies, but over time have evolved into the economic risk profiles of retail companies. SSgA FM will use its reasonable efforts to assign each issuer to the category which it believes is most appropriate.

The Master Trust Board recommends that the Master Fund’s current fundamental investment restriction with respect to concentrating investments in an industry be amended as proposed.  The amendments are intended to conform the Master Trust Funds’ restrictions to the statutory requirements discussed above. In addition, these proposed changes will reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to concentrating investments in an industry.

SSgA FM does not intend to modify its investment strategy as a result of the proposed change to the Master Fund’s fundamental investment restriction regarding concentration that would exclude tax-exempt securities issued by a U.S. territory or possession, a state or local government, or a political subdivision thereof.  The Master Fund would not typically be expected to invest in such securities.

PROPOSAL 3.B. TO APPROVE AN AMENDMENT TO THE MASTER FUND’S FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO BORROWING MONEY AND ISSUING SENIOR SECURITIES

The 1940 Act requires the Master Fund to state the extent to which they may borrow money and issue senior securities. Under Section 18(f)(1) of the 1940 Act, an open-end investment company may not issue senior securities, except that it may borrow from banks, for any purpose, up to 33 1/3% of its total assets (including the amount borrowed).

The proposed amended fundamental investment restriction is as follows:

The [Master] Fund may borrow money and issue senior securities to the extent consistent with applicable law from time to time.

The current fundamental investment restrictions of the Master Fund with respect to borrowing money and issuing senior securities are:

[The Master] Fund may not borrow more than 33 1/3% of the value of its total assets less all liabilities and indebtedness (other than such borrowings).

[The Master] Fund may not issue any class of securities which is senior to the [Master Fund]’s beneficial interests, to the extent prohibited by the 1940 Act.

Generally, the Master Fund’s current fundamental investment restrictions are more restrictive than the 1940 Act requirements. Accordingly, the Master Trust Board recommends that the Master Fund amend its policy so that it will allow the Master Fund to borrow money and issue senior securities to the full extent permitted under applicable law to the extent consistent with the Master Fund’s investment objectives and policies. The proposed changes would automatically conform the Master Fund’s policy more closely to statutory and regulatory requirements, as they exist from time to time, without incurring the time and expense of obtaining interestholder approval to change the restriction. In addition, the proposed changes would reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to borrowing money and issuing senior securities. The 1940 Act currently permits an open-end investment company, such as the Master Fund, to borrow money from a bank so long as the ratio which the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%. The 1940 Act currently prohibits an open-end investment company from issuing any senior securities, except to the extent it is permitted to borrow money.

Borrowing money creates leverage. The use of leverage has the potential to increase returns to interestholders, but also involves additional risks. Leverage increases the volatility of the Master Fund’s investment portfolio and could result in larger losses than if it were not used. If there is a net decrease (or increase) in the value of the Master Fund’s investment portfolio, any leverage will decrease (or increase) the net asset value per interest to a greater extent than if the Master Fund were not leveraged. The use of leverage is considered to be a speculative investment practice and may result in losses to the Master Fund. The Master Fund will typically pay interest or incur other borrowing costs in connection with leverage transactions.

PROPOSAL 3.C. TO APPROVE AN AMENDMENT TO THE MASTER FUND’S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO MAKING LOANS

The 1940 Act requires the Master Fund to state the extent to which they intend to make loans to other persons. The Master Trust Board recommends that the Master Fund’s fundamental investment restriction with respect to making loans be revised to reflect a standard restriction for all the Master Trust Funds.

The proposed amended fundamental investment restriction is as follows:

The [Master] Fund may make loans, including to affiliated investment companies, to the extent consistent with applicable law from time to time.

The current fundamental investment restriction of the Master Fund with respect to making loans is:

[The Master] Fund may not make loans, except by purchase of debt obligations in which the [Master] Fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities.

Although SSgA FM does not anticipate any change in the way in which the Master Fund is managed as a result of changing the fundamental investment restriction, the increased flexibility provided by the amendment could assist the Master Fund, in the future, in achieving its investment objective and responding to changes in applicable law or regulation. Under the 1940 Act, generally, the Master Fund may not lend money or property to any person, directly or indirectly, if the investment policies of the Master Fund, as recited in its registration statement, do not permit such a loan or if such person controls or is under common control with the Master Fund.  The proposed change would also automatically conform each Master Trust Fund’s lending policy more closely to the exact statutory and regulatory requirements, as they exist from time to time, without incurring the time and expense of obtaining interestholder approval to change the policy. In addition, these proposed changes will reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to making loans.

Examples of loan transactions into which the Master Fund may enter include repurchase agreements and securities loans. In a repurchase agreement, the Master Fund typically purchases a security from a seller at one price and simultaneously agrees to sell it back to the original seller at an agreed-upon price. When the Master Fund enters into a securities loan, it lends certain of its portfolio securities to broker-dealers or other parties, typically in exchange for a fee, a portion of the dividends or interest accrued on the securities held as collateral, or, in the case of cash collateral, a portion of the income from investment of such cash. In addition, the Master Fund will receive the amount of all dividends, interest and other distributions on the loaned securities. These transactions must be collateralized at all times, but involve risk to the Master Fund if the seller, in the case of repurchase agreements, or the borrower, in the case of securities loans, should default on its obligations. If the Master Fund’s counterparty to these transactions should become involved in bankruptcy or insolvency proceedings, it is possible that the Master Fund may be treated as an unsecured creditor and may be required to return the underlying securities or collateral, as applicable, to the counterparty’s estate.  It is also possible that the amount received by the Master Fund upon sale of the collateral may be less than necessary to fully compensate the Master Fund.  In addition, the Master Fund may purchase loan participations or otherwise invest in loans or similar obligations, and may make loans directly to issuers, itself or as part of a lending syndicate. The Master Fund may also purchase debt obligations or other similar financial instruments in which the Master Fund may invest consistent with its investment policies.

PROPOSAL 3.D. TO APPROVE AN AMENDMENT TO THE MASTER FUND’S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO INVESTMENT IN COMMODITIES AND COMMODITY CONTRACTS

The 1940 Act requires the Master Fund to have a fundamental investment restriction regarding the purchase and sale of commodities.

The proposed amended fundamental investment restriction is as follows:

The [Master] Fund may purchase or sell commodities to the extent consistent with applicable law from time to time.

The current fundamental investment restriction of the Master Fund with respect to investment in commodities and commodity contracts is:

[The Master] Fund may not purchase or sell commodities or commodity contracts, except that it may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving the direct purchase or sale of physical commodities.

The proposed amendment would make it clear that the Master Fund may utilize futures contracts, options, options on futures, and other financial or commodity transactions to the extent consistent with applicable law and with the Master Fund’s investment objectives and policies from time to time. At present, the 1940 Act does not set forth a maximum percentage of the Master Fund’s assets that may be invested in commodities. The change is also intended to give the Master Fund maximum flexibility to invest in a variety of modern financial instruments that could technically be considered commodities. SSgA FM has proposed that this change be implemented for existing mutual funds managed by it, and adopted by new mutual funds it manages, in order to reflect the fact that increasing numbers of mutual funds are using investments in commodity transactions to meet their investment objectives. The principal benefit to the Master Fund of this change is the potentially reduced administrative and compliance burdens resulting from the alignment of this restriction with those of the other funds in SSgA FM Trusts. SSgA FM does not anticipate any change in the way in which the Master Fund is managed as a result of changing the Master Fund’s fundamental investment restrictions, although the revised policy would generally provide the Master Fund greater flexibility to enter into commodity transactions in a case where the Master Fund’s investment adviser might consider such transactions appropriate.

Exposure to the commodities markets may subject the Master Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity price volatility, changes in interest rates, currency fluctuations, or factors  affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, tariffs and international economic, political, and regulatory developments.

PROPOSAL 3.E. TO APPROVE AN AMENDMENT TO THE MASTER FUND’S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO INVESTMENT IN REAL ESTATE

The 1940 Act requires the Master Fund to have a fundamental policy regarding the purchase and sale of real estate.

The proposed amended fundamental investment restriction is as follows:

The [Master] Fund may purchase, sell or hold real estate to the extent consistent with applicable law from time to time.

The current fundamental investment restriction of the Master Fund with respect to investment in real estate and securities secured by and/or of companies that deal in real estate is:

[The Master] Fund may not purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

Currently, the Master Fund’s investment policy restricts its ability to sell real estate even when ownership of the real estate devolves upon the Master Fund through permissible investments. For instance, it is possible that the Master Fund could, as a result of an investment in debt securities of a company that deals in real estate, come to hold an interest in real estate if the issuer defaulted on its debt obligations. Accordingly, the Master Trust Board recommends that this policy be modified to allow the sale of real estate when ownership of real estate results from permissible investments.  In addition, the modified investment policy makes clear that the Master Fund may invest in real estate-related securities and real estate-backed securities or instruments to the extent permitted by applicable law.  At present, the 1940 Act does not set forth a maximum percentage of the Master Fund’s assets that may be invested in real estate.

These proposed changes will also reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to real estate.

Risks associated with ownership of real estate include possible declines in the value of real estate, lack of availability of mortgage funds, extended vacancies of property, increases in property taxes, losses from casualty or condemnation and changes in general and local economic conditions, tax laws and interest rates, supply and demand, interest rates, zoning laws, regulatory limitations on rents and operating expenses. Securities of companies engaged in the real estate business may be subject to additional risks, such as poor performance by the manager of the company, adverse changes to the tax laws or failure by the company to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and the risk of general declines in stock prices. In addition, some companies engaged in the real estate business have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. A company that invests most or all of its assets in mortgages will be subject to additional risks related to mortgage-backed securities, including interest rate risk, extension risk, and prepayment risk, and may be highly volatile and lack liquidity.

PROPOSAL 3.F. TO APPROVE AN AMENDMENT TO THE MASTER FUND’S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO PARTICIPATION IN THE UNDERWRITING OF SECURITIES

The 1940 Act requires the Master Fund to state the extent to which it intends to engage in the business of underwriting securities issued by other persons. Under applicable law, a person or company generally is considered to be an underwriter if the person or company participates in the public distribution of securities of other issuers, which involves purchasing the securities from another issuer with the intention of re-selling the securities to the public. From time to time, the Master Fund may purchase securities in a private transaction for investment purposes and later sell the securities to institutional investors. Under these or other circumstances, the Master Fund could possibly be deemed to fall within the technical definition of an underwriter under applicable law. The SEC staff has issued interpretations that clarify that re-sales of privately placed securities by institutional investors, such as funds, do not necessarily make the institutional investor an underwriter in these circumstances. The 1940 Act generally prohibits a diversified mutual fund, such as the Master Fund, from making any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the Master Fund’s total assets.

The proposed amended fundamental investment restriction is as follows:

The [Master] Fund may underwrite securities to the extent consistent with applicable law from time to time.

The current fundamental investment restriction of the Master Fund with respect to participation in the underwriting of securities is:

[The Master] Fund may not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

The Master Trust Board recommends that this policy be amended as proposed in order to reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to underwriting of securities. The Master Fund has no intention of participating in the underwriting of securities (other than to the extent the Master Fund may be deemed an underwriter under federal securities laws by reason of acquisitions and distributions of portfolio securities).

PROPOSAL 3.G. TO APPROVE THE ELIMINATION OF THE MASTER FUND’S FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO DIVERSIFICATION OF INVESTMENTS

The current fundamental investment restrictions of the Master Fund with respect to diversification of investments are:

[The Master Fund] may not with respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the [Master Fund] (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. Government or its agencies or instrumentalities.

[The Master] Fund may not with respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

Neither the 1940 Act nor SEC rules require that funds state a fundamental investment policy with respect to diversification of investments.  The Master Fund is classified as a “diversified” fund as defined in the 1940 Act. Under the 1940 Act, a “diversified” fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (except U.S. Government securities, cash, cash items, or the securities of other investment companies). The remaining 25% of the fund’s total assets is not subject to this restriction. If this Proposal is approved, the Master Fund would remain subject to the 1940 Act requirement that a future change in classification from a diversified fund to a non-diversified fund would need to be approved by interestholders. The Master Trust Board believes it is not in the Master Fund’s best interest to maintain unnecessary fundamental policies. Accordingly, the Master Trust Board recommends that the Master Fund’s fundamental investment restrictions with respect to diversification of investments be eliminated.

Vote Required

Interestholders of the Master Fund are entitled to vote on each of Proposals 3.A through 3.G. Approval of each of Proposals 3.A through 3.G requires the affirmative vote of a 1940 Act Majority.  If one or more of Proposals 3.A through 3.G is not adopted by the Master Fund’s interestholders, the corresponding current fundamental investment restriction(s) of the Master Fund set forth in this Proxy Statement will remain in effect and the Trustees will consider what action, if any, would be in the best interests of interestholders. The adoption of any of these Proposals is not contingent on the adoption of any other Proposal by interestholders of the Master Fund.

As a shareholder of the AB Fund, a feeder fund to the Master Fund, your vote will apply indirectly to Proposals 3.A through 3.G.

THE MASTER TRUST BOARD HAS UNANIMOUSLY RECOMMENDED THAT INTERESTHOLDERS OF THE MASTER FUND, INCLUDING THE AB FUND, VOTE “FOR” PROPOSALS 3.A THROUGH 3.G.

THE AB BOARD IS MAKING NO RECOMMENDATION WITH RESPECT TO PROPOSALS 3.A THROUGH 3.G.

PROPOSAL 4. TO CONVERT THE MASTER FUND’S INVESTMENT OBJECTIVE FROM FUNDAMENTAL TO NON-FUNDAMENTAL

The investment objective of the Master Fund is:

The investment objective of the [Master] Fund is to replicate as closely as possible, before expenses, the performance of the Standard & Poor’s 500 Index.

The investment objective of the Master Fund is “fundamental,” meaning that it only may be changed by a vote of interestholders of the Master Fund. The Master Trust Board unanimously recommends that interestholders approve the proposal to make the Master Fund’s objective non-fundamental. If approved, this change will enable the Master Trust Board to change the Master Fund’s investment objective without the necessity of an interestholder vote. SSgA FM recommended this change to the Master Trust Board. SSgA FM has no present intention of recommending to the Master Trust Board that it consider changing the Master Fund’s investment objective as a result of this increased flexibility. However, making this change will empower the Trustees to approve changes to the Master Fund’s investment objective in the future in response to changing market conditions or other developments without the delay and expense of an interestholder vote.  In addition, this change would bring the Master Fund in line with other funds in SSgA FM Trusts and with what SSgA FM considers to be general current industry practice. If the Trustees were ever to approve a change to a Master Fund’s investment objective, interestholders would receive advance notice and the prospectus would be modified accordingly. If this proposal is approved, interestholders will not have the right to vote on any future change to a Master Fund’s investment objective.

If this Proposal is not adopted by the Master Fund’s interestholders, the Master Fund’s investment objective will remain fundamental and any future changes to the Master Fund’s investment objective will require interestholder approval.

Vote Required

The Master Fund will vote separately from other Master Trust Funds on this Proposal. Approval of this Proposal requires the affirmative vote of a 1940 Act Majority.  All interests of the Master Fund vote together as a single class on this Proposal.

As a shareholder of the AB Fund, a feeder fund to the Master Fund, your vote will apply indirectly to Proposal 4.

THE MASTER TRUST BOARD HAS UNANIMOUSLY RECOMMENDED THAT INTERESTHOLDERS OF THE MASTER FUND, INCLUDING THE AB FUND, VOTE “FOR” PROPOSAL 4.

THE AB BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “AGAINST” PROPOSAL 4 BECAUSE THE AB FUND WOULD NOT HAVE THE RIGHT TO VOTE ON ANY FUTURE CHANGES TO THE MASTER FUND’S INVESTMENT OBJECTIVE.

______________________

AB FUND PROPOSAL

PROPOSAL 5.  TO CHANGE OR ELIMINATE THE AB FUND’S FUNDAMENTAL INVESTMENT RESTRICTIONS TO THE EXTENT THAT CORRESPONDING CHANGES TO THE MASTER FUND’S FUNDAMENTAL INVESTMENT RESTRICTIONS ARE APPROVED BY THE MASTER FUND’S INTERESTHOLDERS.

The AB Fund seeks to achieve it investment objective by investing substantially all of its investable assets in the Portfolio.  Currently, the AB Fund’s investment policies are substantially similar to those of the Master Fund.  If interestholders approve the proposed changes to the Master Fund’s fundamental investment restrictions described in Proposals 3.A through 3.G, the AB Fund’s fundamental investment restrictions would be more restrictive than those of the Master Fund.  Accordingly, the AB Board has approved corresponding changes to the AB Fund’s fundamental investment restrictions which, if approved by the AB Fund’s shareholders, would become effective upon the approval by the Master Fund’s interestholders of the proposed changes to the Master Fund’s fundamental investment restrictions in Proposals 3.A through 3.G.

The following table compares the AB Fund’s current fundamental restrictions and the proposed fundamental restrictions that would become effective if the changes outlined in Proposal 3 are approved for the Master Fund.  The rationale for each of the proposed changes to the Master Fund’s investment restrictions is described in the discussion of Proposals 3.A thorough 3.G.  In each case, the same rationale applies to the proposed changes to the fundamental investment restrictions for the AB Fund set forth below.

Proposal	Investment Restriction	Current Restriction	Proposed Restriction
5.A	Concentration of Investments
[The AB Fund may not] purchase securities (other than securities of the U.S. Government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the Portfolio’s total assets would be invested in any one industry.

The AB Fund may not purchase any security if, as a result, 25% or more of the AB Fund’s total assets (taken at current value) would be invested in a particular industry (for purposes of this restriction, investment companies are not considered to constitute a particular industry or group of industries), except as is consistent with applicable law from time to time and as follows: the AB Fund is permitted to invest without limit in “government securities” (as defined in the 1940 Act) and tax-exempt securities issued by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing.  The AB Fund may concentrate its investments in securities of issuers in the same industry as may be necessary to approximate the composition of the AB Fund’s underlying Index.

5.B	Borrowing Money and Issuing Senior Securities
[The AB Fund may not] borrow more than 33 1/3% of the value of its total assets less all liabilities and indebtedness (other than such borrowings). The AB Fund may borrow money in an amount not more than 1/3 of the current value of its net assets as a temporary measure for extraordinary or emergency purposes and enter into reverse repurchase agreements or dollar roll transactions, and it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only
The AB Fund may borrow money and issue senior securities to the extent consistent with applicable law from time to time.

either to accommodate requests for the withdrawal of beneficial interests (redemption of shares) while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute.

[The AB Fund may not] issue any class of securities that is senior to the Portfolio’s beneficial interests, to the extent prohibited by the 1940 Act, provided that, for the AB Fund, collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

5.C	Lending
[The AB Fund may not] make loans, except by purchase of debt obligations in which the Portfolio may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities.  In addition, the AB Fund may not make loans to other persons except: (a) through the lending of the Fund’s portfolio securities and provided that
The AB Fund may make loans, including to affiliated investment companies, to the extent consistent with applicable law from time to time.

any such loans not exceed 30% of the Fund’s net assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately.
5.D	Investments in Commodities
[The AB Fund may not] purchase or sell commodities or commodity contracts, except that it may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving the direct purchase or sale of physical commodities.
The AB Fund may purchase or sell commodities to the extent consistent with applicable law from time to time.
5.E	Investments in Real Estate
[The AB Fund may not] purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein. In addition, the AB Fund may not purchase or sell interests in oil, gas or mineral leases.
The AB Fund may purchase, sell or hold real estate to the extent consistent with applicable law from time to time.
5.F	Underwriting Securities
[The AB Fund may not] underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.
The AB Fund may underwrite securities to the extent consistent with applicable law from time to time.
5.G	Diversification	[The AB Fund may not] with respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment,	This restriction would be removed.

more than 5% of the total assets of the Portfolio (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. Government or its agencies or instrumentalities; With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

Vote Required

Shareholders of the AB Fund are entitled to vote on each of Proposals 5.A through 5.G. Approval of Proposals 5.A through 5.G requires the affirmative vote of a 1940 Act Majority.  All shares of the AB Fund vote together as a single class on these Proposals.

The proposed changes to each fundamental investment restriction will become effective only if the proposed changes are (1) approved by the AB Fund’s shareholders, and (2) the corresponding changes to the Master Fund’s fundamental investment restrictions, described in Proposal 3 are approved, are approved by interestholders of the Master Fund.  If one or more of Proposals 5.A through 5.G is not adopted by the AB Fund’s shareholders, the current fundamental investment restriction(s) of the AB Fund set forth in this Proxy Statement will remain in effect and the AB Trustees will consider what action, if any, would be in the best interests of shareholders.

THE AB BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSALS 5.A THROUGH 5.G.

SHAREHOLDER PROPOSALS

As a general matter, the AB Fund does not hold annual or other regular meetings of shareholders.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the American Beacon S&P 500 Index Fund at 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155, Attn: Rosemary K. Behan, so as to be received a reasonable time before the proxy solicitation for that meeting is made.  Shareholder proposals that are submitted in a timely manner will not necessarily be included in the AB Fund’s proxy materials.  Inclusion of such proposals is subject to limitations under the federal securities laws.  In addition, the AB Fund is required to convene a special shareholders’ meeting upon written request for such a meeting by shareholders owning at least ten percent (10%) of the AB Fund’s outstanding shares entitled to vote.

OTHER BUSINESS

Management knows of no business to be presented to the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment and in the best interests of the AB Fund.

SHAREHOLDER REPORTS

The AB Fund’s most recent Annual and Semi-Annual Reports have previously been sent to shareholders and may be obtained without charge by going to www.americanbeaconfunds.com, calling toll-free 1-800-658-5811 or by writing to the AB Fund at 4151 Amon Carter Boulevard, MD 2450, Fort Worth, TX  76155.

Dated:           December 30, 2013

APPENDIX A

OWNERSHIP OF MASTER FUND SHARES

5% Shareholders of a Class of the Master Fund
(As of October 31, 2013)

As of October 31, 2013, the following shareholders owned of record 5% or more of the issued and outstanding shares of the Master Fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

Name and Address	Number of Shares	Percentage of Ownership
SSgA S&P 500 Index Fund SSgA Funds One Lincoln Street Boston, Massachusetts 02111-2900	46,931,823.37	42.44%
American Beacon S&P 500 Index Fund American Beacon Advisors, Inc. 4151 Amon Carter Blvd., MD 2450 Fort Worth, Texas 76155	38,907,522.47	35.18%
State Street Equity 500 Index Fund State Street Institutional Investment Trust P.O. Box 5049 Boston, Massachusetts 02206	24,743,299.63	22.38%

A-1

APPENDIX B

MASTER FUND
SHARES OF BENEFICIAL INTEREST
(As of October 31, 2013)

There were 110,582,645.47 shares of the Master Fund issued and outstanding as of October 31, 2013.

B-1

APPENDIX C

AB FUND
SHARES OF BENEFICIAL INTEREST
(As of November 25, 2013)

There were 1,128,748.508 Investor Class shares and 37,931,692.094 Institutional Class shares of the AB Fund issued and outstanding as of November 25, 2013.

C-1

APPENDIX D

OWNERSHIP OF AB FUND SHARES

5% Shareholders of a Class of the AB Fund
(As of November 25, 2013)

As of the Record Date, the AB Fund’s shareholders of record and/or beneficial owners (to the Trust’s knowledge) who owned 5% or more of each class of the AB Fund’s shares are set forth below:

Name and Address	Class	No. of Shares Owned	% of Shares
CHARLES SCHWAB & CO. FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND OPS 9601 E. PANORAMA CIRCLE ENGLEWOOD, CO 80112-3441	Investor	277,987.003	25%

TD AMERITRADE INC. FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS P.O. BOX 2226 OMAHA, NE 68103-2226	Investor	230,163.41	20%

NATIONAL FINANCIAL SERVICES CORP. FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FDS 5TH FLOOR 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK, NY 10281-1003	Investor	225,130.348	20%

JP MORGAN CHASE BANK TTEE $UPER $AVER CAP ACCUM PLAN FOR EE OF PTP AMR CORP SUBSID C/O JP MORGAN/AMERICAN CENTURY RPS P.O. BOX 419784 KANSAS CITY, MO 64141-6784	Institutional	35,342,004.607	93%

D-1

APPENDIX E

MASTER TRUST NOMINATING COMMITTEE CHARTER

STATE STREET MASTER FUNDS
STATE STREET INSTITUTIONAL INVESTMENT TRUST

NOMINATING COMMITTEE CHARTER
SEPTEMBER 19, 2013

Mission Statement

The Board of Trustees (each, a “Board”) of each of State Street Institutional Investment Trust and State Street Master Funds (each, a “Trust”) has adopted this charter to govern the activities of the Nominating Committee of each Board (each, a “Nominating Committee”). This Charter applies separately to each Trust, and the Board and Nominating Committee thereof, and shall be interpreted accordingly. Unless otherwise stated herein or required by the context, each singular reference herein to the Board, Trust and Nominating Committee shall be construed as a reference to each Trust or Board or Nominating Committee thereof, as applicable.

The Nominating Committee is a committee of the Board created to assist the Board in fulfilling its duty to fill vacancies in the Board. The Nominating Committee of the Board is responsible for evaluating and recommending the nomination of candidates for election as independent trustees of the Trust.

The scope of the Nominating Committee’s responsibilities and its structure, process and membership requirements are set forth in this charter (the “Charter”).

Organization

The membership of the Nominating Committee shall consist entirely of those trustees who are not “interested persons,” within the meaning of the Investment Company Act of 1940, as amended (“Independent Trustees”), of the Trust; however, the Nominating Committee need not be comprised of all of the Independent Trustees.

The Nominating Committee may designate one or more members to serve as Chair or Co-Chair of the Nominating Committee, as the case may be, but need not make such a designation.

The Nominating Committee shall report to the Board of Trustees as to the results of its meetings and activities.

Authority and Responsibilities

The Nominating Committee, in discharging its responsibilities under this Charter, may, in addition to other actions it deems appropriate, consider taking one or more of the actions described below:

1.
To make nominations for Independent Trustee membership on the Board. A potential nominee must have a college degree or equivalent business experience. The Nominating Committee may take into account a wide variety of factors in considering potential nominees, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) ability, judgment and expertise and (vi) overall diversity of the Board’s composition.

2.
When identifying potential nominees for a Board, the Nominating Committee may consider candidates recommended by the following sources: (i) the Trust’s current Trustees; (ii) the Trust’s officers; (iii) the Trust’s investment adviser, sub-advisers or administrator; (iv) shareholders of the Trust (see below); or (v) any other source the Nominating Committee deems to be appropriate. The Nominating Committee may consider qualified incumbent trustees of other trusts and/or funds managed and/or advised by SSgA Funds Management, Inc. for the purpose of achieving fund board consolidations and related efficiencies or any other objective that it determines to be in the best interests of the Trust and its shareholders. The Nominating Committee may, but is not required to, retain a third party search firm at the applicable Trust’s expense to identify potential candidates.

3.	To consider nominee candidates properly submitted in accordance with Appendix A by shareholders of the Trust on the same basis as it considers and evaluates candidates recommended by other sources.

4.	To review Nominating Committee Chair or Co-Chair assignments and Nominating Committee assignments periodically.

5.	To consider the structure, operations and effectiveness of the Nominating Committee and review this Charter periodically.

6.	To meet as frequently and at such times as circumstances dictate.

7.	To hire (and compensate) from time to time independent counsel and any other expert deemed necessary by the Nominating Committee to perform its duties.

The Nominating Committee shall have the resources to discharge all of its responsibilities, including but not limited to the authority to select, retain, terminate and approve the fees and other retention terms of special or independent counsel or any other advisers determined to be necessary or appropriate without seeking approval of management of the Trust. Costs incurred by the Nominating Committee in performing its functions under this Charter shall be borne by the Trust.

Adopted by State Street Institutional Investment Trust
Board of Trustees on September 19, 2013

Adopted by State Street Master Funds
Board of Trustees on September 19, 2013

Procedures for Shareholders to Submit Nominee Candidates

(As of September 19, 2013)

A shareholder of the Trust, or of any series thereof, if applicable, must follow the following procedures in order to submit properly a nominee recommendation for the Nominating Committee’s consideration.

1.
The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust.

2.
The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than sixty (60) calendar days nor more than ninety (90) calendar days prior to the date of the Board or shareholder meeting at which the nominee candidate would be considered for election. Shareholder Recommendations will be kept on file for two years after receipt of the Shareholder Recommendation. A Shareholder Recommendation considered by the Nominating Committee in connection with the Nominating Committee’s nomination of any candidate(s) for appointment or election as an independent Trustee need not be considered again by the Nominating Committee in connection with any subsequent nomination(s).

3.
The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”), and the names and addresses of at least three professional references; (B) the number of all shares of the Trust (including the series and class, if applicable) owned of record or beneficially by the candidate, the date such shares were acquired and the investment intent of such acquisition(s), as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any applicable regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency with jurisdiction related to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder or any other applicable law or regulation; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient, in the discretion of the Board or the Nominating Committee, for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the number of all shares of the Trust (including the series and class, if applicable) owned beneficially and of record by the recommending shareholder; (v) a complete description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder including, without limitation, all direct and indirect compensation and other material monetary agreements, arrangements and understandings between the candidate and recommending shareholder during the past three years; and (vi) a brief description of the candidate’s relevant background and experience for membership on the Board, such as qualification as an audit committee financial expert.

4.
The Nominating Committee may require the recommending shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to paragraph 3 above or to determine the eligibility of the candidate to serve as a Trustee of the Trust or to satisfy applicable law. If the recommending shareholder fails to provide such other information in writing within seven days of receipt of a written request from the Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and the Nominating Committee will not be required to consider such candidate.

APPENDIX F

MASTER TRUST AUDIT COMMITTEE CHARTER

STATE STREET MASTER FUNDS
STATE STREET INSTITUTIONAL INVESTMENT TRUST
(each a “Trust”)

Amended and Restated
Audit Committee Charter

Statement of Policy

The Audit Committee shall oversee the Trust’s accounting and financial reporting policies and practices and its internal controls. The Audit Committee shall oversee the quality and objectivity of the Trust’s financial statements and the independent audit of the financial statements. The Audit Committee shall select, oversee and set the compensation of the Trust’s independent accountants and act as a liaison between the Trust’s independent accountants and the Board of Trustees.

The Audit Committee’s role is limited to oversight. Trust management is responsible for fund accounting and internal control systems and the independent accountants are responsible for conducting a proper audit of the Trust’s financial statements.

Membership

The Audit Committee shall be comprised of as many Trustees as the Board of Trustees shall determine, none of whom shall be an “interested person” of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.

Responsibilities and Duties

The Audit Committee policies and procedures shall remain flexible to facilitate the Audit Committee’s ability to react to changing conditions and to generally discharge its functions. The following listed committee responsibilities describe areas of attention in broad terms.

The Audit Committee shall:

1.    Act as a liaison between the Trust’s independent accountants and the Board of Trustees.

2.    Select, retain or terminate the Trust’s independent accountants based on an evaluation of their independence and nature and performance of the audit services and other services.

3.    Receive specific representations from the independent accountants as to their independence.

4.    Review and approve the fees charged by the independent accountants for audit and non-audit services.

5.    Review with the independent accountants arrangements for and scope of annual audit and any special audits including the form of any opinion proposed to be rendered to the Board of Trustees and shareholders.

6.    Discuss with the independent accountants any matters of concern relating to the Trust’s financial statements.

7.    Discuss with the independent accountants their judgments about the quality and objectivity of the Trust’s financial reporting.

8.    Consider with the independent accountants their comments on the Trust’s accounting and financial reporting policies, practices and internal controls and management’s responses thereto, including the effect on the Trust of any recommendation of changes in accounting principles or practices by management or the independent accountants.

9.    Review with the independent accountants the form of opinion to be rendered to the Board of Trustees and the shareholders.

10.    Review and pre-approve all of the audit and non-audit services proposed to be provided to the Trust by the independent accountants.

11.    Review and pre-approve all non-audit services proposed to be provided by the Trust’s independent accountants to the investment adviser or any of its subsidiaries or affiliates that provide services to the Trust.

12.    Investigate any improprieties or suspected improprieties in Trust financial and accounting operations.

13.    Report to the Board of Trustees regularly on the Audit Committee’s activities and make any necessary recommendations as to the Trust’s accounting and financial reporting policies, practices and its internal controls.

14.    Recommend any changes to this Charter to the Board of Trustees as necessary.

15.    Review with counsel legal and regulatory matters that have a material impact on the Trust’s financial and accounting reporting policies, practices or its internal controls.

16.    Perform such other functions consistent with this Charter, the Trust’s By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.

Pre-Approval Requirements

Pre-Approval Requirements. Before the independent accountants are engaged by the Trust to render audit or non-audit services, either:

1.	The Audit Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) provided to the Trust. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. Any decision of any member to whom authority is delegated under this section shall be presented to the full Audit Committee at its next regularly scheduled meeting;

or

2.	The engagement to render the auditing service or permissible non-audit service is entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the investment adviser. The Audit Committee must be informed of each service entered into pursuant to the policies and procedures. A copy of any such policies and procedures shall be attached as an exhibit to the Audit Committee Charter.

De Minimis Exceptions to Pre-Approval Requirements. Pre-Approval for a service provided to the Trust other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to the independent accountants during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee prior to the completion of the audit.

Pre-Approval of Non-Audit Services Provided to the Adviser and Certain Control Persons. The Audit Committee shall pre-approve any non-audit services proposed to be provided by the independent accountants to (a) the investment adviser and (b) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust, if the independent accountants’ engagement with the investment adviser or any such control persons relates directly to the operations and financial reporting of the Trust. It shall be the responsibility of the independent accountants to notify the Audit Committee of any non-audit services that need to be pre-approved.

Application of De Minimis Exception: The De Minimis exception set forth above applies to pre-approvals under this Section as well, except that the “total amount of revenues” calculation is based on the total amount of revenues paid to the independent accountants by the Trust and any other entity that has its services approved under this Section (i.e., the investment adviser or any control person).

Meetings

The Audit Committee shall meet at least once annually with the independent accountants (outside the presence of Trust management) and at least once annually with the representatives of Trust management responsible for the financial and accounting operations of the Trust. The Audit Committee shall hold special meetings when and if circumstances require.

Outside Resources and Assistance from Management

The appropriate officers of the Trust shall provide or arrange to provide such information, data and services as the Audit Committee may request. The Audit Committee shall have the authority to discharge its responsibilities, including the authority to retain counsel and other experts and consultants whose expertise would be considered helpful to the Audit Committee, at the expense of the Trust.

Adopted: February 14, 2001
Amended: May 22, 2003

APPENDIX G

FORM OF MASTER TRUST AMENDED AND RESTATED DECLARATION OF TRUST

AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST

This AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST, made on this [[ ]] day of [[ ]], amending and restating the Second Amended and Restated Declaration of Trust dated February 28, 2000 (the “Existing Declaration of Trust”),

WITNESSETH that

WHEREAS, this Trust has been formed to carry on the business of an investment company; and

WHEREAS, the Trustees have agreed to manage all property coming into their hands as trustees of a Massachusetts voluntary association with non-transferable shares in accordance with the provisions hereinafter set forth;

NOW, THEREFORE, the Trustees hereby amend and restate the Existing Declaration of Trust to read in its entirety as follows and do declare that they will hold all cash, securities and other assets, which they may from time to time acquire in any manner as Trustees hereunder IN TRUST to manage and dispose of the same upon the following terms and conditions for the benefit of the holders from time to time of Shares in this Trust as hereinafter set forth.

ARTICLE I
Name and Definitions

Name

Section 1. This Trust shall be known as “[[ ]],” and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

Definitions

Section 2. Whenever used herein, unless otherwise required by the context or specifically provided:

(a)   The “Trust” refers to the Massachusetts business trust established by the Existing Declaration of Trust, as amended from time to time, including by this Amended and Restated Agreement and Declaration of Trust;

(b)   “Trustees” refers to the Trustees of the Trust named herein or elected in accordance with Article IV;

(c)   “Shares” means the equal proportionate non-transferable units of interest into which the Interest in the Trust shall be divided from time to time or, if more than one series or class of Shares is authorized by the Trustees, the equal proportionate non-transferable units into which each series or class of Shares shall be divided from time to time;

(d)   “Shareholder” means a record owner of Shares;

(e)   The “1940 Act” refers to the Investment Company Act of 1940 and the Rules and Regulations thereunder, all as amended from time to time;

(f)   The terms “Affiliated Person”, “Assignment”, “Commission”, “Interested Person”, “Principal Underwriter” and “Majority Shareholder Vote” (the 67% or 50% requirement of the third sentence of Section 2(a)(42) of the 1940 Act, whichever may be applicable) shall have the meanings given them in the 1940 Act;

(g)   “Declaration of Trust” shall mean this Amended and Restated Agreement and Declaration of Trust as amended or restated from time to time;

(h)   “Bylaws” shall mean the Bylaws of the Trust as amended from time to time;

(i)   The term “series” or “series of Shares” refers to the one or more separate series of Shares established by the Trustees from time to time (the intent being that each of such series shall be for U.S. federal income tax purposes, as elected by the Trustees in their sole discretion, consistent with the requirements of the Code, a partnership, a regulated investment company or a disregarded entity); and

(j)   The term “class” or “class of Shares” refers to the various classes of Shares of any series established by the Trustees from time to time.

(k)   “Book Capital Account” means at any time for any Shareholder and for any series treated as a partnership or disregarded entity for U.S. federal income tax purposes, the Book Capital Account of the Shareholder for such day as determined in accordance with Article III, Section 1 hereof and with Article VI, Section 5 hereof.

(l)   “Code” means the Internal Revenue Code of 1986, as amended.

(m)   “Interest(s)” means the beneficial interest of a Shareholder in the Trust or applicable series, including all rights, powers and privileges accorded to Shareholders by this Declaration of Trust, which interest with respect to each applicable series may be expressed as a percentage. Such percentage may be determined by calculating, at such times and on such basis as the Trustees shall from time to time determine, (i) with respect to a series treated as a partnership or disregarded entity for U.S. federal income tax purposes, the ratio of each Shareholder’s Book Capital Account balance with respect to such series to the total of all Shareholders’ Book Capital Account balances with respect to such series and (ii) with respect to a series treated as a regulated investment company for U.S. federal income tax purposes, the ratio of each Shareholder’s Shares’ net asset value with respect to such series to the total of all Shareholders’ Shares’ net asset values with respect to such series.

(n)   Reference herein to a specified percentage of, or fraction of, Interests means Interests of Shareholders whose combined Book Capital Account balances (or net asset values of their Shares, as applicable) represent such specified percentage or fraction of the combined Book Capital Account balances (or, as applicable, net asset values of Shares) of all, or a specified group of, Shareholders.

(o)   “Profit” and “Loss” with respect to a series for an accounting period mean, respectively, the positive or negative amount that results from subtracting (a) the net asset value of the series (or class) as of the first business day of such accounting period (after taking into account any contributions, redemptions, withdrawals, dividends or distributions as of such date) from (b) the net asset value of the series (or class) as of the last business day of such accounting period (before taking into account any contributions, redemptions, withdrawals, dividends or distributions as of such date).

ARTICLE II
Purpose of Trust

The purpose of the Trust is to provide investors one or more investment programs and to carry on such other business as the Trustees may from time to time determine pursuant to their authority under this Declaration of Trust.

ARTICLE III
Shares

Division of Beneficial Interest

Section 1. The Shares of the Trust shall be issued in one or more series as the Trustees may, without shareholder approval, authorize. Each series shall be preferred over all other series in respect of the assets allocated to that series. The Interest in each series shall at all times be divided into Shares, without par value, each of which shall, except as provided below, represent an equal proportionate interest in the series with each other Share of the same series, none having priority or preference over another. The value of an Interest represented by a Shareholder’s Shares of a series treated as a partnership or disregarded entity for U.S. federal income tax purposes shall be equal to the Book Capital Account balance maintained by the Trust with respect to that Interest in such series (and which balance shall equal the net asset value of such Interest). A Shareholder may have separate Interests and, therefore, with respect to a series treated as a partnership or disregarded entity for U.S. federal income tax purposes, separate Book Capital Accounts for each Interest within each such series, each such Interest represented by separate Shares of such series. The value of an Interest represented by a Shareholder’s Shares of a series treated as a regulated investment company for U.S. federal income tax purposes, shall be equal to the net asset value of such Shares. The Trustees may, without Shareholder approval, divide the Shares of any series into two or more classes, Shares of each such class having such preferences and special or relative rights and privileges (including conversion rights, if any) as the Trustees may determine or as shall be set forth in the Bylaws. The number of Shares of the Trust and of any series and classes of the Trust authorized shall be unlimited, except as the Bylaws may otherwise provide or as the Trustees may otherwise determine, and the Shares so authorized may be represented in part by fractional shares. The Trustees may from time to time divide or combine the Shares of any series or class into a greater or lesser number without thereby changing the proportionate Interest in the series or class. The Trustees also may from time to time, without Shareholder approval, combine the Shares of two or more series into a single series or the Shares of two or more classes of any series into a single class.

Ownership of Shares

Section 2. The ownership of Shares shall be recorded on the books of the Trust or a transfer or similar agent. No certificates certifying the ownership of Shares shall be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the issuance of Share certificates, the transfer of Shares and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to who are the Shareholders of each series and class and as to the number of Shares of each series and class held from time to time by each Shareholder.

Investment in the Trust

Section 3. The Trustees shall accept investments in the Trust from such persons and on such terms and for such consideration, which may consist of cash or tangible or intangible property or a combination thereof, as they or the Bylaws from time to time authorize.

All consideration received by the Trust for the issue or sale of Shares of a series, together with all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong solely to that series of Shares for all purposes, subject only to the rights of creditors of such series, and shall be so handled upon the books of account of the Trust and are herein referred to as “assets of” such series.

No Preemptive Rights

Section 4. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust.

Derivative Claims

Section 5. The purpose of this Section 5 is to protect the interests of the Trust and the Shareholders by establishing a process that will permit legitimate inquiries and claims to be made and considered while avoiding the time, expense, distraction and other harm that can be caused to the Trust and Shareholders as a result of spurious shareholder demands and derivative actions.

(a)   No Shareholder shall commence or maintain a derivative or similar action or proceeding on behalf or for the benefit of the Trust or any series or class to recover a judgment in its favor (a “derivative action”) unless each of the following conditions is met:

(i)   The complaining Shareholder was a Shareholder of the series or class on behalf of or in the right of which the derivative action is proposed to be brought (the “affected series or class”) at the time of the action or failure to act complained of, or acquired the Shares afterwards by operation of law from a person who was a Shareholder at that time, and subsequently remains a Shareholder of such series or class for all relevant periods including without limitation when the demand required by subsection (iii) below was made and while the derivative action is maintained;

(ii)   The complaining shareholder does not bring or purport to bring the derivative action on behalf of any series or class of the Trust other than the class or series that the Shareholder owns pursuant to subsection (i) above;

(iii)   Prior to the commencement of such derivative action, the complaining Shareholder has made a written demand on the Trust, mailed to the Secretary of the Trust at the Trust’s principal office, requesting that the Trustees cause the Trust to file the action itself on behalf of the affected series or class (a “demand”) and setting forth with particularity the nature of the proposed proceeding or claim and the essential facts relied upon by the Shareholder to support the allegations made in the demand;

(iv)   The period described in subsections (b) or (e) below has elapsed, unless the Trust notifies the complaining Shareholder by an earlier date of the Trust’s response to the demand; and

(v)   The Trust has not notified the complaining Shareholder of any determination by the Trustees or the Shareholders pursuant to this Section 5 that would preclude the complaining Shareholders from commencing or maintaining the derivative action.

(b)   Within 90 calendar days of the receipt of a Shareholder demand submitted in accordance with the requirements above, those Trustees who are independent for purposes of considering the demand (the “independent Trustees”) will consider the merits of the claim and determine whether commencing or maintaining a suit would be in the best interests of the Trust or the affected series or class, as applicable. If, during this 90-day period, those independent Trustees conclude that such determination cannot reasonably be made within the 90-day period, those independent Trustees may extend the 90-day period by a period that the independent Trustees consider will be sufficient to permit them to make such a determination, not to exceed 120 calendar days from the end of the initial 90-day period (such 90-day period, as may be extended as provided hereunder, the “review period”). Notice of any such decision to extend the review period shall be sent to the complaining Shareholder.

(c)   Any Trustee acting in connection with any demand or any proceeding relating to a claim on behalf of or for the benefit of the Trust or any series or class thereof who is not an Interested Person of the Trust shall be deemed to be independent and disinterested with respect to any actions taken in connection with any such demand, proceeding, or claim. Without limiting the foregoing, a Trustee otherwise independent for purposes of considering the demand shall not be considered not to be independent and disinterested by virtue of (i) the fact that such Trustee receives remuneration for his service as a Trustee of the Trust or as a trustee or director of one or more investment companies with the same or an affiliated investment adviser or underwriter, (ii) the amount of such remuneration, (iii) the fact that such Trustee was identified in the demand as a potential defendant or witness or was named as a defendant in any derivative action, or (iv) the fact that the Trustee approved or participated in the act being challenged in the demand if the act resulted in no material personal benefit to the Trustee or, if the Trustee is also a Shareholder, no material personal benefit that is not shared pro rata with other Shareholders of the series or class of which the Trustee is a Shareholder.

(d)   Any decision by the independent Trustees to bring, maintain or settle (or not to bring, maintain or settle) a proceeding in connection with a demand, or to vindicate (or not vindicate) any claim on behalf or for the benefit of the Trust, or to submit the matter to a vote of Shareholders pursuant to subsection (e) below, shall be made by the Trustees in their sole business judgment and shall be binding upon the Shareholders, and no suit, proceeding or other action shall be commenced or maintained after a decision to reject a demand.

(e)   In their sole discretion, the Trustees may submit the decision whether to bring an action in response to the demand on behalf of the Trust or any affected series or class to a vote of Shareholders of the Trust or any affected series or class. Notice of any such decision to submit the matter to a vote of Shareholders shall be sent to the complaining Shareholder. The Trust shall notify the complaining Shareholder of the results of such Shareholders’ vote, which shall be binding upon Shareholders, within 180 days of the receipt of such demand submitted in accordance with the requirements of subsection (a) above.

Status of Shares and Limitation of Personal Liability

Section 6. Shares shall be deemed to be personal property giving only the rights provided in this Declaration of Trust or the Bylaws. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms of this Declaration of Trust and the Bylaws and to have become a party to this Declaration of Trust and the Bylaws. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders partners. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholder, nor except as specifically provided herein to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay.

Direct Claims

Section 7. No class of Shareholders shall have the right to bring or maintain a direct action or claim for monetary dam ages against the Trust or the Trustees predicated upon an express or implied right of action under this Declaration of Trust or the 1940 Act or other federal securities laws, nor shall any single Shareholder, who is similarly situated to one or more other Shareholders with respect to an alleged injury, have the right to bring such an action, unless the class of Shareholders or single Shareholder has obtained authorization from the Trustees to bring the action. The requirement of authorization shall not be excused under any circumstances, including claims of alleged interest on the part of the Trustees. A request for authorization shall be mailed to the Secretary of the Trust at the Trust’s principal office and shall set forth with particularity the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the class of Shareholders or single Shareholder to support the allegations made in the request. The Trustees shall consider such request within 90 days after its receipt by the Trust. In their sole discretion, the Trustees may submit the matter to a vote of Shareholders of the Trust or of any series or class of Shares, as appropriate. Any decision by the Trustees to settle or to authorize (or not to settle or to authorize) such court action, proceeding or claim, or to submit the matter to a vote of Shareholders, shall be binding upon the class of Shareholders or single Shareholder seeking authorization.

ARTICLE IV
The Trustees

Election, Tenure and Removal

Section 1. The Trustees as of the date hereof shall be [[ ]] and [[ ]]. A Trustee may be elected either by the Trustees or by the Shareholders. From time to time, the Trustees may fix the number of Trustees or fill vacancies in the Trustees, including vacancies arising from an increase in the number of Trustees. Any Trustee may be removed from office, for any reason or for no reason, (i) by vote of the holders of two-thirds of the outstanding Shares at a meeting of Shareholders called for the purpose of considering the removal of the Trustee, (ii) by declaration in writing signed by the holders of two-thirds of the outstanding Shares filed with the Trust’s custodian; or (iii) by vote of a majority of the remaining Trustees and a majority of the remaining Trustees who are not Interested Persons of the Trust, specifying the date when such removal shall become effective. Each Trustee shall serve during the continued lifetime of the Trust until he or she dies, resigns or is removed, or, if sooner, until the election and qualification of his or her successor. Any Trustee may resign at any time by written instrument signed by him or her and delivered to any officer of the Trust or to a meeting of the Trustees. Such resignation shall be effective upon receipt unless specified to be effective at some other time. Except to the extent expressly provided in a written agreement with the Trust, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages on account of such removal. The Shareholders may fix the number of Trustees and elect Trustees at any meeting of Shareholders called by the Trustees for that purpose and to the extent required by applicable law.

Effect of Death, Resignation, etc. of a Trustee

Section 2. The death, declination, resignation, retirement, removal or incapacity of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.

Powers

Section 3. Subject to the provisions of this Declaration of Trust, the business of the Trust shall be managed by the Trustees, and they shall have all powers necessary or convenient to carry out that responsibility. Without limiting the foregoing, the Trustees may adopt Bylaws not inconsistent with this Declaration of Trust providing for the conduct of the business of the Trust and the regulation and management of the affairs of the Trust and may amend and repeal them to the extent that such Bylaws do not reserve that right to the Shareholders; they may fill vacancies in or add to their number, and may elect and remove, with or without cause, such Trustees and officers and appoint and terminate such agents as they consider appropriate; they may appoint from their own number, and terminate, any one or more committees consisting of two or more Trustees, including an executive committee which may, when the Trustees are not in session, exercise some or all of the power and authority of the Trustees as the Trustees may determine; they may employ one or more custodians of the assets of the Trust and may authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank, retain a transfer agent or a Shareholder servicing agent, or both, provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise, set record dates for the determination of Shareholders with respect to various matters, and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees and to any agent or employee of the Trust or to any such custodian or underwriter.

Without limiting the foregoing, the Trustees shall have power and authority:

(a)   To invest and reinvest cash, and to hold cash uninvested;

(b)   To sell, exchange, lend, pledge, mortgage, hypothecate, lease, write options with respect to or otherwise deal in any property rights relating to any or all of the assets of the Trust;

(c)   To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

(d)   To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities or other property;

(e)   To hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, or in the name of the Trustees or of the Trust or in the name of a custodian, subcustodian or other depositary or a nominee or nominees or otherwise;

(f)   Subject to the provisions of Article III, Section 3, to allocate assets, liabilities, income and expenses of the Trust to a particular series of Shares or to apportion the same among two or more series, provided that any liabilities or expenses incurred by or arising in connection with a particular series of Shares shall be payable solely out of the assets of that series; and to the extent necessary or appropriate to give effect to the preferences and special or relative rights and privileges of any classes of Shares, to allocate assets, liabilities, income and expenses of a series to a particular class of Shares of that series or to apportion the same among two or more classes of Shares of that series;

(g)   To make, change or revoke any tax election or elections, including, without limitation, to elect, change or revoke any status of a series for U.S. federal income tax purposes;

(h)   To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer, any security of which is or was held in the Trust; to consent to any contract, lease, mortgage, or purchase or sale of property by such corporation or issuer, and to pay calls or subscriptions with respect to any security held in the Trust;

(i)   To join other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper;

(j)   To compromise, arbitrate or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including but not limited to claims for taxes;

(k)   To enter into joint ventures, general or limited partnerships and any other combinations or associations;

(l)   To borrow funds or other property;

(m)   To endorse or guarantee the payment of any notes or other obligations of any person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof; and to mortgage and pledge the Trust property or any part thereof to secure any of or all such obligations;

(n)   To purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the Trust’s or a series’ business, including without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring any or all of the Shareholders, Trustees, officers, employees, agents, investment advisers or managers, principal underwriters, or independent contractors of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person as Shareholder, Trustee, officer, employee, agent, investment adviser or manager, principal underwriter, or independent contractor, including, without limitation, any action taken or omitted that may be determined to constitute negligence, or gross negligence, in each case, whether or not the Trust would have the power to indemnify such person against such liability;

(o)   To pay pensions for faithful service, as deemed appropriate by the Trustees, and to adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust;

(p)   Generally, to adopt and cause the implementation of such policies, procedures, guidelines or directives as they deem necessary or appropriate, in their sole discretion, relating to the governance, operation and related matters of the Trust;

(q)   To organize, and transfer assets of the Trust into and out of, subsidiaries of the Trust or any series thereof; and

(r)   To engage in any other lawful act or activity.

The foregoing enumeration of the powers and authority of the Trustees shall be read as broadly and liberally as possible, it being the intent of the foregoing in no way to limit the Trustees’ powers and authority.

The Trustees shall not in any way be bound or limited by any present or future law or custom in regard to investments by trustees. The Trustees shall not be required to obtain any court order to deal with any assets of the Trust or take any other action hereunder.

Except as otherwise provided herein or from time to time in the Bylaws, any action to be taken by the Trustees may be taken (A) by a majority of the Trustees present at a meeting of the Trustees (a quorum being present), within or without Massachusetts, including any meeting held by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other at the same time (participation by which means shall for all purposes constitute presence in person at a meeting), or (B) by written consents of a majority of the Trustees then in office (which written consents shall be filed with the records of the meetings of the Trustees and shall be treated for all purposes as a vote taken at a meeting of Trustees).

Payment of Expenses by Trust

Section 4. The Trustees are authorized to pay or to cause to be paid out of the assets of the Trust, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust, or in connection with the management thereof, including, but not limited to, the Trustees’ compensation and such expenses and charges for the services of the Trust’s officers, employees, any investment adviser, manager or sub-adviser, principal underwriter, auditor, counsel, custodian, transfer agent, shareholder servicing agent, and such other agents or independent contractors and such other expenses and charges as the Trustees may deem necessary or proper to incur, provided, however, that all expenses, fees, charges, taxes and liabilities incurred by or arising in connection with a particular series of Shares, as determined by the Trustees or the President or the Treasurer of the Trust, shall be payable solely out of the assets of that series and may, as the Trustees or such officer from time to time may determine, be allocated to a particular class of Shares of a series or apportioned among two or more classes of Shares of a series.

Ownership of Assets of the Trust

Section 5. Title to all of the assets of each series of Shares and of the Trust shall at all times be considered as vested in the Trustees.

Advisory, Management and Distribution

Section 6. The Trustees may, at any time and from time to time, contract for exclusive or nonexclusive advisory and/or management services with any corporation, trust, association or other organization (the “Manager”), every such contract to comply with such requirements and restrictions as may be set forth in the Bylaws; and any such contract may provide for, or permit, the hiring of, or delegation to, one or more sub-advisers who shall perform all or part of the obligations of the Manager under such contract and may contain such other terms as the Trustees may determine, including, without limitation, authority to determine from time to time what investments shall be purchased, held, sold or exchanged and what portion, if any, of the assets of the Trust shall be held uninvested and to make changes in the Trust’s investments. The Trustees may also, at any time and from time to time, contract with the Manager or any other corporation, trust, association or other organization, appointing it exclusive or nonexclusive distributor or principal underwriter for the Shares, every such contract to comply with such requirements and restrictions as may be set forth in the Bylaws; and any such contract may contain such other terms as the Trustees may determine.

The fact that:

(i)   any of the Shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, adviser, principal underwriter or distributor or agent of or for any corporation, trust, association, or other organization, or of or for any parent or affiliate of any organization, with which an advisory or management contract, or principal underwriter’s or distributor’s contract, or transfer, Shareholder servicing or other agency contract may have been or may hereafter be made, or that any such organization, or any parent or affiliate thereof, is a Shareholder or has an interest in the Trust, or that

(ii)   any corporation, trust, association or other organization with which an advisory or management contract or principal underwriter’s or distributor’s contract, or transfer, Shareholder servicing or other agency contract may have been or may hereafter be made also has an advisory or management contract, or transfer, shareholder servicing or other agency contract with one or more other corporations, trusts, associations, or other organizations, or has other business or interests shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders.

Agent for Service of Process

Section 7. The name and address of the resident agent of the Trust on the date hereof in The Commonwealth of Massachusetts is [[ ]].

ARTICLE V
Shareholders’ Voting Powers and Meetings

Voting Powers

Section 1. The Shareholders shall have power to vote only (i) for the election or removal of Trustees as provided in Article IV, Section 1 of this Declaration of Trust, (ii) with respect to any amendment of this Declaration of Trust to the extent and as provided in Article IX, Section 8 of this Declaration of Trust, (iii) with respect to any termination of this Trust to the extent and as provided in Article IX, Section 4 of this Declaration of Trust (for the avoidance of any doubt, Shareholders shall have no separate right to vote with respect to the termination of the Trust if the Trustees exercise their right to terminate the Trust pursuant to Article IX, Section 4 of this Declaration of Trust), and (iv) with respect to such additional matters relating to the Trust as may be required by law, this Declaration of Trust, or the Bylaws, or as the Trustees may consider necessary or desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote. On any matter submitted to a vote of Shareholders, all Shares of the Trust then entitled to vote shall, except as otherwise provided in the Bylaws, be voted in the aggregate as a single class without regard to series or classes of Shares, except that (1) when required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more series or classes of Shares materially differently, Shares shall be voted by individual series or class and (2) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only Shareholders of such series or classes shall be entitled to vote thereon. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. Until Shares of the Trust are issued, the Trustees may exercise all rights of Shareholders and may take any action permitted or required of the Shareholders by law, this Declaration of Trust, the Bylaws, or any registration of the Trust with the Securities and Exchange Commission (or any successor agency) or any state. Until Shares of any series or class are issued, the Trustees may exercise all rights of Shareholders of that series or class, respectively, and may take any action permitted or required of the Shareholders of that series or class by law, this Declaration of Trust or the Bylaws, or any registration of the Trust with the Securities and Exchange Commission (or any successor agency) or any state.

Meetings

Section 2. Meetings of the Shareholders of any or all series or classes may be called by the Trustees from time to time for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders of such series or classes as herein provided or for such other purposes as may be prescribed by law, by this Declaration of Trust or by the Bylaws. Meetings of the Shareholders may also be called by the Trustees from time to time for the purpose of taking action upon any other matter deemed by the Trustees to be necessary or desirable. A meeting of Shareholders may be held at any place within or without Massachusetts designated by the Trustees. Notice of any meeting of Shareholders, stating the time and place of the meeting, shall be given or caused to be given by the Trustees to each Shareholder entitled to vote at such meeting by mailing such notice, postage prepaid, at least seven days before such meeting, at the Shareholder’s address as it appears on the records of the Trust, or by facsimile or other electronic transmission, at least seven days before such meeting, to the telephone or facsimile number or e-mail or other electronic address as it appears on the records of the Trust. Whenever notice of a meeting is required to be given to a Shareholder under this Declaration of Trust or the Bylaws, a written waiver thereof, executed before or after the meeting by such Shareholder or his or her attorney thereunto authorized and filed with the records of the meeting, shall be deemed equivalent to such notice. Notice of a meeting need not be given to a Shareholder who attends the meeting without protesting prior thereto or at its commencement the lack of notice to such Shareholder.

Quorum and Required Vote

Section 3. Thirty percent of Shares entitled to vote on a particular matter shall be a quorum for the transaction of business on that matter at a Shareholders’ meeting, except that where any provision of law or of this Declaration of Trust or the Bylaws requires that holders of any series or class shall vote as an individual series or class, then thirty percent of the aggregate number of Shares of that series or class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series or class; provided that the Trustees may in their discretion specify a greater percentage to constitute a quorum as to any matter. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Except when a larger vote is required by any provision of law or of this Declaration of Trust or the Bylaws, a majority of the Shares voted shall decide any questions and a plurality shall elect a Trustee, provided that where the holders of any series or class vote as an individual series or class, a majority of the Shares of that series or class voted on the matter (or a plurality with respect to the election of a Trustee) shall decide that matter insofar as that series or class is concerned.

Action by Written Consent

Section 4. Any action taken by Shareholders may be taken without a meeting if Shareholders holding a majority of the Shares entitled to vote on the matter (or such larger proportion thereof as shall be required to act on such matter) or, as applicable, holding a majority of the Shares of any series or class entitled to vote separately on the matter (or such larger proportion as aforesaid) consent to the action in writing and such written consents are filed with the records of the meetings of Shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.

Inspection of Books and Records

Section 5. No Shareholder shall have any right to examine any books or records of the Trust if the Trust determines that the examination will for any reason be adverse to the interests of the Trust. The Trust’s determination that the examination would be adverse to the interests of the Trust, and the refusal to permit examination, shall be binding upon the Shareholders, and no suit, proceeding or other action shall be commenced or maintained after such decision to reject a demand for examination. There shall be no right for any person to examine any books or records of the Trust if such person is not a Shareholder of the applicable series or class of Shares for all relevant periods including without limitation when the demand to examine any books or records of the Trust was made, during the pendency of any suit, proceeding or other action related to a demand to examine any books or records of the Trust, or during the period of any examination of the books or records of the Trust. This provision is without exclusion to other bases for refusing to permit such examination. In addition, every examination shall be subject to such reasonable regulations as the Trust may establish in regard thereto.

Additional Provisions

Section 6. The Bylaws may include further provisions, not inconsistent with this Declaration of Trust, regarding Shareholders’ voting powers, the conduct of meetings and related matters.

ARTICLE VI
Distributions, Redemptions, Repurchases and Allocations

Distributions

Section 1. The Trustees may each year, or more frequently if they so determine, distribute to the Shareholders of any series solely out of the assets of such series such amounts as the Trustees may determine. Any such distribution to the Shareholders of a particular series shall be made to said Shareholders pro rata in proportion to the number of Shares (which proportion, for an entity treated as a partnership for U.S. federal income tax purposes, shall be reflected in the relative respective Book Capital Account balances) with respect to the Interests of that series held by such Shareholders at the date and time of record established for the payment of such distributions, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of Shares of that series, and any distribution to the Shareholders of a particular class of Shares shall be made to such Shareholders pro rata in proportion to the number of Shares (which proportion, for an entity treated as a partnership for U.S. federal income tax purposes, shall reflect the relative respective Book Capital Account balances) with respect to the Interests of that class held by such Shareholders at the date and time of record established for the payment of such distribution. Such distributions shall be made in cash, Shares or other property, or a combination thereof, as determined by the Trustees. Any such distribution paid in Shares will be paid at the net asset value thereof. The Trustees shall have full discretion to determine which items shall be treated as income and which items as capital and their determinations shall be binding upon the Shareholders.

Redemptions and Repurchases

Section 2. The Trust shall purchase such Shares as are offered by any Shareholder for redemption, upon the presentation of any certificate for the Shares to be purchased, a proper instrument of transfer and a request directed to the Trust or a person designated by the Trust that the Trust purchase such Shares, or in accordance with such other procedures for redemption as the Trustees may from time to time authorize; and the Trust will pay therefor the net asset value thereof, as next determined in accordance herewith, less any applicable redemption charge or other charges and/or fees fixed by the Trustees. Except as otherwise provided from time to time in the prospectus of the Trust relating to the particular class or series of Shares, or as the Trustees may otherwise determine, payment for said Shares shall be made by the Trust to the Shareholder within seven days after the date on which the request is made. The obligations set forth in this Section 2 may be suspended or postponed from time to time or at any time in the discretion of the Trustees in accordance with applicable law and regulation, including determinations, exemptions, pronouncements, and regulatory relief issued or promulgated by appropriate governmental authorities. The Trust may also purchase or repurchase Shares at a price not exceeding the net asset value of such Shares in effect when the purchase or repurchase or any contract to purchase or repurchase is made.

The redemption, purchase or repurchase may be made in cash or in other property, or any combination thereof. The composition of any such payment shall be determined by the Trust in its sole discretion, and the Trust shall have no obligation to effect a pro rata division of cash or other property in making any such payment. In no case shall the Trust be liable for any delay of any corporation or other person in transferring securities or other property selected for delivery as all or part of any such payment. In connection with the foregoing, the Trust shall be entitled to withhold from any distribution or payment of the redemption price appropriate reserves for expenses and liabilities of the Trust, including contingent and estimated future liabilities and tax withholdings, as the Trustees may determine, which shall be conclusively binding on the Shareholders.

Redemption at the Option of the Trust

Section 3. The Trust shall have the right at its option and without a vote of the Shareholders at any time and for any or no reason to redeem all or a portion of the Shares of any Shareholder at the net asset value thereof as determined in accordance with this Declaration of Trust and the Bylaws, including, but not limited to: (i) if at such time such Shareholder owns fewer Shares than, or Shares having an aggregate net asset value of less than, an amount determined from time to time by the Trustees; or (ii) to the extent that such Shareholder owns Shares of a particular series of Shares equal to or in excess of a percentage of the outstanding Shares of that series determined from time to time by the Trustees, or representing a percentage of the aggregate net asset value of that series equal to or in excess of a percentage determined from time to time by the Trustees; or (iii) to the extent that such Shareholder owns Shares of the Trust equal to or in excess of a percentage of the outstanding Shares of the Trust or the aggregate net asset value of the Trust determined from time to time by the Trustees; or (iv) if the Trust determines that such Shareholder is engaging in conduct that is harmful to the Trust or any series or class; or (v) that such Shareholder’s continued participation in the Trust would cause, or in the judgment of the Trustees threatens to cause, the Trust to fail to comply with applicable law or to fail to be eligible for any tax withholding, regulatory or registration exemption, including without limitation, due to a determination by the Trustees that such Shareholder’s continued participation in the Trust may cause the Trust to be required to withhold on distributions to such Shareholder by reason of section 1471 et seq. of the Code; or (vi) if the Trust otherwise determines such redemption to be necessary or appropriate.

Determination of Net Asset Value, General Allocations

Section 4. The manner of determining Profit, Loss, net or gross income, gains, deductions or losses, asset values, capital gains, expenses, liabilities reserves and net asset value of any series or class may be established and from time to time altered as necessary or desirable in the judgment of the Trustees including to conform such manner of determination to any other method prescribed or permitted by applicable law. In general all allocations shall be done pro rata based on the number of Shares. All such determinations of net asset value of any Shares of any series or class made by Trustees or their designees shall be binding on all parties concerned.

Special Partnership Provisions – Book Capital Account Balances; Allocations; Allocations for Tax Purposes

Section 5. For any series treated as a partnership (or an entity that is a disregarded entity) for U.S. federal income tax purposes one or more Book Capital Accounts shall be established on the books of the Trust for each Shareholder in such series. The Book Capital Account of each such Shareholder shall be in an amount equal to such Shareholder’s contribution with respect to such series (or class) adjusted as hereinafter provided. At the beginning of each accounting period, the Book Capital Account of each such Shareholder shall be increased by the amount of any contributions made to such Book Capital Account as of the beginning of such accounting period and decreased by (i) the amount of any repurchases and redemptions made from or with respect to such Book Capital Account by such Shareholder in the immediately preceding accounting period or (ii) any distributions made to such Shareholder from such Book Capital Account. At the end of each accounting period, the applicable Book Capital Account of each such Shareholder shall be increased or decreased by the amount credited or debited to the applicable Book Capital Account of such Shareholder pursuant to Article VI Section 6. With respect to such series, the Trustees may create a separate Book Capital Account for each contribution with respect to a series or class. Notwithstanding anything else, each such Book Capital Account shall reflect the net asset value of the associated Shares and Interest.

Section 6. As of the end of the last business day of each accounting period, for any series treated as a partnership (or, where applicable, an entity that is a disregarded entity) for U.S. federal income tax purposes, the Profit or Loss, and such other fees and expenses as the Trustees may determine, of each series for such accounting period shall be allocated to all Book Capital Accounts of Shareholders of Interests in that series in proportion to their respective Book Capital Account balances as of the beginning of the first business day of such accounting period (after taking into account any contributions or distributions as of such date).

Section 7. The income, gains, losses, deductions and credits of each series of the Trust which series is treated as a partnership (or, where applicable, an entity that is a disregarded entity) for U.S. federal income tax purposes shall be allocated for U.S. federal, state and local income tax purposes among the Shareholders so as to reflect, in the judgment of the Trustees, the interests of the Shareholders in each series of the Trust as reflected in the Shareholders’ Book Capital Accounts. In this respect, the Trustees are authorized: (i) to select such tax allocation methods as may in the judgment of the Trustees be appropriate to satisfy the requirements of section 704(c) of the Code regarding allocations of income, gain, loss, deduction and credit for U.S. federal income tax purposes, including without limitation an “aggregate approach” involving “partial netting” or “full netting” with respect to reverse section 704(c) allocations to the extent permitted by Treasury Regulation section 1.704-3; (ii) to interpret and apply the allocation provisions hereof as providing for a “qualified income offset”, “minimum gain chargeback” and such other allocation principles as may be required under section 704 of the Code and applicable regulations (provided that if such principles are applied in making allocations hereunder, subsequent allocations shall be made so as to reverse, to the extent possible in the judgment of the Trustees, the effect of the application of such principles); (iii) to determine on a daily, monthly, or other basis items of income, gain, loss, deduction or credit or other items using any permissible method under section 706 of the Code and the regulations thereunder; (iv) to make special allocations of income, gain, loss, deduction or credit to Shareholders who withdraw or otherwise redeem all or part of their Book Capital Accounts (as more fully described in the immediately following sentence); (v) to determine the allocation of specific items of income, gain, loss, deduction and credit of the Trust or applicable series; and (vi) to vary any and all of the foregoing allocation provisions to the extent necessary or appropriate in the judgment of the Trustees to comply with section 704 of the Code and applicable regulations. If a series of the Trust realizes income, gains, deductions or losses for U.S. federal income tax purposes for any fiscal year during or as of the end of which there are one or more Shareholders whose Book Capital Account as of such time exceeds or is less than such Shareholder’s “adjusted tax basis”, for U.S. federal income tax purposes, in such Shareholder’s interest in such series of the Trust as of such time (determined without regard to any adjustments made to such “adjusted tax basis” by reason of any transfer or assignment of such interest and without regard to such Shareholder’s share of the liabilities of such series of the Trust under section 752 of the Code) and any such Shareholders withdraw or otherwise redeem their Book Capital Accounts with respect to such series pursuant to this Agreement (a “Withdrawing Shareholder”), the Trustees may elect to allocate such income, gains, deductions or losses as follows: (i) to one or more Withdrawing Shareholder to reduce or eliminate such excess or negative basis of any such Withdrawing Shareholders and (ii) to the other Shareholders in such series in such manner as shall equitably reflect the amounts allocated to such Shareholders’ Book Capital Accounts pursuant to Article VI Section 5. The Shareholders are aware of the potential income tax consequences of the allocations made by this Article VI Section 7 and hereby agree to be bound by the provisions of this Article VI Section 7 in reporting their shares of Trust income, gain, loss, deduction and credit for income tax purposes.

Section 8. In connection with a redemption, a distribution of Trust property to a Shareholder of a series treated as a partnership for U.S. federal income tax purposes or an assignment or other transfer of all or part of the interest of such a Shareholder in the Trust, each Shareholder hereby agrees promptly to advise the Trust of all details relating to such redemption, distribution or transfer that may be necessary for the Trust (or any series thereof) to comply with its obligations under sections 734 and 743 of the Code; and the Shareholder will provide the Trust promptly upon request by the Trustees any information that the Trustees may deem necessary to allow the Trust (or any series thereof) to comply with its obligation to make any basis adjustment required under sections 734 and 743 of the Code along with any other reasonably requested information that is related to such obligation.

Certain Tax Matters

Section 9. The Trustees may withhold and pay over to the Internal Revenue Service (or any other relevant taxing authority) such amounts as the Trustees believe the Trust is required to withhold, pursuant to the Code or any other applicable law, with respect to any distribution, redemption or withdrawal made or deemed made to a Shareholder or on account of a Shareholder’s distributive share of the Trust’s items of gross income, income or gain.

Section 10. If the Trust incurs any obligation to pay any amount in respect of taxes (including withholding taxes imposed on any Shareholder’s or former Shareholder’s share of Trust gross or net income (or items thereof)), income taxes, and any interest, penalties or additions to tax (“Tax Liability”), or the amount of cash or other property to which the Trust otherwise would be entitled is reduced as a result of withholding by other parties in satisfaction of any such Tax Liability, all payments by the Trust in satisfaction of such Tax Liability and all reductions in the amount of cash or fair market value of property to which, but for such Tax Liability, the Trust would have been entitled shall be treated, pursuant to this Article VI Section 9, as distributed (at such time as is determined by the Trustees) to those Shareholders to which the related Tax Liability is attributable.

Section 11. The Trustees shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Shareholder that may be eligible for such reduction or exemption. Each Shareholder shall furnish the Trustees with such information and forms as such Shareholder may be required to complete where necessary to comply with any and all laws and regulations governing the obligations of withholding tax agents.

Power to Modify Foregoing Procedures

Section 12. Notwithstanding any of the foregoing provisions of this Article VI, all determinations concerning the valuation of securities and other assets of the Trust, the allocation of income, deductions, gains and losses among the Shareholders, including taxes thereon, and tax, financial reporting and accounting determinations, elections, decisions and procedures shall be made by the Trustees, whose determination shall be final and conclusive as to all of the Shareholders.

ARTICLE VII
Compensation and Limitation of Liability of Trustees

Compensation

Section 1. The Trustees as such shall be entitled to reasonable compensation from the Trust; they may fix the amount of their compensation. Nothing herein shall in any way prevent the employment of any Trustee for advisory, management, legal, accounting, investment banking or other services and payment for the same by the Trust.

Limitation of Liability

Section 2. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, manager or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, but nothing herein contained shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

ARTICLE VIII
Indemnification

Trustees, Officers, etc.

Section 1. The Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (each such Trustee, officer or person hereinafter referred to as a “Covered Person”), against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and accountants’ or counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust or that such Covered Person’s action was at least not opposed to the best interests of the Trust and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of such Covered Person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article VIII, provided, that (a) such Covered Person shall provide security for his or her undertaking, (b) the Trust shall be insured against losses arising from any such advance payments, or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe such Covered Person ultimately will be entitled to indemnification.

Compromise Payment

Section 2. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication in a decision on the merits by a court, or by any other body before which the proceeding was brought, that such Covered Person either (a) did not act in good faith in the reasonable belief that such Covered Person’s action was in the best interest of the Trust or that such Covered Person’s action was at least not opposed to the best interests of the Trust or (b) is liable to the Trust or its Shareholders by reason of such Covered Person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office, indemnification shall be provided if (x) approved as in the best interest of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), upon a determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that such Covered Person acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust or that such Covered Person’s action was at least not opposed to the best interests of the Trust and that such indemnification would not protect such Covered Person against any liability to the Trust or its Shareholders by reason of such Covered Person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office, or (y) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial-type inquiry), to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust or that such Covered Person’s action was at least not opposed to the best interests of the Trust and that such indemnification would not protect such Covered Person against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of such Covered Person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Any approval pursuant to this Section 2 shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section 2 as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust or that such Covered Person’s action was at least not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of such Covered Person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Rebuttable Presumption

Section 3. For purposes of the determination or opinion referred to in clause (c) of Section 1 of this Article VIII or clauses (x) or (y) of Section 2 of this Article VIII, the majority of the disinterested Trustees of the Trust acting on the matter or independent legal counsel, as the case may be, shall be entitled to rely upon a rebuttable presumption that the Covered Person acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust or that such Covered Person’s action was at least not opposed to the best interests of the Trust and has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Indemnification Not Exclusive

Section 4. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VIII, the term “Covered Person” shall include such person’s heirs, executors and administrators, and a “disinterested Trustee” is a Trustee who is not an “interested person” of the Trust as defined in Section 2(a)(19) of the 1940 Act (or who has been exempted from being an interested person by any rule, regulation or order of the Securities and Exchange Commission) and against whom none of the actions, suits or other proceedings in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article VIII shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person, including any Trustees or officers.

Shareholders

Section 5. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his or her being or having been a Shareholder of the Trust or of a particular series and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or its corporate or other general successor) shall be entitled out of the assets of the series of which he or she is a Shareholder or former Shareholder to be held harmless from and indemnified against all loss and expense arising from such liability.

ARTICLE IX
Miscellaneous

Trustees, Shareholders, etc. Not Personally Liable; Notice

Section 1. All persons extending credit to, contracting with or having any claim against the Trust or a particular series or class of Shares shall look only to the assets of the Trust or, to the extent that the liability relates to assets of a particular series or class, only to the assets belonging to the relevant series or attributable to the relevant class, for payment under such credit, contract or claim, and neither the Shareholders nor the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor.

Nothing in this Declaration of Trust shall protect any Trustee against any liability to which such Trustee would otherwise be subject by reason of such Trustee’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee.

Every note, bond, contract, instrument, certificate or undertaking made or issued on behalf of the Trust by the Trustees or any Trustee, by any officer or officers or otherwise shall give notice that this Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and shall recite that the same was executed or made by or on behalf of the Trust or by them as Trustee or Trustees or as officer or officers and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust or upon the assets belonging to the series or attributable to the class for the benefit of which such note, bond, contract, instrument, certificate or undertaking is made or issued, and may contain such further recital as he or she or they may deem appropriate, but the omission thereof shall not operate to bind any Trustee or Trustees or officer or officers or Shareholder or Shareholders or any other person individually.

Trustee’s Good Faith Action, Expert Advice, No Bond or Surety

Section 2. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

The appointment, designation or identification of a Trustee as the chairperson or co-chairperson of the Trustees, the lead or assistant lead independent Trustee, a member or chairperson or co-chairperson of a committee of the Trustees, an expert on any topic or in any area (including audit committee financial expert) or having any other special appointment, designation or identification, shall not (a) impose on that person any duty, obligation or liability that is greater than the duties, obligations and liabilities imposed on that person as a Trustee in the absence of the appointment, designation or identification or (b) affect in any way such Trustee’s rights or entitlement to indemnification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall (x) be held to a higher standard of care by virtue thereof or (y) be limited with respect to any indemnification or right or privilege to which such Trustee would otherwise be entitled.

Liability of Third Persons Dealing with Trustees

Section 3. No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

Duration and Termination of Trust

Section 4. Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust may be terminated at any time by vote of at least 66-2/3% of the Shares of each series, voting separately by series, or by the Trustees by written notice to the Shareholders. Any series may be terminated at any time by vote of at least 66-2/3% of the Shares of that series; alternatively, any series or class may be terminated at any time by the Trustees by written notice to the Shareholders of that series or class. Nothing in this Declaration of Trust or the Bylaws shall restrict the power of the Trustees to terminate any series or class by written notice to the Shareholders of such series or class, whether or not such Shareholders have voted (or are proposed to vote) with respect to a merger, reorganization, sale of assets or similar transaction involving such series or class.

Upon termination of the Trust (or any series or class, as the case may be), after paying or otherwise providing for all charges, taxes, expenses and liabilities belonging, severally, to each series (or the applicable series or attributable to the particular class, as the case may be), whether due or accrued or anticipated as may be determined by the Trustees, the Trust shall, in accordance with such procedures as the Trustees consider appropriate, reduce the remaining assets belonging, severally, to each series (or the applicable series or attributable to the particular class, as the case may be), to distributable form in cash or shares or other securities or property, or any combination thereof, and distribute them to the Shareholders of that series (or class, as the case may be), as a series (or class, as the case may be), ratably according to the number of Shares of that series (or class, as the case may be) held by the several Shareholders on the date of termination.

Reorganizations

Section 5. The Trust, or any one or more series of the Trust, may, either as the successor, survivor or non-survivor, (1) consolidate or merge with one or more other trusts, series (including any series of the Trust), sub-trusts, partnerships, limited liability companies, associations or corporations organized under the laws of the Commonwealth of Massachusetts or any other jurisdiction, to form a consolidated or merged trust, series (including any series of the Trust), sub-trust, partnership, limited liability company, association or corporation under the laws of the Commonwealth of Massachusetts or any other jurisdiction or (2) transfer all or a substantial portion of its assets to one or more other trusts, series (including any series of the Trust), sub-trusts, partnerships, limited liability companies, associations or corporations organized under the laws of the Commonwealth of Massachusetts or any other jurisdiction, or have one or more such trusts, series, sub-trusts, partnerships, limited liability companies, associations or corporations transfer all or a substantial portion of its assets to it, any such consolidation, merger or transfer to be upon such terms and conditions as are specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the Trust, or one or more series, as the case may be, in connection therewith. Any such consolidation, merger or transfer may be authorized by vote of a majority of the Trustees then in office without the approval of Shareholders of the Trust or relevant series.

Filing and Copies, References, Headings

Section 6. The original or a copy of this instrument and of each amendment hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to any matters in connection with the Trust hereunder, and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any amendments hereto. In this instrument and in any such amendment, references to this instrument and all expressions like “herein”, “hereof” and “hereunder” shall be deemed to refer to this instrument as amended or affected by any such amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

Applicable Law

Section 7. This Declaration of Trust is made in The Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust and, without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust.

Amendments

Section 8.

(a)   Except as specifically provided in this Declaration of Trust, the Trustees may amend or otherwise supplement the Declaration of Trust by making an amendment, a Declaration of Trust supplemental hereto or an amended and restated Declaration of Trust by an instrument in writing executed by a majority of the Trustees. Shareholders shall have the right to vote only on any amendment (i) that would affect their right to vote granted in Article V Section 1 hereof; (ii) as may be required by law to be approved by Shareholders; or (iii) submitted to them by the Trustees. Notwithstanding the preceding sentence, the Trustees may, without any Shareholder vote, amend this Declaration of Trust (x) to supply any omission or to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or (y) if they deem it necessary or advisable, to conform the Declaration of Trust to the requirements of applicable law, including the 1940 Act or the Code, but the Trustees shall not be liable for failing to do so, or, (z) with respect to an amendment affecting a series or class, for any reason at any time, if there are no Shares of such series or class outstanding at that time. Except as otherwise specifically provided in this Declaration of Trust, any amendment on which Shareholders have the right to vote shall require an affirmative vote of the holders of at least a majority of the Shares outstanding and entitled to vote, except that an amendment which in the determination of the Trustees shall affect the holders of one or more series or but not the holders of all outstanding series, or shall affect the holders of one or more classes of a series but not the holders of all outstanding Shares of all classes, shall be authorized as to any such series or class by the affirmative vote of the holders of at least a majority of the Shares of such affected series or class outstanding and entitled to vote, and no vote of Shareholders of a series or class not determined by the Trustees to be affected shall be required.

(b)   Nothing contained in the Declaration of Trust shall permit the amendment of the Declaration of Trust (i) to impair the exemption from personal liability of the Shareholders, former Shareholders, Trustees or former Trustees, (ii) to permit assessments upon Shareholders of the Trust, or (iii) to limit the rights to indemnification provided in Article VIII with respect to actions or omissions prior to such amendment.

IN WITNESS WHEREOF, each undersigned has hereunto set his or her hand and seal for himself and his assigns, as of the day and year first above written.

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Trustees and Address:
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APPENDIX H

MASTER TRUST COMPARISON CHART

	Issue	Current Declaration of Trust Provision (the “Current Declaration”)	Proposed Declaration of Trust Provision (the “Proposed Declaration”)
I.	Shareholder Rights
1.	Required Vote (Current Declaration, Section I.2(k); Proposed Declaration, Article V, Section 3)
The Current Declaration does not provide a default required vote. Rather, it provides the vote required for specific actions, such as when interestholders vote with respect to the removal of Trustees, an amendment to the Current Declaration, liquidation of a series of the Trust or termination of the Trust or a series thereof or incorporation of the Trust. Interestholders’ right to vote on these matters, including the required vote, is discussed in item (2) immediately below and in items (3), (4), (9) and (14) of this chart.

Thirty percent of shares entitled to vote on a particular matter shall be a quorum for the transaction of business on that matter at a shareholders’ meeting, except that where any provision of law or of the Proposed Declaration or the Bylaws requires that holders of any series or class shall vote as an individual series or class, then thirty percent of the aggregate number of shares of that series or class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series or class; provided that the Trustees may in their discretion specify a greater percentage to constitute a quorum as to any matter.  Any lesser number shall be sufficient for adjournments.  Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice.  Except when a larger vote is required by any provision of law or of the Proposed Declaration or the Bylaws, a majority of the shares voted shall decide any questions and a plurality shall elect a Trustee, provided that where the holders of any series or class vote as an individual series or class, a majority of the shares of that series or class voted on the matter (or a plurality with respect to the election of a Trustee) shall decide that matter insofar as that series or class is concerned.

2.	Shareholder Voting Rights (Current Declaration, Sections II.2, II.3, VI.4(g), IX.2, IX.3 and IX.5; Proposed Declaration, Article V, Section 1)
The Current Declaration does not contain a section that lists interestholder voting rights. Through various provisions, the Current Declaration provides that interestholders have the right to vote:
    (i)   for the election and removal of Trustees
          as provided in Sections II.2 and II.3,1

The shareholders shall have power to vote only
(i)    for the election or removal of Trustees as provided in Article IV, Section 1 of the Proposed Declaration,6
(ii)   with respect to any amendment of the Proposed Declaration to the extent and as provided in Article IX, Section

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1 Under Section II.2 of the Current Declaration, Trustees may be elected by shareholders, and the Trustees must adopt bylaws not inconsistent with the Current Declaration or any provision of law to provide for election of trustees by shareholders at such time or times as the Trustees shall determine to be necessary or desirable. Article III, Section 3 of the Trust’s current bylaws addresses vacancies on the Board and provides that, in the event that at any time less than a majority of the Trustees holding office were elected by shareholders, the Board shall call a meeting of

(ii) (iii) (iv)
with respect to amendments to the Current Declaration to the extent and as provided in Section IX.3,2 with respect to fund liquidations and terminations of the Trust or a series thereof to the extent and as provided in Sections VI.4(g) and IX.2,3 and with respect to incorporation of the Trust to the extent and as provided in Section IX.5.4

8 of the Proposed Declaration,7
(iii) with respect to any termination of the Trust to the extent and as provided in Article IX, Section 4 of the Proposed Declaration (for the avoidance of any doubt, shareholders shall have no separate right to vote with respect to the termination of the Trust if the Trustees exercise their right to terminate the Trust pursuant to Article IX, Section 4 of the Proposed Declaration),8 and
(iv) with respect to such additional matters relating to the Trust as may be required by law, the Proposed shareholders for the purposes of electing Trustees to fill any existing vacancies. Article IV, Section 1 of the Proposed Declaration provides that shareholders may fix the number of Trustees and elect Trustees at any meeting of shareholders called by the Trustees for that purpose and to the extent required by applicable law. Under the Proposed Declaration, shareholders would retain their right under the Current Declaration to remove Trustees. Under each of the Current Declaration and the Proposed Declaration, shareholders may remove any Trustee from office by vote of the holders of two-thirds of the outstanding shares at a meeting of shareholders called for the purpose of considering the removal of the Trustee, or by declaration in writing signed by the holders of two-thirds of the outstanding shares filed with the Trust’s custodian. For additional information on removal of Trustees, please see item (14) of this chart and item (9) of Proposal 3 of the proxy statement.
2 Under Section IX.3 of the Current Declaration, the declaration of trust may be amended by shareholder vote or by written consent of shareholders. The Trustees also have the authority under the Current Declaration to amend the declaration of trust without shareholder approval so long as such amendment does not adversely affect the rights of any shareholder with respect to which such amendment is or purports to be applicable. The Proposed Declaration would expand, to a certain extent, the Trustees’ current authority to amend the declaration of trust without obtaining a shareholder vote. Under the Proposed Declaration, the Trustees would generally have the authority to amend the declaration of trust without shareholder approval except when such amendment would affect shareholders’ right to vote granted in Article V, Section 1 of the Proposed Declaration (described in the accompanying text), and any amendment that is required by law to be approved by shareholders and subject to a few further limitations. For additional information, please see item (3) of this chart and item (3) of Proposal 3 of the proxy statement.
3 Under the Current Declaration, shareholders may terminate the Trust or any series thereof by the affirmative vote of the holders of not less than two-thirds of the shares of the Trust or appropriate series, unless the Trustees recommend such termination, in which case the vote of a majority of the shares of the Trust or appropriate series voted on the matter is required. The Current Declaration also provides that the liquidation of a series in which there are shares outstanding may be authorized by an instrument in writing, without a meeting, signed by a majority of the then Trustees, subject to the approval of (i) 67% or more of the shares of that series present or represented by proxy at a meeting of shareholders, or (ii) more than 50% of all shares of that series, whichever is less. Shareholders would retain their right under the Current Declaration to terminate the Trust or any series thereof by vote of shareholders, although the Proposed Declaration would modify the required vote. Under the Proposed Declaration, shareholders may terminate the Trust by vote of at least 66 2/3% of the shares of each series, voting separately by series, and shareholders of a series of the Trust may terminate such series by vote of 66 2/3% of the shares of that series. For additional information, please see item (4) of this chart and item (4) of Proposal 3 of the proxy statement.
4 The Current Declaration explicitly provides that the Trustees shall have the authority to organize or assist in organizing a corporation or other organization to take over all of the property of the Trust or carry on any business in which the Trust directly or indirectly has any interest, and to sell, convey and transfer such property to such organization (among other actions) with the approval of a majority of the shares of the Trust voted on the matter. Under the Proposed Declaration, the Trust or any series may merge or consolidate with, or transfer all or a substantial portion of its assets to, another trust, series or organization. Any such consolidation, merger or transfer may be authorized by the Trustees without the approval of shareholders of the Trust or the relevant series unless otherwise required by applicable law. In accordance with this provision and the Trustees’ authority to exercise all powers necessary or appropriate to carry out their responsibility to manage the business of the Trust, the Trustees

Declaration, or the Bylaws, or as the Trustees may consider necessary or desirable.

Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote.

On any matter submitted to a vote of shareholders, all shares of the Trust then entitled to vote shall, except as otherwise provided in the Bylaws, be voted in the aggregate as a single class without regard to series or classes of shares, except that (1) when required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class and (2) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.

There shall be no cumulative voting in the election of Trustees.

3.	Declaration of Trust Amendment Procedure (Current Declaration, Section IX.3, Proposed Declaration, Article IX, Section 8)
General Authority of Trustees: The Trustees may also amend the Current Declaration without the vote or consent of the Holders (i) to change the name of the Trust or any series or classes of shares, (ii) to supply any omission, or cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, (iii) if they deem it necessary to conform this declaration to the requirements of applicable federal or state laws or regulations or the requirements of the Internal Revenue Code, or to eliminate or reduce any federal, state or local taxes which are or may be payable by the Trust or the Holders, but the Trustees shall not be liable for failing to do so, or (iv) for any other purpose which does not adversely affect the rights of any Holder with respect to which the amendment is or

General Authority of Trustees: Except as specifically provided in the Proposed Declaration, the Trustees may amend or otherwise supplement the Proposed Declaration by making an amendment, a declaration of trust supplemental hereto or an amended and restated declaration of trust by an instrument in writing executed by a majority of the Trustees. Without limiting the foregoing or shareholder rights set forth below, the Trustees may, without any shareholder vote, amend the Proposed Declaration (x) to supply any omission or to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or (y) if they deem it necessary or advisable, to conform the Proposed Declaration to the requirements of applicable law, including the 1940 Act or the Internal Revenue Code of 1986, as amended (the “Code”), but the Trustees would have the authority to organize or assist in organizing a corporation or other organization to take over all of the property of the Trust or a series or carry on any business in which the Trust directly or indirectly has any interest, and to sell, convey and transfer such property to such organization (among other actions), without shareholder approval, except to the extent required by applicable law, which does require shareholder approval in certain instances. For additional information, please see item (9) of this chart and item (6) of Proposal 3 of the proxy statement.

purports to be applicable.

Interestholder Rights: The Current Declaration may be amended by a Majority Interests Vote or such greater vote as may be prescribed in the Current Declaration at a meeting of Holders, or by written consent without a meeting. The provisions of the preceding sentence may not be amended except by vote of the Holders of not less than two-thirds of the Interests.

No amendment may be made under this Section IX.4 which would change any rights with respect to any Interests in the Trust or of any series of the Trust by reducing the amount payable thereon upon liquidation of the Trust or of such series of the Trust or by diminishing or eliminating any voting rights pertaining thereto, except with the vote or consent of the Holders of not less than two-thirds of any Interests in the Trust or of such series or by such other vote as may be established by the Trustees with respect to any series or class.

Other amendment provisions/limitations on Trustee authority: Nothing contained in the Current Declaration shall permit the amendment of the Current Declaration to impair the exemption from personal liability of the Trustees, officers, employees and agents of the Trust.

shall not be liable for failing to do so, or, (z) with respect to an amendment affecting a series or class, for any reason at any time, if there are no shares of such series or class outstanding at that time.

Shareholder Rights: Shareholders shall have the right to vote only on any amendment (i) that would affect their right to vote granted in Article V, Section 1 of the Proposed Declaration; (ii) as may be required by law to be approved by shareholders; and (iii) submitted to them by the Trustees. Except as otherwise specifically provided in the Proposed Declaration, any amendment on which shareholders have the right to vote shall require an affirmative vote of the holders of at least a majority of the shares outstanding and entitled to vote, except that an amendment which in the determination of the Trustees shall affect the holders of one or more series but not the holders of all outstanding series, or shall affect the holders of one or more classes of a series but not the holders of all outstanding shares of all classes, shall be authorized as to any such series or class by the affirmative vote of the holders of at least a majority of the shares of such affected series or class outstanding and entitled to vote, and no vote of shareholders of a series or class not determined by the Trustees to be affected shall be required.

Other amendment provisions/limitations on Trustee authority: Nothing contained in the Proposed Declaration shall permit the amendment of the Proposed Declaration (i) to impair the exemption from personal liability of the shareholders, former shareholders, Trustees or former Trustees, (ii) to permit assessments upon shareholders of the Trust, or (iii) to limit the rights to indemnification provided in Article VIII with respect to actions or omissions prior to such amendment.

4.	Termination of Trust, Series and Classes; Liquidation of Series (Current Declaration, Sections VI.4(f), VI.4(g) and IX.2; Proposed Declaration, Article IX, Section 4)
The Trust or any series may be terminated either by (i) resolution of the Board of Trustees with notice in writing to the Holders, (ii) the affirmative vote of the Holders of not less than two-thirds of the Interests at any meeting of Holders or the appropriate series thereof, or (iii) a Majority Interests Vote if such termination is recommended by the

Unless terminated as provided herein, the Trust shall continue without limitation of time.  The Trust may be terminated at any time by vote of at least 66-2/3% of the shares of each series, voting separately by series, or by the Trustees by written notice to the shareholders.  Any series may be terminated at any time by vote of at least 66-2/3% of the shares of that series;

Trustees. The foregoing provisions may not be amended except by the approval by the Holders of not less than two-thirds of the Interests.

At any time that there are no Interests outstanding of any particular series or class previously established and designated, the Trustees may, by a resolution adopted by a majority of their number, abolish that series or class and the establishment and designation thereof. Each resolution referred to in this paragraph shall have the status of an amendment to the Current Declaration.

The liquidation of any particular series in which there are Interests then outstanding may be authorized by an instrument in writing, without a meeting, signed by a majority of the Trustees then in office, subject to the approval by a Majority Interests Vote as that term is defined in Section I.2(k)(iii). Section I.2(k)(iii) requires the vote of (i) 67% or more of the Interests present or represented by proxy at a meeting of Holders, or (ii) more than 50% of all Interests, whichever is less.
alternatively, any series or class may be terminated at any time by the Trustees by written notice to the shareholders of that series or class. Nothing in the Proposed Declaration or the Bylaws shall restrict the power of the Trustees to terminate any series or class by written notice to the shareholders of such series or class, whether or not such shareholders have voted (or are proposed to vote) with respect to a merger, reorganization, sale of assets or similar transaction involving such series or class.
5.	Inspection of Books and Records (Current Declaration, N/A; Proposed Declaration, Article V, Section 5)	No corresponding provision.
No shareholder shall have any right to examine any books or records of the Trust if the Trust determines that the examination will for any reason be adverse to the interests of the Trust.  The Trust’s determination that the examination would be adverse to the interests of the Trust, and the refusal to permit examination, shall be binding upon the shareholders, and no suit, proceeding or other action shall be commenced or maintained after such decision to reject a demand for examination.  There shall be no right for any person to examine any books or records of the Trust if such person is not a shareholder of the applicable series or class of shares for all relevant periods including without limitation when the demand to examine any books or records of the Trust was made, during the pendency of any suit, proceeding or other action related to a demand to examine any books or records of the Trust, or during the period of any examination of the books or records of the Trust.  This provision is without exclusion to other bases for refusing to permit such examination.  In addition, every examination shall be subject to such reasonable regulations as the Trust may establish in regard thereto.
II.	Trustee Rights and Powers
6.	Trustees’ Manner of Acting (Current Declaration, Section III.10; Proposed Declaration, Article IV, Section 3)
Except as otherwise provided herein or in the Bylaws or by any provision of law, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of Trustees (a quorum being present), including any meeting held by means of a conference telephone circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other, or by written consents of all the Trustees.

Except as otherwise provided herein or from time to time in the Bylaws, any action to be taken by the Trustees may be taken (A) by a majority of the Trustees present at a meeting of the Trustees (a quorum being present), within or without Massachusetts, including any meeting held by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other at the same time (participation by which means shall for all purposes constitute presence in person at a meeting), or (B) by written consents of a majority of the Trustees then in office (which written consents shall be filed with the records of the meetings of the Trustees and shall be treated for all purposes as a vote taken at a meeting of Trustees).

7.	Trustees’ Delegation of Authority (Current Declaration, Section II.5; Proposed Declaration, N/A)
Any Trustee may, by power of attorney, delegate his or her power for a period not exceeding six (6) months at any one time to any other Trustee or Trustees; provided that in no case shall less than two (2) Trustees personally exercise the powers granted to the Trustees under the Current Declaration except as herein otherwise expressly provided.
No corresponding provision.
8.	Merger, Consolidation and Sale of Assets (Current Declaration, Section IX.4; Proposed Declaration Article IX, Section 5, Article III, Section 1)
The Trust may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property, including goodwill, upon such terms and conditions and for such consideration when and as authorized by the Trustees.

The Trust, or any one or more series of the Trust, may, either as the successor, survivor or non-survivor, (1) consolidate or merge with one or more other trusts, series (including any series of the Trust), sub-trusts, partnerships, limited liability companies, associations or corporations organized under the laws of the Commonwealth of Massachusetts or any other jurisdiction, to form a consolidated or merged trust, series (including any series of the Trust), sub-trust, partnership, limited liability company, association or corporation under the laws of the Commonwealth of Massachusetts or any other jurisdiction or (2) transfer all or a substantial portion of its assets to one or more other trusts, series (including any series of the Trust), sub-trusts, partnerships, limited liability companies, associations or corporations organized under the laws of the Commonwealth of

Massachusetts or any other jurisdiction, or have one or more such trusts, series, sub-trusts, partnerships, limited liability companies, associations or corporations transfer all or a substantial portion of its assets to it, any such consolidation, merger or transfer to be upon such terms and conditions as are specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the Trust, or one or more series, as the case may be, in connection therewith.  Any such consolidation, merger or transfer may be authorized by vote of a majority of the Trustees then in office without the approval of shareholders of the Trust or relevant series.

The Trustees also may from time to time, without shareholder approval, combine the shares of two or more series into a single series or the shares of two or more classes of any series into a single class.

9.	Incorporation (Current Declaration, Section IX.5; Proposed Declaration, N/A)
Upon a Majority Interests Vote, the Trustees may cause to be organized or assist in organizing a corporation or corporations under the law of any jurisdiction or a trust, partnership, association or other organization to take over the Trust Property or to carry on any business in which the Trust directly or indirectly has any interest, and to sell, convey and transfer the Trust Property to any such corporation, trust, partnership, association or other organization in exchange for the equity interests thereof or otherwise, and to lend money to, subscribe for the equity interests of, and enter into any contract with any such corporation, trust, partnership, association or other organization, or any corporation, trust, partnership, association or other organization in which the Trust holds or is about to acquire equity interests. The Trustees may also cause a merger or consolidation between the Trust or any successor thereto and any such corporation, trust, partnership, association or other organization if and to the extent permitted by law. Nothing contained herein shall be construed as requiring approval of the Holders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, associations or other organizations and
No corresponding provision.

selling, conveying or transferring a portion of the Trust Property to one or more of such organizations or entities.
10.	Trustees’ Authority to Hire Subadvisors (Current Declaration, Sections IV.1 and IV.2; Proposed Declaration, Article IV, Section 6)
Subject to applicable provisions of the 1940 Act, the Trustees may in their discretion from time to time enter into one or more investment advisory and management contracts or, if the Trustees establish multiple series, separate investment advisory and management contracts with respect to one or more series whereby the other party or parties to any such contracts shall undertake to furnish the Trust or such series such management, investment advisory, administration, accounting, legal, statistical and research facilities and services, promotional or marketing activities, and such other facilities and services, if any, as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine. Notwithstanding any provisions of the Current Declaration, the Trustees may authorize the Investment Advisers, or any of them, under any such contracts (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales, loans or exchanges of portfolio securities and other investments of the Trust on behalf of the Trustees or may authorize any officer, employee or Trustee to effect such purchases, sales, loans or exchanges pursuant to recommendations of such Investment Advisers, or any of them (and all without further action by the Trustees). Any such purchases, sales, loans and exchanges shall be deemed to have been authorized by all of the Trustees.

The Trustees may in their discretion from time to time enter into an administration contract whereby the other party shall agree to provide the Trustees or the Trust administrative personnel and services to operate the Trust on a daily or other basis, on such terms and conditions as the Trustees may in their discretion determine. Such services may be provided by one or more persons or entities.

The Trustees may, at any time and from time to time, contract for exclusive or nonexclusive advisory and/or management services with any corporation, trust, association or other organization (the “Manager”), every such contract to comply with such requirements and restrictions as may be set forth in the Bylaws; and any such contract may provide for, or permit, the hiring of, or delegation to, one or more sub-advisers who shall perform all or part of the obligations of the Manager under such contract and may contain such other terms as the Trustees may determine, including, without limitation, authority to determine from time to time what investments shall be purchased, held, sold or exchanged and what portion, if any, of the assets of the Trust shall be held uninvested and to make changes in the Trust’s investments.  The Trustees may also, at any time and from time to time, contract with the Manager or any other corporation, trust, association or other organization, appointing it exclusive or nonexclusive distributor or principal underwriter for the shares, every such contract to comply with such requirements and restrictions as may be set forth in the Bylaws; and any such contract may contain such other terms as the Trustees may determine.

11.	Redemption by Trust	Each Interest shall be subject to	The Trust shall have the right at its option

(Current Declaration, Section VII.2; Proposed Declaration, Article VI, Section 3)
repurchase by the Trust at the option of the Trust at the redemption price determined in accordance with Section VII.1: (i) at any time if the Trustees determine, in their sole discretion, that failure to so redeem may have materially adverse consequences to the Holders, or (ii) upon such other conditions with respect to maintenance of Holder accounts of a minimum amount as may from time to time be determined by the Trustees. Upon such decrease or Redemption the Holder so decreased or redeemed shall have no further right with respect thereto other than to receive payment of such redemption price.

and without a vote of the shareholders at any time and for any reason or no reason to redeem all or a portion of the shares of any shareholder at the net asset value thereof as determined in accordance with the Proposed Declaration and the Bylaws, including, but not limited to: (i) if at such time such shareholder owns fewer shares than, or shares having an aggregate net asset value of less than, an amount determined from time to time by the Trustees; or (ii) to the extent that such shareholder owns shares of a particular series of shares equal to or in excess of a percentage of the outstanding shares of that series determined from time to time by the Trustees, or representing a percentage of the aggregate net asset value of that series equal to or in excess of a percentage determined from time to time by the Trustees; or (iii) to the extent that such shareholder owns shares of the Trust equal to or in excess of a percentage of the outstanding shares of the Trust or the aggregate net asset value of the Trust determined from time to time by the Trustees; or (iv) if the Trust determines that such shareholder is engaging in conduct that is harmful to the Trust or any series or class; or (v) that such shareholder’s continued participation in the Trust would cause, or in the judgment of the Trustees threatens to cause, the Trust to fail to comply with applicable law or to fail to be eligible for any tax withholding, regulatory or registration exemption, including without limitation, due to a determination by the Trustees that such shareholder’s continued participation in the Trust may cause the Trust to be required to withhold on distributions to such shareholder by reason of section 1471 et seq. of the Code; or (vi) if the Trust otherwise determines such redemption to be necessary or appropriate.

12.	Suspension of Right of Redemption (Current Declaration, Section VII.3; Proposed Declaration, Article VI, Section 2)
The Trustees may declare a suspension of the right of decrease or redeem interests or postpone the date of payment of the proceeds of a decrease or Redemption as and to the extent consistent with applicable law. Such suspension shall take effect at such time as the Trust shall specify but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be

The Trust shall purchase such shares as are offered by any shareholder for redemption, upon the presentation of any certificate for the shares to be purchased, a proper instrument of transfer and a request directed to the Trust or a person designated by the Trust that the Trust purchase such shares, or in accordance with such other procedures for redemption as the Trustees may from time to time authorize; and the Trust will pay therefor the net asset value

		no right of decrease, Redemption or payment on decrease or Redemption until the Trust shall declare the suspension at an end. In the case of a suspension of the right of decrease or Redemption, a Holder may either withdraw his request to decrease or redeem Interests or receive payment based on the net asset value existing after the termination of the suspension.	thereof, as next determined in accordance herewith, less any applicable redemption charge or other charges and/or fees fixed by the Trustees. Except as otherwise provided from time to time in the prospectus of the Trust relating to the particular class or series of shares, or as the Trustees may otherwise determine, payment for said shares shall be made by the Trust to the shareholder within seven days after the date on which the request is made. The obligations set forth in this paragraph may be suspended or postponed from time to time or at any time in the discretion of the Trustees in accordance with applicable law and regulation, including determinations, exemptions, pronouncements, and regulatory relief issued or promulgated by appropriate governmental authorities.
13.	Authority to Combine Classes (Current Declaration, Section N/A; Proposed Declaration, Article IX, Section 5, Article III, Section 1)	No corresponding provision.	The Trustees may from time to time, without shareholder approval, combine the shares of two or more classes of any series into a single class.

III.	Other
14.	Number and Removal of Trustees (Current Declaration, Sections II.2 and II.3; Proposed Declaration, Article IV, Section 1)
The Trustees serving as such, whether named above or hereafter becoming Trustees, may increase or decrease the number of Trustees to a number other than the number theretofore determined, so long as the number shall never be less than two (2); provided, however, that the number of Trustees may be one (1) until such time as the initial Trustee shall elect additional Trustees.

Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) by the action of two-thirds of the remaining Trustees or by the action of the Holders by not less than two-thirds of the Interests (for purposes of determining the circumstances and procedures under which such removal by the Holders may take place, the provisions of Section 16(c) of the 1940 Act shall be applicable to the same extent as if the Trust were subject to the provisions of that Section). These provisions may not be amended except by a vote of the Holders of not less than two-thirds of the Interests.
From time to time, the Trustees may fix the number of Trustees.
15.	Derivative Actions (Current Declaration, N/A; Proposed Declaration, Article III, Section 5)	No corresponding provision.
The purpose of Section 5 of the Proposed Declaration is to protect the interests of the Trust and the shareholders by establishing a process that will permit legitimate inquiries and claims to be made and considered while avoiding the time, expense, distraction and other harm that can be caused to the Trust and shareholders as a result of spurious shareholder demands and derivative actions.

(a)   No shareholder shall commence or maintain a derivative or similar action or proceeding on behalf or for the benefit of the Trust or any series or class to recover a judgment in its favor (a “derivative action”) unless each of the following conditions is met:

(i)  The complaining shareholder was a shareholder of the series or class on behalf of or in the right of which the derivative action is proposed to be brought (the “affected series or class”)

at the time of the action or failure to act complained of, or acquired the shares afterwards by operation of law from a person who was a shareholder at that time, and subsequently remains a shareholder of such series or class for all relevant periods including without limitation when the demand required by subsection (iii) below was made and while the derivative action is maintained;

(ii)   The complaining shareholder does not bring or purport to bring the derivative action on behalf of any series or class of the Trust other than the class or series that the shareholder owns pursuant to subsection (i) above;

(iii)   Prior to the commencement of such derivative action, the complaining shareholder has made a written demand on the Trust, mailed to the Secretary of the Trust at the Trust’s principal office, requesting that the Trustees cause the Trust to file the action itself on behalf of the affected series or class (a “demand”) and setting forth with particularity the nature of the proposed proceeding or claim and the essential facts relied upon by the shareholder to support the allegations made in the demand;

(iv)   The period described in subsections (b) or (e) below has elapsed, unless the Trust notifies the complaining shareholder by an earlier date of the Trust’s response to the demand; and

(v)   The Trust has not notified the complaining shareholder of any determination by the Trustees or the shareholders pursuant to this Section 5 that would preclude the complaining shareholders from commencing or maintaining the derivative action.

(b)     Within 90 calendar days of the receipt of a shareholder demand submitted in accordance with the requirements above, those Trustees who are independent for purposes of considering the demand (the “independent Trustees”) will consider the merits of the claim and determine whether commencing or maintaining a suit would be in the best interests of the Trust or the affected series or class, as applicable.  If, during this 90-day period, those independent Trustees conclude that such determination cannot reasonably be made within the 90-day period, those independent Trustees may extend the 90-day period by a period that the independent Trustees consider will be sufficient to permit them to make such a determination, not to exceed 120 calendar days from the end of the initial 90-day period (such 90-day period, as may be extended as provided hereunder, the “review period”).  Notice of any such decision to extend the review period shall be sent to the complaining shareholder.

(c)     Any Trustee acting in connection with any demand or any proceeding relating to a claim on behalf of or for the benefit of the Trust or any series or class thereof who is not an Interested Person of the Trust shall be deemed to be independent and disinterested with respect to any actions taken in connection with any such demand, proceeding, or claim.  Without limiting the foregoing, a Trustee otherwise independent for purposes of considering the demand shall not be considered not to be independent and disinterested by virtue of (i) the fact that such Trustee receives remuneration for his service as a Trustee of the Trust or as a trustee or director of one or more investment companies with the same or an affiliated investment adviser or underwriter, (ii) the amount of such remuneration, (iii) the fact that such Trustee was identified in the demand as a potential defendant or witness or was named as a defendant in any derivative action, or (iv) the fact that the Trustee approved or participated in the act being challenged in the demand if the act resulted in no material personal benefit to the Trustee or, if the Trustee is also a shareholder, no material personal benefit that is not shared pro rata with other shareholders of the series or class of which the Trustee is a shareholder.

(d)  Any decision by the independent Trustees to bring, maintain or settle (or not to bring, maintain or settle) a proceeding in connection with a demand, or to vindicate (or not vindicate) any claim on behalf or for the benefit of the Trust, or to submit the matter to a vote of shareholders pursuant to subsection (e) below, shall be made by the Trustees in their sole business judgment and shall be binding upon the shareholders, and no suit, proceeding or other action shall be commenced or maintained after a decision to reject a demand.

(e)  In their sole discretion, the Trustees may submit the decision whether to bring an action in response to the demand on behalf of the Trust or any affected series or class to a vote of shareholders of the Trust or any affected series or class.  Notice of any such decision to submit the matter to a vote of shareholders shall be sent to the complaining shareholder.  The Trust shall notify the complaining shareholder of the results of such shareholders’ vote, which shall be binding upon shareholders, within 180 days of the receipt of such demand submitted in accordance with the requirements of subsection (a) above.

16.	Direct Actions (Current Declaration, N/A; Proposed Declaration, Article III, Section 7)	No corresponding provision.
No class of shareholders shall have the right to bring or maintain a direct action or claim for monetary damages against the Trust or the Trustees predicated upon an express or implied right of action under the Proposed Declaration or the 1940 Act or other federal securities laws, nor shall any single shareholder, who is similarly situated to one or more other shareholders with respect to an alleged injury, have the right to bring such an action, unless the class of shareholders or single shareholder has obtained authorization from the Trustees to bring the action.  The requirement of authorization shall not be excused under any circumstances, including claims of alleged interest on the part of the Trustees.  A request for authorization shall be mailed to the Secretary of the Trust at the Trust’s principal office and shall set forth with particularity the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the class of shareholders or single shareholder to support the allegations made in the request.  The Trustees shall consider such request within 90 days after its receipt by the Trust.  In their sole discretion, the Trustees may submit the matter to a vote of shareholders of the Trust or of any series or class of shares, as appropriate.  Any decision by the Trustees to settle or to authorize (or not to settle or to authorize) such court action, proceeding or claim, or to submit the matter to a vote of shareholders, shall be binding upon the class of shareholders or single shareholder seeking authorization.

17.	Mechanics for Establishing or Abolishing a Series or Class (Current Declaration, Sections VI.4(f), VIII.6 and IX.3; Proposed Declaration, Article IX, Section 6)
The establishment and designation of any series or class of Interests in addition to those established in Section VI.1 shall be effective by resolution adopted by a majority of the then Trustees setting forth such establishment and designation and the relative rights, preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of Redemption of such series or class, or as otherwise provided in such instrument. At any time that there are no Interests outstanding of any particular series or class previously established and designated, the Trustees may, by a resolution adopted by a

There is no explicit requirement that an amendment to the Proposed Declaration is required to establish and designate series or abolish series previously established and designated.

The original or a copy of this instrument and of each amendment hereto shall be kept at the office of the Trust where it may be inspected by any shareholder.  Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to any matters in connection with the Trust hereunder, and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a majority of their number, abolish that series or class and the establishment and designation thereof. Each resolution referred to in this paragraph shall have the status of an amendment to the Current Declaration.

The Current Declaration and any amendment hereto shall be filed in the office of the Department of State of The Commonwealth of Massachusetts and in such other places as may be required under the laws of The Commonwealth of Massachusetts.
copy of this instrument or of any amendments to the Proposed Declaration. In this instrument and in any such amendment, references to this instrument and all expressions like “herein”, “hereof” and “hereunder” shall be deemed to refer to this instrument as amended or affected by any such amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. This instrument may be executed in any number of counterparts each of which shall be deemed an original.
18.	Uniform Trustee Standard of Care (Current Declaration, Section V.2, V.4, V.6; Proposed Declaration, Article IX, Section 2)
No Trustee, officer, employee or agent of the Trust shall be liable to the Trust or its holders for any action or failure to act (including, without limitation, the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties, and all such persons shall look solely to the Trust property, or to the property of one or more specific series of the Trust if the claim arises from the conduct of such Trustee, officer, employee or agent with respect to only such series, for satisfaction of claims of any nature arising in connection with the affairs of the Trust.

No Trustee shall be obligated to give any bond or other security for the performance of any of his or her duties hereunder.

Each Trustee and officer or employee of the Trust shall, in the performance of his or her duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of its officers or employees or by any investment adviser, placement agent, administrator accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested.  A Trustee shall be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else.  The Trustees may take advice of counsel or other experts with respect to the meaning and operation of the Proposed Declaration, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice.  The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

The appointment, designation or identification of a Trustee as the chairperson or co-chairperson of the Trustees, the lead or assistant lead independent Trustee, a member or chairperson or co-chairperson of a committee of the Trustees, an expert on any topic or in any area (including audit committee financial expert) or having any other special appointment, designation or identification, shall not (a) impose on that person any duty, obligation or liability that is greater than the duties, obligations and liabilities imposed on that person as a Trustee in the absence of the appointment, designation or identification or (b) affect in any way such Trustee’s rights or entitlement to indemnification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall (x) be held to a higher standard of care by virtue thereof or (y) be limited with respect to any indemnification to which such Trustee would otherwise be entitled.

19.	Trustee Indemnification (Current Declaration, V.3; Proposed Declaration, Article VIII)	Declaration of Trust:
The Trustees shall provide for indemnification by the Trust, or by one or more series thereof if the claim arises from his or her conduct with respect to only such series, of any person who is, or has been, a Trustee, officer, employee or agent of the Trust against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Trustee, officer, employee or agent and against amounts paid or incurred by him or her in the settlement thereof, in such manner as the Trustees may provide from time to time in the Bylaws.

The word "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits and proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

The indemnification provisions in Article VI of the current Bylaws are as follows:

    Section 1. TRUSTEES, OFFICERS, ETC. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as an interestholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered
The Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (each such Trustee, officer or person hereinafter referred to as a “Covered Person”), against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and accountants’ or counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust or that such Covered Person’s action was at least not opposed to the best interests of the Trust and except that no Covered Person shall be indemnified against any liability to the Trust or its shareholders to which such Covered Person would otherwise be subject by reason of such Covered Person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article VIII, provided, that (a) such Covered Person shall provide security for

Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of any alleged act or omission as a Trustee or officer (which shall include without limitation, to the fullest extent permitted by law, any act or omission in respect of the sale of interests of the Trust to one or more other investment companies or the sale of securities by any other such investment company, or such Trustee's or officer's status as a signatory or other status under or in respect of any registration statement of any such other investment company under the 1940 Act, or the Securities Act of 1933, as amended, or other related documentation of any kind, or any other act or omission of any Trustee or officer in respect of the Trust's status or alleged status as co-issuer of securities of any other such investment company) or by reason of his or her being or having been such a Trustee or officer, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interest of the Trust and except that no Covered Person shall be indemnified against any liability to the Trust or its interestholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person, may be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding on the condition that the amounts so paid shall be repaid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article. If the act or omission or other matter in respect of which an obligation of the Trust to provide indemnification pursuant to this Article VI relates only to one or more series of the Trust, then the obligation so to provide indemnification shall be the obligation only of those series.	his or her undertaking, (b) the Trust shall be insured against losses arising from any such advance payments, or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe such Covered Person ultimately will be entitled to indemnification.

As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication in a decision on the merits by a court, or by any other body before which the proceeding was brought, that such Covered Person either (a) did not act in good faith in the reasonable belief that such Covered Person’s action was in the best interest of the Trust or that such Covered Person’s action was at least not opposed to the best interests of the Trust or (b) is liable to the Trust or its shareholders by reason of such Covered Person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office, indemnification shall be provided if (x) approved as in the best interest of the Master Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), upon a determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that such Covered Person acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust or that such Covered Person’s action was at least not opposed to the best interests of the Master Trust and that such indemnification would not protect such Covered Person against any liability to the Master Trust or its shareholders by reason of such Covered Person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office, or (y) there has been obtained an opinion in writing of independent legal

    Section 2. COMPROMISE PAYMENT. As to any matter disposed of by a compromise payment by any such Covered Person referred to in Section 1 above, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such compromise shall be approved as in the best interests of the Trust, after notice that it involved such indemnification, (a) by a disinterested majority of the Trustees then in office; or (b) by a majority of the disinterested Trustees then in office; or (c) by any disinterested person or persons to whom the question may be referred by the Trustees, provided that in the case of approval pursuant to clause (b) or (c) there has been obtained an opinion in writing of independent legal counsel to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and that such indemnification would not protect such person against any liability to the Trust or its interestholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; or (d) by vote of interestholders holding a majority of the interests entitled to vote thereon, exclusive of any interests beneficially owned by any interested Covered Person. Approval by the Trustees pursuant to clause (a) or (b) or by any disinterested person or persons pursuant to clause (c) of this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with any of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust or to have been liable to the Trust or its interestholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the counsel, based upon a review of readily available facts (as opposed to a full trial-type inquiry), to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Master Trust or that such Covered Person’s action was at least not opposed to the best interests of the Master Trust and that such indemnification would not protect such Covered Person against any liability to the Master Trust or its shareholders to which such Covered Person would otherwise be subject by reason of such Covered Person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Any approval pursuant to this Section 2 shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section 2 as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Master Trust or that such Covered Person’s action was at least not opposed to the best interests of the Master Trust or to have been liable to the Master Trust or its shareholders by reason of such Covered Person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

For purposes of the determination or opinion referred to in clause (c) of Section 1 of this Article VIII or clauses (x) or (y) of Section 2 of this Article VIII, the majority of the disinterested Trustees of the Master Trust acting on the matter or independent legal counsel, as the case may be, shall be entitled to rely upon a rebuttable presumption that the Covered Person acted in good faith in the reasonably belief that such Covered Person’s action was in the best interests of the Master Trust or that such Covered Person’s action was at least not opposed to the best interests of the Master Trust and has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

conduct of such Covered Person's office.

     Section 3. INDEMNIFICATION NOT EXCLUSIVE. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article 4, the term "Covered Person" shall include such person's heirs, executors and administrators; an "interested Covered Person" is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending; and a "disinterested Trustee" or "disinterested person" is a Trustee or a person against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

     Section 4. AMENDMENT. This Article VI may not be amended, limited, or repealed so as to limit in any way the rights or benefits hereunder of or to any person in respect of any liability or expense arising out of or relating to any act, omission, or status of such person prior to the date of such amendment, limitation, or repeal.

The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled.  As used in this Article VIII, the term “Covered Person” shall include such person’s heirs, executors and administrators, and a “disinterested Trustee” is a Trustee who is not an “interested person” of the Trust as defined in Section 2(a)(19) of the 1940 Act (or who has been exempted from being an interested person by any rule, regulation or order of the Securities and Exchange Commission) and against whom none of the actions, suits or other proceedings in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending.  Nothing contained in this Article VIII shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person, including any Trustees or officers.

20.	Shareholder Indemnification (Current Declaration, Section V.1; Proposed Declaration, Article VIII, Section 5)
No interestholder shall be subject to any personal liability whatsoever to any person in connection with Trust Property or the acts, obligations or affairs of the Trust. The Trust shall indemnify out of the property of the Trust and hold each interestholder harmless from and against all claims and liabilities, to which such interestholder may become subject by reason of his being or having been a interestholder, and shall reimburse such interestholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability; provided that, in the event the Trust shall consist of more than one series, interestholder s of a particular series who are faced with claims or liabilities solely by reason of their status as  interestholder s of that series shall be limited to the assets of that series for recovery of such loss and related expenses. The rights accruing to an interestholder under Section V.1 shall not exclude any other right to which such interestholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a interestholder in any appropriate situation even though not specifically provided herein.

In case any shareholder or former shareholder shall be held to be personally liable solely by reason of his or her being or having been a shareholder of the Trust or of a particular series and not because of his or her acts or omissions or for some other reason, the shareholder or former shareholder (or its corporate or other general successor) shall be entitled out of the assets of the series of which he or she is a shareholder or former shareholder to be held harmless from and indemnified against all loss and expense arising from such liability.

21.	Book Capital Account Balances (Current Declaration, Article VIII, Section VIII.1; Proposed Declaration, Article VI, Section 5)
The Book Capital Account balance of each interestholder shall be determined on such days and at such time or times as the Trustees may determine. The Trustees shall adopt resolutions setting forth the method of determining the Book Capital Account balance of each interestholder. The power and duty to make calculations pursuant to such resolutions may be delegated by the Trustees to the Investment Adviser, Manager, administrator, custodian, or such other person as the Trustees may determine. Upon the redemption of an interest, the interestholder of that interest shall be entitled to receive the balance of its Book Capital Account. An interestholder may not transfer, sell or exchange its Book Capital Account balance.

For any series treated as a partnership (or an entity that is a disregarded entity) for U.S. federal income tax purposes one or more Book Capital Accounts shall be established on the books of the Trust for each shareholder in such series.  The Book Capital Account of each such shareholder shall be in an amount equal to such shareholder’s contribution with respect to such series (or class) adjusted as hereinafter provided.  At the beginning of each accounting period, the Book Capital Account of each such shareholder shall be increased by the amount of any contributions made to such Book Capital Account as of the beginning of such accounting period and decreased by (i) the amount of any repurchases and redemptions made from or with respect to such Book Capital Account by such shareholder in the immediately preceding accounting period or (ii) any distributions made to such shareholder from such Book Capital Account.  At the end of each accounting period, the applicable Book

Capital Account of each such shareholder shall be increased or decreased by the amount credited or debited to the applicable Book Capital Account of such shareholder pursuant to Article VI Section 6. With respect to such series, the Trustees may create a separate Book Capital Account for each contribution with respect to a series or class. Notwithstanding anything else, each such Book Capital Account shall reflect the net asset value of the associated shares and interest.

22.	Allocations; Allocations for Tax Purposes (Current Declaration, Article VIII, Sections VIII.2, VIII.3 and VIII.4; Proposed Declaration, Article VI, Sections 6, 7 and 8)
The Trustees shall establish the procedures by which the Trust or any series thereof shall make (i) the allocation of unrealized gains and losses, taxable income and tax loss, and profit and loss, or any item or items thereof, to each interestholder, (ii) the payment of distributions, if any, to interestholders, and (iii) upon liquidation, the final distribution of items of taxable income and expense. The Trustees may amend the procedures adopted pursuant to this Section VIII.2 from time to time. The Trustees may retain from the net profits such amount as they may deem necessary to pay the liabilities and expenses of the Trust, including any series thereof, to meet obligations of the Trust, including any series thereof, and as they may deem desirable to use in the conduct of the affairs of the Trust, including any series thereof, or to retain for future requirements or extensions of the business.

Ordinary Income and Expenses generated by the Trust will be allocated to the interestholders based upon the relative values of their interests in the Trust of the beginning of each day.

The Trust will use an aggregate method for making forward and reverse 704(c) allocations, subject to a favorable Private Letter Ruling from the Internal Revenue Service. Under this method the Trust will establish a revaluation account for each interestholder. This account represents each interestholder's share of unrealized gains and losses previously allocated from the Trust. Each day the Trust will determine the increase or decrease in its unrealized gains or losses and allocate either to the interestholders based on the relative values of their interests in the Trust as of the beginning of the day. Realized gains will be allocated first to interestholders with positive balances in their revaluation accounts, then to interestholders based on their relative values of their interests in the Trust. Realized losses will be allocated first to interestholders with negative balances in their revaluation accounts, then to interestholders based on their relative values of their interests in the Trust.

As of the end of the last business day of each accounting period, for any series treated as a partnership (or, where applicable, an entity that is a disregarded entity) for U.S. federal income tax purposes, the Profit or Loss, and such other fees and expenses as the Trustees may determine, of each series for such accounting period shall be allocated to all Book Capital Accounts of shareholders of interests in that series in proportion to their respective Book Capital Account balances as of the beginning of the first business day of such accounting period (after taking into account any contributions or distributions as of such date).

The income, gains, losses, deductions and credits of each series of the Trust which series is treated as a partnership (or, where applicable, an entity that is a disregarded entity) for U.S. federal income tax purposes shall be allocated for U.S. federal, state and local income tax purposes among the shareholders so as to reflect, in the judgment of the Trustees, the interests of the shareholders in each series of the Trust as reflected in the shareholders’ Book Capital Accounts.  In this respect, the Trustees are authorized: (i) to select such tax allocation methods as may in the judgment of the Trustees be appropriate to satisfy the requirements of section 704(c) of the Code regarding allocations of income, gain, loss, deduction and credit for U.S. federal income tax purposes, including without limitation an “aggregate approach” involving “partial netting” or “full netting” with respect to reverse section 704(c) allocations to the extent permitted by Treasury Regulation section 1.704-3; (ii) to interpret and apply the allocation provisions hereof as providing for a “qualified income offset”, “minimum gain chargeback” and such other allocation principles as may be required under section 704 of the Code and applicable regulations (provided that if such principles are applied in making allocations hereunder, subsequent allocations shall be made so as to reverse, to the extent possible in the judgment of the Trustees the effect of the application of such principles); (iii) to determine on a daily, monthly, or other basis items of income, gain, loss, deduction or credit or other items using any permissible method under section 706 of the Code and the regulations thereunder; (iv) to make special allocations of income, gain, loss, deduction or credit to shareholders who withdraw or otherwise redeem all or part of their Book Capital Accounts (as more fully described in the immediately following sentence); (v) to determine the allocation of specific items of income, gain, loss, deduction and credit of the Trust or applicable series; and (vi) to vary any and all of the foregoing allocation provisions to the extent necessary or appropriate in the judgment of the Trustees to comply with section 704 of the Code and applicable regulations.  If a series of the Trust realizes income, gains, deductions or losses for U.S. federal income tax purposes for any fiscal year during or as of the end of which there are one or more shareholders whose Book Capital Account as of such time exceeds or is less than such shareholder’s “adjusted tax basis”, for U.S. federal income tax purposes, in such shareholder’s interest in such series of the Trust as of such time (determined without regard to any adjustments made to such “adjusted tax basis” by reason of any transfer or assignment of such interest and without regard to such shareholder’s share of the liabilities of such series of the Trust under section 752 of the Code) and any such shareholders withdraw or otherwise redeem their Book Capital Accounts with respect to such series pursuant to this Agreement (a “Withdrawing Shareholder”), the Trustees may elect to allocate such income, gains, deductions or losses as follows: (i) to one or more Withdrawing Shareholder to reduce or eliminate such excess or negative basis of any such Withdrawing Shareholders and (ii) to the other shareholders in such series in such manner as shall equitably reflect the amounts allocated to such shareholders’ Book Capital Accounts pursuant to Article VI Section 5.  The shareholders are aware of the potential income tax consequences of the allocations made by this Article VI Section 7 and hereby agree to be bound by the provisions of this Article VI Section 7 in reporting their shares of Trust income, gain, loss, deduction and credit for income tax purposes.

In connection with a redemption, a

distribution of Trust property to a shareholder of a series treated as a partnership for U.S. federal income tax purposes or an assignment or other transfer of all or part of the interest of such a shareholder in the Trust, each shareholder hereby agrees promptly to advise the Trust of all details relating to such redemption, distribution or transfer that may be necessary for the Trust (or any series thereof) to comply with its obligations under sections 734 and 743 of the Code; and the shareholder will provide the Trust promptly upon request by the Trustees any information that the Trustees may deem necessary to allow the Trust (or any series thereof) to comply with its obligation to make any basis adjustment required under sections 734 and 743 of the Code along with any other reasonably requested information that is related to such obligation.

23.	Withholding Tax (Current Declaration, N/A; Proposed Declaration, Article VI, Sections 9, 10 and 11)	No corresponding provision.
The Trustees may withhold and pay over to the Internal Revenue Service (or any other relevant taxing authority) such amounts as the Trustees believe the Trust is required to withhold, pursuant to the Code or any other applicable law, with respect to any distribution, redemption or withdrawal made or deemed made to a shareholder or on account of a shareholder’s distributive share of the Trust’s items of gross income, income or gain.

If the Trust incurs any obligation to pay any amount in respect of taxes (including withholding taxes imposed on any shareholder’s or former shareholder’s share of Trust gross or net income (or items thereof)), income taxes, and any interest, penalties or additions to tax (“Tax Liability”), or the amount of cash or other property to which the Trust otherwise would be entitled is reduced as a result of withholding by other parties in satisfaction of any such Tax Liability, all payments by the Trust in satisfaction of such Tax Liability and all reductions in the amount of cash or fair market value of property to which, but for such Tax Liability, the Trust would have been entitled shall be treated, pursuant to this Article VI Section 9, as distributed (at such time as is determined by the Trustees) to those shareholders to which the related Tax Liability is attributable.

The Trustees shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any shareholder that may be eligible for such reduction or exemption.  Each shareholder shall furnish the Trustees with such information and forms as such shareholder may be required to complete where necessary to comply with any and all laws and regulations governing the obligations of withholding tax agents.

* Please note that the provisions in the chart have been edited to enhance their readability. The chart is qualified entirely by reference to the Current Declaration and form of Proposed Declaration. Capitalized terms not otherwise defined in the chart shall have the meaning ascribed to them in the applicable declaration of trust.

PROXY TABULATOR P.O. BOX 55046 BOSTON, MA 02205-5046

Vote by Internet Please go to the electronic voting site at www.eproxvvote.com/AB. Follow the on-line instructions. If you vote by internet, you do not have to return your Ballot.

Vote by Telephone Please call us toll-free at 1-866-977-7699, and follow the instructions provided. If you vote by telephone, you do not have to return your Ballot.

Vote by Mail Mark, sign and date your Ballot and return promptly. Ensure the address below shows through the window of the enclosed postage paid return envelope.

If Voting by Mail Remember to sign and date form below. Please ensure the address to the right shows through the window of the enclosed postage paid return envelope.	PROXY TABULATOR PO BOX 55046 BOSTON MA 02205-9836

AMERICAN BEACON FUNDS
SPECIAL MEETING OF SHAREHOLDERS
JANUARY 21, 2014
SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints as proxy, Rosemary Behan, (with power of substitution), to vote all the undersigned's shares of the American Beacon S&P 500 Index Fund ("AB Fund"), a series of American Beacon Funds ("AB Trust"), at the Special Meeting of Shareholders to be held on January 21, 2014, at 2:00 p.m. Central Time, at the offices of American Beacon Advisors, Inc., 4151 Amon Carter Boulevard, First Floor, Flagship Room, Fort Worth, Texas 76155 and any adjournments thereof ("Meeting"), with all the power the undersigned would have if personally present.

The Board of Trustees of the AB Trust ("AB Board") is making no recommendations with respect to State Street Equity 500 Index Portfolio ("Master Fund") Proposals 1 through 3 and unanimously recommends that shareholders vote AGAINST Master Fund Proposal 4. The AB Board unanimously recommends that shareholders vote FOR AB Fund Proposal 5.

PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE. NO POSTAGE IS REQUIRED.

SIGNATURE(S) OF SHAREHOLDER(S) (Sign in the box)

PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH.

PLEASE REFER TO THE PROXY STATEMENT FOR ADDITIONAL INFORMATION REGARDING THE PROPOSALS.

Please mark your choice like this X in blue or black ink.

Master Fund Proposals 1. To elect the following as Trustees of the State Street Master Funds ("Master Trust"):			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
			☐	☐	☐
	(01) William L. Marshall	(06) Michael F. Holland
	(02) Patrick J. Riley	(07) William L. Boyan	*	To withhold authority to vote for any individual
	(03) Richard D. Shirk	(08) Rina K. Spence	nominee(s) write the number of the nominee(s)
	(04) Bruce D. Taber	(09) Douglas T. Williams	in the box below.
	(05) Scott F. Powers	(10) James E. Ross

			FOR	AGAINST	ABSTAIN

2.	To approve an Amended and Restated Agreement and Declaration of Trust for the Master Trust.		☐	☐	☐

3.	To change or eliminate certain fundamental investment restrictions of the Master Fund, as described below:
	3.A.	To approve an amendment to the Master Fund's fundamental investment restriction with respect to concentrating investments in an industry;	☐	☐	☐

	3.B.	To approve an amendment to the Master Fund's fundamental investment restrictions with respect to borrowing money and issuing senior securities;	☐	☐	☐

	3.C.	To approve an amendment to the Master Fund's fundamental investment restriction with respect to making loans;	☐	☐	☐

	3.D.	To approve an amendment to the Master Fund's fundamental investment restriction with respect to investment in commodities and commodity contracts;	☐	☐	☐

	3.E.	To approve an amendment to the Master Fund's fundamental investment restriction with respect to investment in real estate;	☐	☐	☐

	3.F.	To approve an amendment to the Master Fund's fundamental investment restriction with respect to participation in the underwriting of securities; and	☐	☐	☐

	3.G.	To approve the elimination of the Master Fund's fundamental investment restrictions with respect to diversification of investments.	☐	☐	☐

4.	To make the fundamental investment objective of the Master Fund non-fundamental.		☐	☐	☐

AB Fund Proposal

5.
To change or eliminate the AB Fund's fundamental investment restrictions to the extent that corresponding changes to the Master Fund's fundamental investment restrictions are approved by the Master Fund's interestholders as described below:

	5.A.	To approve an amendment to the AB Fund's fundamental investment restriction with respect to concentrating investments in an industry;	☐	☐	☐

	5.B.	To approve an amendment to the AB Fund's fundamental investment restrictions with respect to borrowing money and issuing senior securities;	☐	☐	☐

	5.C.	To approve an amendment to the AB Fund's fundamental investment restriction with respect to making loans;	☐	☐	☐

	5.D.	To approve an amendment to the AB Fund's fundamental investment restriction with respect to investment in commodities and commodity contracts;	☐	☐	☐

	5.E.	To approve an amendment to the AB Fund's fundamental investment restriction with respect to investment in real estate;	☐	☐	☐

	5.F.	To approve an amendment to the AB Fund's fundamental investment restriction with respect to participation in the underwriting of securities; and	☐	☐	☐

	5.G.	To approve the elimination of the AB Fund's fundamental investment restriction with respect to diversification of investments.	☐	☐	☐

6.	To transact any other business as may properly come before the Meeting.

Remember to sign and date the form on the reverse side.